UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CSX CORPORATION

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Our Business
Our network serves major population centers in 26 states
east of the Mississippi River, the District of Columbia and the
Canadian provinces of Ontario and Quebec,
as well as more than 240 short-line and regional railroads,
and has access to over 70 ocean, river and lake port terminals along the Atlantic and Gulf Coasts, the Mississippi River,
the Great Lakes and the St. Lawrence Seaway.

Our Guiding Principles

Improve Customer Service

Operate Safely

Control Costs

Optimize Asset Utilization

Value and Develop Employees

Our Vision To be the best-run railroad in North America	Our Purpose To capitalize on the efficiency of rail transportation to serve North America

CSX by the Numbers as of December 31, 2023

Syracuse
Selkirk
Buffalo
Detroit
Chicago
Toledo
Cleveland
Willard
Pittsburgh
Cumberland
Columbus
Baltimore
Avon
Cincinnati
Russell
Louisville
Richmond
Rocky Mount
Nashville
Hamlet
Florence
Birmingham
Atlanta
Charleston
Montgomery
Savannah
Waycross
Mobile
Jacksonville
New Orleans
Tampa
Major Terminal
CSX Rail Service
CSX Operating Agreement

More than

196 years in operation	$14.7 billion of revenue generated	3,500 locomotives, which reduce greenhouse gas emissions by up to 75% compared to trucks

Approximately	Approximately	Approximately

20,000 route-mile rail network	3.4 million carloads shipped	12.9 million tons of carbon dioxide emissions avoided by CSX customers

More than	Approximately

23,000 employees	2.8 million intermodal units shipped

Letter to Shareholders
After a year in which we significantly advanced our goal of strengthening CSX’s workplace culture to drive service excellence and business growth, we aim for continued progress in 2024 through a three-pillar strategy.
JOSEPH R. HINRICHS
President and Chief Executive Officer

March 25, 2024
Dear Shareholder,
Thank you for your ongoing confidence and investment in CSX Corporation. I hope you will join me and the CSX Board of Directors at the Company’s 2024 Annual Meeting on May 8th at 10:00 a.m. EDT, where we will review our 2023 performance and discuss our long-term strategic plan. The meeting will be held in a virtual format to support accessibility and shareholder participation.
Our Strategy
After a year in which we significantly advanced our goal of strengthening CSX’s workplace culture to drive service excellence and business growth, we aim for continued progress in 2024 through a three-pillar strategy:
■sustaining a ONE CSX culture;
■transforming CSX through technology; and
■generating profitable growth through a better customer experience.
We are implementing initiatives supporting each of these elements of our strategic vision across our Company. We are delivering on our promise to our employees to create a work environment in which they feel valued, included, respected and appreciated—a workplace that listens to its team members and motivates them to provide industry-leading service to our customers. We are enhancing the customer experience by lifting our service performance, promoting new innovations and incorporating increasingly responsive, transparent customer service processes and tools. Additionally, we are adopting new technologies that increase efficiency, improve sustainability, enhance safety and overall make it easier than ever for customers to do business with our Company.
Our strategy enabled us to deliver industry-leading Merchandise and Coal growth in 2023, despite economic factors that constrained the broader transportation sector, as our improved service performance positioned us to increase our market share through competitive wins and truck conversions. We are encouraged as CSX continues to benefit in tangible ways from new industrial development partnerships, which are strengthening our sales pipeline with a broad mix of new business prospects. Additionally, the environmental advantage of rail over highway transportation is becoming a factor in our customers’ supply chain decision-making, and we are making efforts to extend this advantage by pursuing alternative energy and fuel-saving solutions that will further increase our efficiency and sustainability.
Ongoing Cultural Transformation
Progress on our ONE CSX cultural transformation remains a priority, as we build a workforce that values teamwork, communication and collaboration across all departments and job functions and truly feels the impact of an improved employee work experience. We succeeded in reaching labor agreements to provide the vast majority of our union-represented employees with paid sick leave, and we are continuing to

2024 Proxy Statement	2

Letter to Shareholders
strengthen labor relations through constructive, ongoing dialogue between union and Company leaders. Another significant ONE CSX initiative has been our regular, periodic employee engagement surveys to gain insight into areas needing improvement, gather employee comments and measure progress. A crucial element of the survey initiative is transparent sharing of the results with employees, which is aimed at demonstrating the sincerity of our Company’s commitment to improving the employee work experience. Altogether, we believe that a cultural transformation in our ONE CSX workforce is beneficial for all our stakeholders by enabling us to deliver on our growth potential as our engaged employees provide better service to our customers.
Safety Commitment
Despite overall safety improvement at CSX, the past year delivered a sobering reminder of the unforgiving nature of the railroad environment. After over two years without an employee workplace fatality, we lost three railroaders in 2023. We have vowed that these tragic incidents and the lives lost will have a lasting impact at our Company. We have strengthened training for new hires and front-line supervisors, and we have implemented mentoring programs that emphasize a ONE CSX approach to safety-related teamwork. Another major event in 2023—the Norfolk Southern derailment at East Palestine, Ohio—drew widespread public attention to rail safety. Our Company had already begun upgrading our wayside defect detection devices and expanding the use of these technologies, and we accelerated our implementations in response to the safety concerns raised by this high-profile incident. These efforts are ongoing, and we are confident in our ability to protect the public and reduce derailment incidence through our multi-faceted approach. Our commitment to safety remains steadfast for both our employees and our communities.
All of these initiatives and many others are reinforcing the value of our Company by supporting our business growth strategy, which we will have the opportunity to discuss further at our 2024 Annual Meeting. To attend the May 8th meeting, enter www.virtualshareholdermeeting.com/CSX2024 into your web browser’s search bar, then enter the 16-digit control number provided on your proxy card or voting instruction form. This number can also be found on the Notice Regarding the Availability of Proxy Materials. You are encouraged to review our 2023 CSX Annual Report to Shareholders, which includes the Company’s audited financial statements and additional information about our Company’s business.
Our proxy materials are being made available electronically in keeping with CSX’s commitment to transparency and conservation of resources. Electronic distribution complies with the Securities and Exchange Commission’s “notice and access” rules in addition to being effective, efficient and more environmentally sustainable. Please refer to the Questions and Answers section of this Proxy Statement or the Annual Meeting of Shareholders section of our Investor Relations website for additional details about accessing information and the conduct of the Annual Meeting.
CSX considers every shareholder vote important, and you are encouraged to promptly submit your proxy to ensure your shares are represented and voted, whether or not you plan to attend the 2024 Annual Meeting. You can vote by proxy via the Internet, by telephone or, if you requested printed proxy materials, by returning your proxy card or voting instruction form in the postage-paid envelope provided. If you submit your proxy in advance, you can still vote your shares online during the Annual Meeting should you choose to attend virtually. Please review the instructions for each of your voting options described in this Proxy Statement as well as in the Notice you received in the mail or via email.
Your participation in our Annual Meeting is appreciated by the CSX Board of Directors and our entire leadership team.
Sincerely,

JOSEPH R. HINRICHS
President and Chief Executive Officer

Consistent with CSX’s commitment to environmental stewardship, resource conservation, governance and timely access to Company information, this year’s Proxy materials will be available to shareholders online.

3

Logistics
The Annual Meeting of Shareholders (the “Annual Meeting”) of CSX Corporation (together with its subsidiaries, “CSX” or the “Company”) will be held:

Date and Time	How to Attend the Annual Meeting	Record Date

Wednesday, May 8, 2024, at 10:00 a.m. EDT
If you plan to participate in the Annual Meeting, please see the instructions in the Questions and Answers section of the Proxy Statement. Shareholders will be able to listen, vote electronically and submit questions during the Annual Meeting online. There will be no physical location for shareholders to attend. Shareholders may only participate online at www.virtualshareholdermeeting.com/CSX2024.
Only shareholders of record at the close of business on March 11, 2024, which is the record date for the Annual Meeting, are entitled to vote.
Items of Business

01 To elect the 12 director nominees named in the Proxy Statement to the Company’s Board of Directors	02 To ratify the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2024	03 To vote on an advisory (non-binding) resolution to approve the compensation for the Company’s named executive officers	04 To vote on a shareholder proposal requesting a railroad safety committee

FOR See page 19	FOR See page 53	FOR See page 57	AGAINST See page 110

The persons named as proxies will use their discretion to vote on other matters that may properly come before the Annual Meeting.
To Our Shareholders
The above matters are described in the Proxy Statement. You are urged, after reading the Proxy Statement, to vote your shares by proxy using one of the following methods: (i) vote via the Internet or by telephone; or (ii) complete, sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you hold your shares through a broker, bank or other nominee in the postage-paid envelope provided if you requested printed proxy materials. This proxy is being solicited on behalf of the Company’s Board of Directors.
The Notice Regarding the Availability of Proxy Materials (the “Notice”), the Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) are being mailed or made available to shareholders on or about March 25, 2024.

By Order of the Board of Directors,
Advance Voting
NATHAN D. GOLDMAN Executive Vice President – Chief Legal Officer and Corporate Secretary
	Online	By Phone	By Mail
	www.proxyvote.com	1-800-690-6903	Mark, sign, date and promptly mail the enclosed proxy card or voting instruction form in the postage-paid envelope

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 8, 2024
The Company’s Notice for the Annual Meeting, Proxy Statement and 2023 Annual Report are available, free of charge, at www.proxyvote.com.

2024 Proxy Statement	4

Letter to Shareholders	2
Notice of 2024 Virtual Annual Meeting of Shareholders	4

Creating Value Through Focus on Service, Environmental Sustainability, Safety and Culture	6
Proxy Voting Summary	13

Audit Matters	53
Ratification of Independent Registered	53
Public Accounting Firm
Fees Paid to Independent Registered Public Accounting Firm	54

Pre-Approval Policies and Procedures	54
Report of the Audit Committee	55

Executive Compensation	57
Advisory (Non-Binding) Vote to Approve the	57
Compensation of CSX’s Named Executive Officers

Letter from the Compensation and Talent Management Committee	58
Report of the Compensation and Talent Management Committee	60

CEO Pay Ratio	100
Pay Versus Performance	101
CEO Pay-for-Performance Alignment	103
Equity Compensation Plan Information	106

Ownership of Our Stock	107
Security Ownership of Management and Certain Beneficial Owners	107
Delinquent Section 16(a) Reports	109

Shareholder Proposal Requesting a	110
Railroad Safety Committee
Additional Information	113
Notice of Electronic Availability of Proxy Materials	113
Annual Report on Form 10-K	113
Other Matters	114

Householding of Proxy Materials	114
Note about the CSX Website, ESG Reports and Forward-Looking Statements	114

Annual Meeting Questions & Answers	115
Helpful Links	120

5

CSX’s unwavering commitment is to generate long-term value for all our stakeholders—customers, shareholders, employees and communities. This commitment is driven by strategic investments in our proven operating model that prioritizes service, efficiency, safety and our people. We are making consistent, positive strides in our overall business growth strategy and core initiatives designed to stimulate profitable expansion.
In alignment with these efforts, we have:
■enhanced the customer experience through innovative service offerings and technological upgrades;
■heightened our commitment to environmental sustainability, demonstrated by our investment in alternative fuels, along with analytical tools designed to improve efficiency;
■thoroughly reviewed our approach to safety, introducing changes to our processes while maintaining our commitment to continuous improvement in safety performance; and
■further fortified our ONE CSX workplace culture, promoting a unified and collaborative work environment.
We are confident that these advancements put us on the right track towards providing efficient and profitable rail solutions over the long term. By generating more business and preserving a safe and rewarding work environment for our employees, we are creating enduring value for our customers, shareholders, employees and communities.
Our ability to adapt, evolve, innovate and invest has been instrumental in CSX’s journey towards excellence. This proactive approach will continue to guide us into the future, empowering the Company to deliver superior results for decades to come.

Creating Value, Together
Our Customers

We help our customers reach their goals.
We move our customers’ products reliably, efficiently and safely, while facilitating their reduction of greenhouse gas (“GHG”) emissions in the transition to a lower-carbon economy in the process. We aim to anticipate our customers’ needs to create effective solutions and overall be a trusted business partner.
In 2023, we estimated that CSX customers avoided emitting 12.9 million tons of carbon dioxide by shipping with CSX versus truck.

Our Shareholders

We implement strategic initiatives and engage in practices designed to drive business results with a focus on creating long-term shareholder gains.
Through increased business growth and market share, which is incentivized by our executive compensation program, we are able to deliver strong returns over the long term to our investors.
Last year, cash flow generation supported close to $4.4 billion in shareholder returns, including approximately $3.5 billion in share repurchases and nearly $900 million of dividends.

Our Employees

We care about our people; employee health and well-being and safety are among our top priorities.
We provide family-sustaining jobs with opportunities for significant growth and career advancement within our ONE CSX culture that delivers the resources to improve CSX employees’ emotional, social, physical and financial well-being both in their work and home lives, values employee engagement and puts safety first.
With more than 23,000 employees, in 2023, we incurred over $3.0 billion in expenses for labor and fringe benefits. We trained nearly 3,350 craft employees at the CSX Atlanta Training Center on safety, including the more than 1,600 new conductors whom we successfully onboarded.

Our Communities

We help strengthen our communities with a focus on community safety.
We support numerous communities across our network through direct and indirect investment that provides jobs, fuels local suppliers and moves us all towards a more sustainable future. We promote rail safety, support active military, veterans and first responders, provide disaster relief and aim to improve the quality of life in the areas in which we operate, including by minimizing disturbances from noise, vibration and land use.
In 2023, we contributed $14 million and 18,606 volunteer hours to our communities, and continued to prioritize public safety with a robust first responder training program that reached over 6,000 individuals in communities across our rail network.

2024 Proxy Statement	6

Creating Value | Providing a Better Customer Experience

Providing a Better Customer Experience
Our Ongoing Commitment to Customer Service and Innovations
We are improving customer service and meeting customer demand for rail through building increased network capacity, offering new products and services and leveraging the latest technologies and digital tools. Over the past couple of years, we have successfully executed a hiring campaign that significantly increased our ability to handle customer business and support service improvements, putting us on track to re-attain—and surpass—the performance heights we reached prior to the COVID-19 pandemic. In early 2023, we eclipsed our goal of 7,000 active train-and-engine employees. Over the year, we onboarded more than 1,600 rail conductors. Across our entire organization, we are critically focused on providing consistent reliable service to our customers, which has been fueled by our ONE CSX cultural transformation.
Beyond expanding our workforce and increasing our customer solutions team to deliver the best-in-class service and interaction that our customers have grown to expect from CSX, over the past few years we have also extended the reach of the CSX network—including through more first and last-mile services and, in the U.S. Northeast, more single-line service opportunities—and offered access to new products, markets and regions for our customers. For example, we: completed the acquisitions of Quality Carriers, Inc. (“Quality Carriers”), the largest provider of bulk liquid chemicals truck transportation in North America, and Pan Am Systems, Inc., with its railway in New England; invested in the growth of our value-added services, like product transloading and distribution; introduced innovative supply chain solutions offering dock-to-dock service; and, in 2023, reached agreements with other railroads that will create a new direct Canadian Pacific Kansas City (“CPKC”)-CSX interchange connection in Alabama, which will provide our customers with a new corridor linking Mexico, Texas and the U.S. Southeast.
Overall, CSX has continued to add to a solid operating foundation that will support future business growth by accelerating highway-to-rail freight conversion, which we believe is a crucial step in facilitating the transition to a lower-carbon economy. Additional 2023 milestones include:

Expansion of our groundbreaking industrial site selection program, CSX Select Site, to add new tools, capabilities and properties to meet growing demand for rail-served manufacturing sites and further assist companies in locating properties that best align with their needs and wide range of development criteria, now including sustainability factors. In 2023, CSX added eight rail-served properties in seven states to the CSX Select Site program for a total of 19 properties.

Working with key customers in important markets such as core chemicals and energy, metals and equipment, minerals, automotive, forest products, agriculture, food and fertilizers and waste to locate or expand 93 industrial development projects.

Targeted investment in TRANSFLO, a CSX subsidiary that provides transloading services across our network and enables us to reach non-rail served customers, to unlock growth; specifically, in new terminals and terminal expansions in markets with high demand and limited capacity, and in equipment such as that to convert non-heated car spots to heated car spots.

Continued Quality Carriers multimodal adoption, offering a solution combining railcar, transload and truck transportation into a single seamless bundled product, and new intermodal services, offering a truck-rail-truck solution supported by a recently patented tank design.

Processes and Tools Enhancing Customer Service and Results
Providing great customer service means investing in the processes and tools that are responsive to customer needs and deliver added value and efficiencies. In 2023, we continued our digital business transformation with the adoption and advancement of technologies that address customer feedback and offer more transparency, such as:

Enhancements to our ShipCSX customer service platform, which allows customers to plan, ship, trace and pay for shipments quickly and securely, while streamlining terminals so shipments can arrive efficiently. As part of our multi-year effort to rebuild the ShipCSX website, we are making ongoing improvements to better support customer needs, including adding a new version of our Carbon Calculator to help customers calculate GHG emission savings. We are also adding functionality that allows customers to link their own systems to ShipCSX for even greater convenience.

Piloting GPS shipment tracking on our rail cars and containers to provide customers with up-to-the-minute location information anywhere on our 20,000 route-mile network. GPS is a major advancement from automated equipment identification (“AEI”) because it enables customers to track rail car and container locations anywhere on the railroad, not just when they pass AEI wayside readers.

7

Creating Value | Environmental Sustainability

Environmental Sustainability
Our Ongoing Commitment to Environmental Sustainability
As the most fuel-efficient mode of freight transportation on land, rail will continue to enable significant emission reductions and help drive economic prosperity. Advancing environmental sustainability supports our business strategy and is a part of our value proposition to our customers. In addition to helping customers decrease their environmental impact by moving goods and materials by rail, to underscore our ongoing commitment to mitigating the impacts of climate change, we are stepping up our actions to reduce our own GHG emissions, increase our use of renewable energy, divert waste from landfill, conserve natural resources, clean up the sites on which we operate and partner with our suppliers to create efficiencies. Detailed progress on these environmental goals will be released later this year in our 2023 Environmental, Social and Governance (“ESG”) Report.
Overall, we remain extremely proud of our continued dedication to and leadership on environmental sustainability, demonstrated by our significant investment in innovative solutions to drive incremental efficiency and progressive action in our operations to reduce our impact on the environment as we track towards specific targets, such as our science-based GHG emissions target of reducing GHG emissions intensity by 37.3% by 2030, using 2014 as a baseline. Increasing the fuel efficiency of our locomotive fleet will have the greatest impact in reducing our overall GHG reductions. As such, in 2023, we further embraced the opportunity to identify, develop, test and bring to scale emerging alternative fuels and other technologies and fuel-saving analytics and tools that will bring about an even more sustainable future for rail, including:

Alternative Fuels	Battery-Electric and Hydrogen Locomotives	Fuel Efficiency Tools

Biodiesel:
Partnering with Wabtec Corporation (“Wabtec”), we began in 2022 a test program of a 20% biodiesel fuel in 10 rebuilt FDL Advantage locomotives with new high-pressure common rail fuel systems. This program continues to yield impressive results; as of the end of 2023, these 10 locomotives have burned more than 500,000 gallons of the 20% biodiesel fuel blend (“B20”), which reduces GHG emissions for Tampa area operations. Having almost completed the emissions testing—which is performed by Wabtec—we anticipate that Wabtec will submit data this year for U.S. Environmental Protection Agency certification for approval of long-term use of B20 fuel.

Battery-Electric:
We are exploring battery-powered locomotives as a sustainable alternative to diesel. In 2023, the Federal Railroad Administration (the “FRA”) announced the grant of more than $11.5 million under the Consolidated Rail Infrastructure and Safety Improvement program for the CSX Curtis Bay facilities at the Port of Baltimore to replace three older locomotives at our terminal with new battery-electric locomotives and a battery charging station. The units, which will be the first zero-emissions locomotives at an East Coast port, are expected to annually reduce emissions by 1.53k tons of carbon dioxide and 71 tons of nitrogen oxides per year.
Hydrogen:
In 2023, CPKC and CSX announced our intent to enter into a joint venture to build and deploy hydrogen locomotive conversions kits for diesel electric locomotives. As an initial step in this collaboration, CSX plans to convert one of our diesel locomotives in Huntington, West Virginia using a hydrogen conversion kit developed by CPKC. We believe that this exciting initiative will help CSX and the rail industry achieve long-term carbon reduction targets with zero-emission locomotives and hydrogen as a fuel alternative.

Trip Optimizer and
Zero-to-Zero:
CSX was the first railroad to test Wabtec’s Trip Optimizer Zero-to-Zero technology. Trip Optimizer is a smart system for trains that is similar to cruise control. It automatically controls locomotive throttle and brakes to lower fuel burn based on dynamics like the terrain and speed restrictions. We already use Trip Optimizer technology across our mainline fleet of locomotives, helping us save approximately 41 million gallons of fuel a year—or an average saving of 1.4 gallons of fuel per auto mile. Trip Optimizer Zero-to-Zero is a relatively new feature that further expands the benefits of the Trip Optimizer tool, and allows a train to start from zero miles per hour and stop automatically using intelligent controls. This technology is expected to help us save an additional 4.9 million gallons of fuel per year. As of early 2024, we continue to work with the FRA to test and implement this technology.

Helping Customers Meet Their Environmental Goals
The environmental advantage of rail over highway transportation—given that, on average, freight railroads are three to four times more fuel efficient than trucks and produce up to 75% fewer GHG emissions—is steadily becoming a significant factor in our customers’ supply chain decision-making, especially in light of increasing consumer pressures and anticipated regulatory changes related to emissions and reporting. It is an ongoing priority at CSX to effectively communicate with our customers about the efficiency benefits associated with our services and ultimately help our customers advance their own sustainability goals. For example, in early 2023, we introduced an enhanced carbon emissions reduction calculator that allows customers to see how much they are—or can—reduce their GHG emissions by transporting goods by rail versus truck. Based on customer feedback, the tool enables carload freight shippers to generate carbon savings analyses based on their historical shipment data, view year-to-date totals and year-to-year trends and apply variables that provide additional insight for weighing carbon emission impacts when making supply chain decisions. Last year, we estimated that CSX customers avoided emitting 12.9 million tons of carbon dioxide by shipping with CSX versus truck.

2024 Proxy Statement	8

Creating Value | Safety

Safety
A Changing Approach to Safety
At CSX, safety encompasses every aspect of our operations, not just for our employees, but also for our customers and the communities in which we operate. All CSX employees, regardless of job function or level, are part of the CSX safety team. By putting health and safety at the center of our day-to-day operations, we strive to foster a safety culture grounded in ownership and well-being. Despite our consistent progress in enhancing safety measures at CSX and maintaining over two years without an employee workplace fatality, our Company experienced the loss of three of our railroaders in 2023. These incidents have left an indelible mark on our Company, driving us to strengthen our commitment towards safety.
In response to these unfortunate events, we have undertaken several initiatives to reinforce our safety protocols, such as:
■conducting a comprehensive ‘safety stand-down’ for all trainees, during which we analyzed recent safety incidents, reviewed applicable rules and offered field training to ensure the proper application of these rules;
■extending the duration of our training programs for new conductors, emphasizing practical, outdoor training to equip them with hands-on experience;
■appointing additional mentors for new hires and launching mentoring programs that underscore a ONE CSX approach to safety teamwork, fostering a culture where everyone looks out for each other’s safety; and
■introducing innovative tools designed to help employees identify potential risks in their work environment, empowering them to proactively eliminate these hazards.
We remain committed to learning from these tragic losses and transforming our grief into action. Our priority is to create an environment where every CSX team member returns home safely at the end of the day. We are steadfast in our dedication to safety and will continue to aim for zero incidents, supported by our ongoing investment in strategies, equipment and technologies that uphold the well-being of our people. Further, we will continue to train employees to proactively identify risks, initiate action to mitigate those risks and work collaboratively to keep each other safe.
To help build and fortify a strong safety culture, we have multiple, well-established Company initiatives to encourage reporting of safety issues through email, voicemail and web forms, without fear of reprisal. Complementing CSX’s employee safety reporting programs, in 2023, we announced that CSX would join the FRA’s Confidential Close Call Reporting System (C3Rs).
Investing and Innovating to Continue Improving Safety Performance
CSX has achieved record safety performance in recent years through a rigorous and comprehensive approach that includes investments in infrastructure and technology, a growing workforce, fluid network operations and a safety culture that emphasizes employee training and coaching. CSX’s rise as an industry leader on safety and service has been driven by multiple factors, including:
■consistently increasing our annual investment in core infrastructure and spending $1.7 billion out of a total approximately $2.3 billion capital budget on track, bridge and signal projects and in our equipment and detection technology in 2023;
■updating hot bearing detectors (“HBDs”)—which use infrared sensors to detect bearings, axles or other components of a rail car that are overheating, then use radio signals to flag rail crews of any overheated components—across our rail network with connectivity to facilitate remote monitoring and also to second-generation technology that is more effective in detecting overheated rail car wheel bearings, and consistently inspecting the units every two weeks to ensure optimal performance. The HBDs were deployed every 15.1 miles along key routes and 16.2 miles along all CSX routes. We installed 66 additional detectors over the course of 2023, extending coverage to ensure that HBDs are in place an average of every 14.3 miles along key routes and 14.9 miles along all CSX mainline routes;
■updating acoustic bearing detectors (“ABDs”)—which analyze the acoustic signature inside the bearing to help identify potential issues—to second-generation technology to assist with safety inspections. We currently have 24 ABD units installed and are in the process of installing one additional ABD unit in 2024;
■installing three automated train inspection portals on high-volume main lines to perform 360-degree inspections on moving trains using high-resolution imaging technology and advanced image analysis;
■using autonomous track assessment cars (“ATACs”) to gather critical data on track conditions and send the data in near real time for assessment and, if necessary, expedited track repair. Our eight ATACs are constantly traveling in trains across the entire network;
■implementing and maintaining an extensive drone safety program that uses unmanned aerial vehicles to perform a wide range of tasks, including aerial mapping of yards, facility inspection, storm response, accident investigation and law enforcement;
■growing the workforce to meet increasing demand for rail services. In early 2023, we eclipsed our goal of 7,000 active train-and-engine employees. Over the year, we onboarded more than 1,600 rail conductors and more than 900 mechanical and engineering employees;
■using an industry-leading best practice for monitoring the condition of hot bearings and actively participating with other major carriers in sharing best practices on standards for tracking and analyzing trends in bearing condition;
■using advanced risk assessment technology annually to determine the shortest and safest routes to transport goods categorized as hazardous; and
■holding over 60 sessions covering hazardous materials handling and incident response tactics, designed to ensure that first responders, contractors and local government officials are informed and prepared to handle potential emergencies.
As CSX continues to prioritize the safe transport of critical freight across the nation, we are committed to maintaining our focus on proactively taking measures to protect our employees, communities and customers.

9

Creating Value | Culture

Culture
Strengthening and Sustaining Our Cultural Transformation
To keep our Company, customers and communities moving forward, it takes all of our approximately 23,000 employees working together. By partnering with those who share our purpose, we aim to co-create a culture where every employee is valued, respected, appreciated, included and given the opportunity to develop a rewarding career. We continue to evolve and transform the next phase of our culture strategy. To be our best and remain successful, we are intentionally building a workplace centered on communication, collaboration, appreciation of all our employees’ contributions and well-being. Everyone at CSX plays a role in strengthening our culture, advancing our business and improving how we meet the needs of our customers. By working as ONE CSX, we are able to unlock innovation and achieve collective success.
To continue building this one-team workforce—including by enhancing our talent pipeline, reaching the broadest pool of talent and supporting talent once aboard—we are delivering quality, modernized total rewards, providing effective learning and development programming to support professional growth and career advancement, integrating diversity, equity and inclusion (“DEI”) and social justice initiatives within the organization, transforming how we engage and listen to our employees and act on their feedback and empowering our commitment to strengthening our communities. We aim to support our employees and their ability to perform their roles to their greatest capacity by providing the resources to improve their emotional, social, physical and financial well-being both in their work and home lives. Detailed information on these efforts is made publicly available in the Company’s annual ESG Report.
Labor Relations
With an emphasis on enhancing communication and recognizing the role of our front-line employees in creating value for our customers and our shareholders, our cultural transformation includes rebuilding strong relationships with CSX’s unionized workforce and providing opportunities to work more closely with labor on solutions that improve their welfare and well-being. Over the past year and a half, we have worked collaboratively with all our union partners to find solutions that improve the quality of life for our employees, which helps them provide the best service to our customers. For example:
■At the end of 2022, we introduced a revised non-disciplinary and non-punitive attendance policy for all craft employees. In addition to addressing concerns from the recently concluded national bargaining round, the updates sought to build on previous revisions to operational testing and corrective action policies, while affording employees more flexibility with their work experience.
■In early 2023, we became the first in our industry to provide sick leave benefits to our engineering, shopcraft and train service employees. To date, CSX has reached paid sick leave agreements with 11 unions, resulting in over 70% of our union-represented workforce having some form of paid sick leave, further demonstrating our commitment to listening to railroaders, working with their representatives to find solutions and fostering a supportive and inclusive work environment that prioritizes employee welfare. We will continue to pursue additional agreements in collaboration with our union partners.
■We also raised the training pay for conductors by 40%—the highest increase for rail employees in more than 50 years.
Workforce Diversity and Inclusion Initiatives
DEI begins when every employee feels valued, appreciated, respected and included as part of ONE CSX. This important work has been a priority at CSX for several years and is only growing in strength over time. In 2023, we continued efforts to build and sustain a diverse workforce that reflects the communities we live in and serve, and we remain firmly committed to doing the additional work that needs to be done to better achieve this goal. At the end of 2023, we publicly released our 2022 EEO-1 data as an attachment to the end of our 2022 ESG Report to provide updated insight into the makeup of our workforce, and we intend to continue to increase transparency around how we are advancing diversity and representation across our organization.
We also remain firmly committed to creating an inclusive workplace that taps into and appreciates the valuable perspectives and solutions that come from a workforce with a wide range of backgrounds, experiences and abilities. We have demonstrated our commitment to this goal through various actions, from making accessibility upgrades to our headquarters office buildings to significantly supporting our nation’s veterans, active-duty military and first responders, and their families, and from helping service members transition into the civilian workforce to developing and expanding our eight employee-led business resource groups.

Who We Are*
* The data reflected in this table, which is calculated as of December 31, 2023, excludes approximately 2,500 employees of certain CSX subsidiary companies due to such companies’ separate payroll systems.
# Employees who identify as female, Black or African American, Native Hawaiian or Pacific Islander, Asian, American Indian or Alaskan Native.

Under-Represented# Employees	Employees of Color	Female Employees

23% of Total Workforce 48% of Management New Hires 41% of Union New Hires 32% of Management Promotions	20% of Total Workforce 23% of Management 19% of Union	5% of Total Workforce 22% of Management 2% of Union

Generations	Retention	Veteran and Active-Duty Status

9% Boomers 52% Gen X 33% Gen Y/Millennials 6% Gen Z 45 Average Age	90% Overall Retention Rate 84% Under-Represented# Retention Rate 14 Average Years of Service	16% of Total Workforce 3,206 Veterans and active-duty military

2024 Proxy Statement	10

Creating Value | Culture
Our Ongoing Commitment to Social Justice and Racial Equity
CSX remains committed to social justice and racial equity—within our organization and throughout our communities. We believe that social justice and racial equity are imperative for expanding economic prosperity for everyone. Our commitment is rooted in strengthening our culture of inclusion and raising our voice and standing with others against racism, and in support of equity and inclusivity for all. CSX supports social justice and combats racial inequities through a detailed action plan that promotes awareness, education and communication, identification, mitigation and elimination of potential or perceived inequities, employee development and voter education. The internal portion of the plan includes specific items that directly impact employees and improve the corporate culture, ranging from sharing diversity metrics and culture survey results and increasing mentoring opportunities and leadership coaching for people of color, to modernizing job titles to remove terminology that may be offensive or have racial connotations and increasing voting awareness internally. Externally, the plan includes partnerships with organizations that promote anti-racism and anti-discrimination education and awareness, provide support for people and communities of color and advance human rights.
Employee Engagement
ONE CSX is transforming how we engage and listen to our employees and act on their feedback by leveraging existing engagement mechanisms as well as new ways of building strong relationships within our workforce. In addition to town halls—which were resumed in 2022—we engage through people leader communications, small roundtable discussions with senior leaders, our employee intranet and electronic communications, newsletters and fliers available in our field-based offices and training.
To complement these efforts, in early 2022, we launched an enterprise-wide employee survey that assessed topics including trust and business ethics, communications and talent management, satisfaction with culture and perceptions of CSX as a company and employer. Responses highlighted that we must continue to work towards critical changes, such as on how we respect, treat and communicate with each other and how we serve our customers and better prepare the railroad and our employees to deliver for our customers. Over the past year and a half, we have been intentional about taking action on and implementing this feedback. Increasing transparency, communications, visibility and support from leaders and managers across the organization—starting with our senior executives—have been among our top priorities accordingly.
As another example, responses to the employee survey revealed that many employees did not feel comfortable sharing their ideas. To better foster idea-sharing and reinforce the belief that good ideas come from every corner of the business, we introduced the InnovationX challenge in early 2023. Employees are invited to submit their best ideas for utilizing technology, process enhancement and anything else that sparks their imagination for improving our Company. Funds have been dedicated to exploring creative ideas with the most potential to drive growth and improve safety and service. Additionally, to bolster the communication lines with craft employees—who have invaluable insight from their work in the field—we introduced a technology check-in form through which they are able to submit ideas on technologies, tools and processes CSX can implement to improve the work experience.
While we are conducting the next enterprise-wide employee survey in early 2024, we will continue checking in with employees on an ongoing basis by holding discussions with senior leadership and deploying quarterly pulse surveys to measure progress.
Social and Community Impact
At CSX, service to our communities is core to who we are and our commitment to people extends beyond our employees. Service is at the heart of every decision we make, whether for our customers, our employees or our communities. We serve the communities in which we live and operate through monetary and in-kind giving, as well as employee volunteerism opportunities. For example, in 2023, CSX—one of Jacksonville’s largest employers—announced a landmark $10 million contribution to the University of Florida to support to support the future graduate center, which is poised to redefine the landscape of downtown Jacksonville, and a donation of $1 million to the Jacksonville Zoo and Gardens to support the construction of a new CSX bicentennial train station, symbolizing a commitment to the community and coinciding with the founding anniversary of the railroad. Last year CSX also announced a gift of $5 million to the Baltimore and Ohio (“B&O”) Railroad Museum in Baltimore, Maryland, towards the museum’s $30 million capital campaign in anticipation of the B&O Railroad’s bicentennial anniversary in 2027. As the successor to the B&O Railroad, for nearly 200 years CSX and the B&O Railroad have been integral to the growth of Maryland and Baltimore’s economies and communities; CSX continues to invest in and proudly serve these communities.
Additionally, 2023 marked the fifth full year of our signature community investment initiative, CSX Pride in Service. Pride in Service is a company-wide commitment to honor and serve those who serve our country and our communities—our nation’s veterans, military and first responders—by connecting them and their families with the support they need. CSX understands intimately the sacrifice that comes with military service, as nearly one in five CSX employees have served in some capacity, and this cause remains truly important to us.
Overall, in 2023, CSX contributed approximately $14 million and CSX employees donated nearly 19,000 volunteer hours and $432,000 to our communities, with $7 million in contributions directed to causes supporting military, veterans and first responders and their families. With Pride in Service’s nonprofit partners, CSX makes possible critical financial assistance, community connections and acts of gratitude. In 2023, we reached 305,000+ service men, women and family members through our Pride in Service initiative, and we sponsored 1,292 community events, partnering with the following organizations:

11

Creating Value | Governance

Governance
Governance Practices and Oversight
CSX remains committed to strong governance practices and steadfast adherence to the highest standards of ethical conduct. We understand that this is essential to earning and sustaining the trust of our customers, employees, communities, regulators and partners, while also mitigating risks to our business over the long term. At CSX, we believe good governance practices begin with strong leaders who understand the opportunities and challenges across our business and bring diverse perspectives for how to approach them, to help make decisions that support the Company’s long-term growth and success. Our Board of Directors and executive team hold ultimate responsibility for developing and communicating CSX’s vision and purpose, overseeing the implementation of sound governance practices, upholding Company policies, codes, procedures and values and ensuring ongoing monitoring of and adherence to existing and emerging laws and regulations. Key elements of our comprehensive governance program include:
■annual election of directors;
■majority voting standard for election of directors and director resignation policy;
■qualification guidelines for director candidates, which include consideration of diversity, and review of each director’s performance and continuing qualifications for Board membership;
■separation of the roles of Chair of the Board and CEO;
■independent Chair of the Board;
■Audit Committee, Compensation and Talent Management Committee and Governance and Sustainability Committee comprised solely of independent directors;
■regular executive sessions of independent directors;
■annual evaluation of Board performance;
■Board access to independent advisors;
■stock ownership guidelines for directors and officers;
■meaningful limitations on directors’ service on other public company boards;
■regular succession planning and effective leadership transitions at the CEO and executive management levels;
■no “poison pill” (shareholder rights plan);
■proxy access for director candidates nominated by shareholders reflecting standard market practices;
■shareholder rights to call special meetings;
■policy against hedging and pledging of CSX common stock;
■pay-for-performance alignment; and
■robust shareholder outreach and engagement program.
Business Ethics
We prioritize responsible business practices not only because it is the right thing to do, but also because it helps CSX manage and respond to potential risks and opportunities that can have an impact on our business and our ability to provide value to our stakeholders. All employees and officers of CSX and its wholly-owned subsidiaries, members of the CSX Board of Directors and partners conducting business with or on behalf of CSX are expected to act with the highest standards of personal integrity, consistent with the ethical behaviors outlined in our Code of Ethics. This code covers a wide slate of business matters, including: conflicts of interest; anti-bribery and combatting corruption; insider trading; confidential information misuse; compliance with laws and regulations; discrimination and harassment; whistleblower protection; public and employee safety; and proper use of corporate assets. In consultation with the Board of Directors, our executive leadership team develops governance policies and sets clear expectations for those across all levels of our Company. We require robust annual ethics training, which focuses on applying the CSX Code of Ethics in daily interactions, for all CSX management employees and highly recommend training for union employees. 100% of all active CSX management employees and a majority of CSX union employees completed business ethics training in 2023.
In 2022, we began a quarterly series of ethics-related employee communications, including reminders on how employees can report concerns and ask conduct-related questions. Employees are encouraged to anonymously report any suspected violations of the CSX Code of Ethics or other ethical concerns to the 24/7 CSX Ethics Helpline, which is operated by an independent service. CSX strictly prohibits retaliation against anyone who makes a good faith report about a known or suspected violation of our code.
Cybersecurity
Strong performance and reliability of our technology systems are critical to operating safely and effectively, and protecting personal and customer data is essential to maintaining stakeholder trust. CSX maintains a cybersecurity framework that is integrated across the organization through people, processes and technology to help protect the personal information of our customers, contractors and suppliers, as well as the integrity of our own operations. Detail on the oversight of cybersecurity is provided in the “Board of Directors’ Role in Risk Oversight” subsection of the “Corporate Governance” section below beginning on page 45 of this Proxy Statement. 100% of all active CSX management employees completed cybersecurity training in 2023, and a majority of the CSX information security team has industry-recognized cybersecurity certification.

2024 Proxy Statement	12

ITEM 1 Election of Directors As discussed in more detail in the “Corporate Governance” section below beginning on page 19 of this Proxy Statement.

The Board unanimously recommends a vote FOR the election of the following director nominees.

COMMITTEES KEY
Chair
Audit
Compensation and Talent Management
Executive
Finance
Governance and Sustainability

13

Proxy Voting Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. For more complete information regarding the Company’s 2023 performance, please review the 2023 Annual Report.

Collective Key Skills and Experiences of the Board

Business Operations

Corporate Governance

Finance/Capital Allocation

Government/Regulated Industries

Human Capital Management

Transportation Industry/Supply Chain Management

Sustainability

Risk/Crisis Management

Accounting/Financial Reporting
Cybersecurity Expertise

2024 Proxy Statement	14

Proxy Voting Summary
Shareholder Outreach and Engagement Highlights
We conduct and facilitate significant shareholder outreach and engagement throughout the year to ensure that the Board of Directors and management proactively understand and consider our shareholders’ views on important issues and are able to elaborate on our initiatives and engage in constructive dialogue with our shareholders. Below is a summary of the design and breadth of our 2023-2024 shareholder outreach and engagement efforts, what we heard from our shareholders and what we did in response.
Comprehensive detail on these efforts, respective shareholder feedback and our responses and our policies and practices regarding shareholder engagement generally—including our other mechanisms for receiving feedback from and engaging with our shareholders—is provided in the “Shareholder Outreach and Engagement” subsection of the “Corporate Governance” section below beginning on page 48 of this Proxy Statement. We strongly encourage you to review this subsection for a more fulsome perspective on our robust shareholder outreach and engagement program.

Conducted Outreach & Discussed Key Issues Before the 2023 Annual Meeting	Determined Changes to Policies and Practices & Planned Off-Season Outreach	Reviewed Corporate Governance Trends & Conducted Off-Season Outreach	Implemented Additional Responsive Actions

Contacted the governance teams of 15 key shareholders, representing approximately 40.2% of outstanding shares*
Received a declination (generally due to investors having no concerns) from or met with the governance teams of 12 of these shareholders, representing approximately 36.4% of outstanding shares*
Areas of focus included:
■Feedback on executive compensation changes made in response to shareholder feedback in 2022 and any outstanding concerns
■Board composition, refreshment and diversity
■Director commitments
■CEO leadership transition
■Environmental and sustainability initiatives
■Culture, safety and human capital management initiatives

Responded to key issues:
■Continued commitment to more fulsome and specific disclosure of our incentive plans performance measures
■Adopted a “Rooney Rule” in connection with director candidates, which requires individuals who self-identify as female and/or a racial or ethnic minority to be included in the initial pool of candidates when selecting new director nominees
■Adopted numerical limits in connection with director commitments, which provide: a director who serves as the CEO of a public company may not serve on more than three public company boards; and all other directors may not serve on more than five public company boards
■Published an enhanced 2022 ESG Report, with more detail on our various strategic initiatives

Contacted the governance teams of 11 of our largest shareholders, representing approximately 36.3% of outstanding shares*
Received feedback from or met with the governance teams of 8 of these shareholders, representing approximately 29.8% of outstanding shares*
Areas of focus included:
■Board composition, refreshment and diversity
■Director commitments
■Board oversight of risk and strategy
■Safety
■Leadership transitions
■Environmental and sustainability initiatives

Implemented additional responsive actions:
■Selected a slate of director nominees that is 33% female
■Committed to more fulsome and specific disclosure of Board refreshment and oversight of risk and strategy, with particular focus on safety
■Replaced operating ratio with operating margin in our short-term incentive compensation plan (effective for 2024) to support a growth mindset with focus on continued improvement and introduced additional rigor in evaluating an executive’s individual performance

* Based on ownership as of March 31, 2023 for outreach before the 2023 Annual Meeting and as of September 30, 2023 for off-season outreach. Most meetings were led by the Chair of our Governance and Sustainability Committee and other independent directors in Board leadership positions, along with our Chief Legal Officer, Chief Administrative Officer and/or Head of Investor Relations and employees from these executives’ departments.

15

Proxy Voting Summary

The Board unanimously recommends that the shareholders vote FOR this proposal.
ITEM 2 Ratification of Independent Registered Public Accounting Firm As discussed in more detail in the “Audit Matters” section below beginning on page 53 of this Proxy Statement.

The Board unanimously recommends that the shareholders vote FOR this proposal.

ITEM 3
Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers
As discussed in more detail in the “Executive Compensation” section below beginning on page 57 of this Proxy Statement.

Executive Compensation Highlights
Alignment with Leading Governance Practices
The Compensation and Talent Management Committee has established an executive compensation program that incorporates leading governance principles, such as those highlighted below, which drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:
■Strong pay-for-performance alignment
■Significant percentage of executive compensation that is performance based
■Performance measures with stretch targets that are highly correlated to shareholder value creation
■Short-term incentive compensation plan that contains financial, safety, operational and environmental goals
■Inclusion of multiple financial measures in short and long-term incentive plans
■Robust performance management and goal setting processes for the CEO and Executive Vice Presidents
■Engagement of an independent compensation consultant to review our executive compensation program and perform an annual risk assessment
■Significant share ownership requirements for Vice President-level executives and above and non-employee directors
■Double trigger in change-of-control agreements for severance payouts (i.e., change of control plus termination)
■Clawback provisions in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft or misconduct, beyond those required under SEC and NASDAQ rules
■Use of payout caps on short and long-term incentives
■Annual “Say-on-Pay” vote

CSX Executive Compensation Practices Do NOT Include / Allow:
■Re-pricing of underwater options without shareholder approval
■Excise tax gross-ups
■Recycling of shares withheld for taxes or exercise price
■Hedging or pledging of CSX common stock
■Vesting of equity awards with less than a one-year period
■Encouraging unreasonable risk taking

2024 Proxy Statement	16

Proxy Voting Summary
Overview of Incentive Payouts
The following tables demonstrate the Company’s 2023 achievements against each target and the overall resulted payout under our 2023 short and long-term incentive plans.

2023 MICP Performance Measure(1)	Threshold(1) (0% – 50% payout)	Target (100% payout)	Maximum (200% payout)	Individual Measure Payouts	Resulted Company Payout	Total Payout for All NEOs
Financial Goals – 70% weighting
Operating Income (30% weighting)				33%
Operating Ratio(2) (30% weighting)				32%
Initiative-based Revenue Growth(3) (10% weighting)				20%	115%	115%(5)
ESG (Safety and Environmental) and Operational Goals(4) – 30% weighting
FRA Personal Injury Rate (5% weighting)				10%
FRA Train Accident Rate (5% weighting)				0%
Trip Plan Compliance (10% weighting)				20%
Fuel Efficiency (10% weighting)				0%
(1)Performance measure payouts are determined independently and each measure could result in a threshold payout range from 0% to 50% as shown, where applicable, in the table.
(2)The 2023 MICP terms provided for a formulaic adjustment to the operating ratio performance goal by a predetermined amount if the average cost of highway diesel fuel was outside the range of $4.00 to $4.50 per gallon. This adjustment was designed to account for the potential impact that volatile fuel prices have on expenses and operating ratio. Because the 2023 average price per gallon was $4.21 for highway diesel fuel, which was within the range, there was no adjustment to the operating ratio goal.
(3)Initiative-based Revenue Growth is a non-GAAP measure calculated by the amount of newly generated line-haul revenue associated with specific customer initiatives in the year. Line-haul revenue is the revenue generated from moving traffic, excluding fuel surcharge, before any costs or expenses are deducted.
(4)Certain safety actuals and operations performance can continue to settle over time. The Company’s 2023 achievements demonstrated in this table reflect actuals as of around the time the Committee approved the overall resulted payout in early 2024.
(5)No individual performance adjustments were applied to 2023 payouts for any NEO.

17

Proxy Voting Summary

2021-2023 LTIP Performance Measure	Threshold (25% payout)	Target (50% payout)	Maximum (100% payout)	Payout
Average Annual Operating Income Growth Rate (50% weighting)				200% of Target
Cumulative Free Cash Flow(1) (50% weighting)
Relative TSR (Modifier)				-19%
Total Payout:				162% of Target
(1)Free cash flow is a non-GAAP measure calculated by using net cash provided by operating activities and adjusting for property additions and proceeds and advances from property dispositions. Free cash flow represents cash available for both equity and bond investors to be used for dividends, share repurchases or principal reduction on outstanding debt.

The Board unanimously recommends that the shareholders vote AGAINST this proposal.
ITEM 4 Shareholder Proposal Requesting a Railroad Safety Committee As discussed in more detail in the “Shareholder Proposal” section below beginning on page 110 of this Proxy Statement.

2024 Proxy Statement	18

ITEM 1	Election of Directors

Criteria for Board Membership
Overview
Twelve directors are to be elected to hold office for a one-year term beginning in May 2024 until our 2025 Annual Meeting or their successors are elected and qualified. The Governance and Sustainability Committee has recommended to the Board of Directors, and the Board has approved, the persons named below as director nominees. The Board believes that each of these director nominees adds to the overall capability and diversity of the Board, including in terms of background, skills, perspective, industries served, business matter coverage and demographics. These director nominees bring a wide range of experience and expertise in being senior executives at large and complex organizations, corporate governance, railroad operations and the transportation industry, financial markets and reporting, human capital and risk management and sustainability matters. We believe that this broad representation is necessary, as each Board member is expected to be able to assess and evaluate the Company in the face of changing conditions in the economy, regulatory environment and customer expectations.
Additionally, nominees for Board membership are expected to be prominent individuals with demonstrated leadership ability and who possess outstanding integrity, values and judgment. Directors and nominees must be willing to devote the substantial time and capacity required to carry out the duties and responsibilities of directors. In addition, each Board member is expected to represent the broad interests of the Company and its shareholders as a group, and not any particular constituency.
With the exception of Anne H. Chow, who is a new director nominee on the Company’s slate this year with her own demonstrated record of significant capability, experience and expertise as detailed in the “Board Nominees” section on page 23 below, each of the following nominees was elected to the Board at the Company’s 2023 Annual Meeting, and each of them has exemplified proven commitment and qualification to serve on the CSX Board. A search firm recommended Ms. Chow to the Board.
In addition, to best support the Board’s operating needs, preferred balance and composition and refreshment goals, the Governance and Sustainability Committee has recommended, and the Board has approved, a one-year waiver of the mandatory retirement of Donna M. Alvarado under our policy on director qualifications and selection contained in the CSX Corporate Governance Guidelines and our bylaws. Ms. Alvarado has proven her substantial commitment to the Board since her appointment in 2006, provides in-depth knowledge of the Company and our industry to the Board and has contributed her unique qualifications, personal attributes and perspectives to CSX. We expect a current Board size of 12 directors effective at our 2024 Annual Meeting.
Consideration of Diversity
CSX strives to cultivate an environment that embraces teamwork and capitalizes on the value of diversity. To ensure that the Governance and Sustainability Committee’s ongoing commitment to diversity is reflected in our director qualifications and selection policy, in 2023, the Board adopted a “Rooney Rule” in connection with director candidates. Accordingly, as stated in the revised CSX Corporate Governance Guidelines, individuals who self-identify as female and/or a racial or ethnic minority must be included in the initial pool of candidates when selecting new director nominees. This policy adoption builds on our other recent amendment to these guidelines to specify that the Governance and Sustainability Committee will instruct any third-party search firm to use its best efforts to include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin and gender.
The Governance and Sustainability Committee recognizes the importance of developing and maintaining a Board with a broad scope of backgrounds and expertise that will expand the views and experiences available to the Board in its deliberations. Many factors are taken into account when evaluating director nominees, including experience, skills, education, background, gender, race, ethnicity, age and other qualities and personal attributes. The Governance and Sustainability Committee strongly feels that candidates representing variability across these factors add to the overall diversity and viewpoints of the Board. Moreover, over the past several years, the Board has prioritized ensuring that committee chair positions are held by gender and racially/ethnically diverse Board members. Board diversity, including the diversity of our director nominees, is described in much more detail in the “Board Composition, Refreshment and Diversity” section beginning on page 37 below.

19

Corporate Governance | Board Nomination Policies and Practices
Board Nomination Policies and Practices
We have a comprehensive director qualifications and selection policy with robust criteria for Board membership as described above. Our Governance and Sustainability Committee is responsible for periodically reviewing this criteria, identifying individuals qualified to become Board members and recommending candidates to fill Board vacancies and for election to the Board at the next annual or special meeting of shareholders at which directors are to be elected. In identifying and recommending Board nominees, such committee uses guidelines, consistent with the criteria approved by the Board, that it has developed with respect to qualifications for nominations to the Board and for continued membership on the Board.
Sources for our director candidate pool include incumbent directors, management, shareholder nominations and recommendations and third-party search firms, consultants and other advisors, as appropriate. In accordance with the CSX Corporate Governance Guidelines, potential nominees recommended by shareholders will be evaluated on the same basis as individuals identified directly by the Governance and Sustainability Committee or from these other sources. Factors that such committee considers in assessing potential director nominees include:
■skills, qualifications, experiences and demonstrated leadership ability;
■possession of outstanding integrity, values and judgment;
■sufficient time and capacity;
■overall Board composition and balance;
■the current and long-term needs of the business;
■diversity and personal attributes; and
■independence and potential conflicts.
In addition to these factors, for continued membership on the Board or re-nomination of a director, the Governance and Sustainability Committee also considers:
■ongoing contribution to the Board’s effectiveness;
■feedback from the annual evaluation of Board performance;
■attendance and participation at Board and committee meetings; and
■shareholder feedback, including the support received at our Annual Meeting.
The Governance and Sustainability Committee ultimately recommends a slate of director nominees that the Board reviews. The Board then nominates the director candidates best qualified to serve the interests of our Company and stakeholders for shareholder consideration and election.
We believe that the effectiveness of our Board nomination policies and practices—and relatedly our criteria for Board membership and our policies and practices around Board composition, refreshment and diversity—is evidenced by our nomination of five new highly qualified and largely diverse directors in the past five years. See the “Board Composition, Refreshment and Diversity” section beginning on page 37 below for more information.
Director Nominees
As of the date of this Proxy Statement, the Board has no reason to believe that any of the following director nominees will be unable or unwilling to serve. If any of the nominees named below is not available to serve as a director at the time of the Annual Meeting (an event which the Board does not now anticipate), the proxies will be voted for the election of such other person or persons as the Board may designate, unless the Board, in its discretion, reduces the size of the Board. There are no family relationships among any of these nominees or among any of the nominees and any executive officer of the Company.
Information regarding each of the director nominees follows. Descriptions of key skills and qualifications in these biographies are intentionally limited to emphasize only four notable areas of focus for each nominee and thus are not reflective of all the key skills and qualifications possessed by each director nominee. Nominees have acquired these key skills and qualifications, those additional key skills included in the “Board Key Skills and Experiences” section beginning on page 35 below and others through direct experience, education, training and oversight responsibilities.
Each of the following director nominees has consented to being named in this Proxy Statement and to serve if elected.

The Board unanimously recommends a vote FOR the election of the following nominees.

2024 Proxy Statement	20

Corporate Governance | Director Nominees

Donna M. Alvarado, 75 Independent Director Nominee Director since 2006

Career Highlights
■Founder and current President of Aguila International, a business-consulting firm that specializes in human resources and leadership development, since 1994.
■Served as President and Chief Executive Officer of Quest International, a global educational publishing company, from 1989 to 1993.
■Served as Chairwoman of the Ohio Board of Regents.
■Appointed to various executive and legislative staff positions at the U.S. Department of Defense and the U.S. Congress.
■Appointed by President Ronald Reagan to lead the federal agency ACTION, the nation’s premier agency for civic engagement and volunteerism.
Other Leadership Experience
Ms. Alvarado has served on boards in the manufacturing, banking, transportation and service industries. She has also led state and national workforce policy boards.

Key Skills and Qualifications
■Corporate Governance Serves as President of Aguila International and previously served as President and Chief Executive Officer of Quest International. Also serves on public company boards, including as the chair of the nominating and governance committee of each of CoreCivic, Inc. and Park National Corporation.
■Government/Regulated Industries Served in several senior management governmental roles at both the state and federal levels.
■Risk/Crisis Management Relevant experience through her roles at the U.S. Department of Defense and on audit committees of public company boards.
■Human Capital Management Expertise in human resources and leadership development through her work at Aguila International. Also served on state and national workforce policy boards.
Other Current Public Company Directorships
■CoreCivic, Inc.
■Park National Corporation

CSX Committee Assignments and Rationale
Audit
■Oversight of company financials, compliance with legal and regulatory requirements and risk management processes in her roles as President of Aguila International and as President and Chief Executive Officer of Quest International.
■Risk and crisis management experience obtained through her roles with the U.S. Department of Defense and the U.S. Congress. Also, years of experience on audit committees of public company boards.

Compensation and Talent Management
■Decades of experience as the President of a business-consulting firm that specializes in human resources and leadership development.
■Service on multiple state and national workforce policy boards. Proven leadership on and commitment to promoting diversity, pay equity and inclusion and civic and community involvement.

21

Corporate Governance | Director Nominees

Thomas P. Bostick, 67 Independent Director Nominee Director since 2020

Career Highlights
■Chief Executive Officer of Bostick Global Strategies, LLC, a boutique management consulting firm that specializes in areas such as government contracting, engineering, environmental sustainability, human resources, biotechnology, executive coaching, organizational operations and transformation and project management, since 2016.
■Served as Chief Operating Officer and President of Intrexon Bioengineering, a division of Intrexon Corporation, a public company, which seeks to advance biologically engineered solutions to improve sustainability and efficiency, from 2016 to 2020. Led a major restructuring that resulted in Intrexon being renamed as Precigen.
■Retired as a U.S. Army Lieutenant General in 2016.
■Served as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, where he was responsible for most of the nation’s civil works infrastructure and military construction.
■Served as the U.S. Army’s Director of Human Resources and led the U.S. Army Recruiting Command.
Other Leadership Experience
Lt. Gen. (ret.) Bostick was deployed during Operation Iraqi Freedom as second in command of the 1st Cavalry Division and later commanded the U.S. Army Corps of Engineers Gulf Region Division with over $18 billion in construction. He is an independent director on the board of Perma-Fix, a nuclear services company and leading provider of nuclear and mixed waste management. He serves as an independent trustee on the Equity and High Income Fund Board of Fidelity Investments, Inc., a privately-owned investment management company. He is an independent director on the board of Allonnia, a biotech company focused on environmental challenges, and on the board of HireVue, which uses artificial intelligence and data analytics to transform the way organizations discover, engage and hire the best talent. He is a Member of the National Academy of Engineering and the National Academy of Construction.
Key Skills and Qualifications
■Business Operations Served as Chief Operating Officer and President of Intrexon Bioengineering, now known as Precigen. Led the U.S. Army Corps of Engineers, the world’s largest public engineering organization.
■Government/Regulated Industries Long-tenured service and distinguished career in commanding roles with the U.S. military.
■Human Capital Management Expertise through his service as the U.S. Army’s Director of Human Resources, leadership in the U.S. Army Recruiting Command and work at Bostick Global Strategies, LLC.
■Sustainability Relevant experience through his leadership and project management oversight at the U.S. Army Corps of Engineers and several companies focused on sustainability and leadership of an ESG subcommittee at Perma-Fix Environmental Services, Inc.
Other Current Public Company Directorships
■Perma-Fix Environmental Services, Inc.

CSX Committee Assignments and Rationale
Finance
■Oversight of company capital structure, cash flows and key financial ratios or metrics in his role as Chief Executive Officer of Bostick Global Strategies, LLC and as Chief Operating Officer and President of Intrexon Bioengineering. Financial management experience as Chief of Engineers and Commanding General of the U.S. Army Corps of Engineers, where he was responsible for most of the nation’s civil works infrastructure and military construction.
■Service as an independent trustee on the Equity and High Income Fund Board overseeing equity funds and high-yield funds sponsored by Fidelity Investments, Inc., a privately-owned investment management company.

Governance and Sustainability
■Numerous leadership roles in public and private companies and the U.S. military, with experience in evaluating and overseeing leadership and management structures.
■Leadership at the U.S. Army Corps of Engineers and several companies focused on sustainability, including addressing environmental challenges.

2024 Proxy Statement	22

Corporate Governance | Director Nominees

Anne H. Chow, 57 New Independent Director Nominee

Career Highlights
■Served as Chief Executive Officer of AT&T Business from 2019 to 2022, where she was responsible for leading a $35 billion global operating unit comprised of 35,000 people that provided communications and networking solutions to businesses across the world, including nearly all Fortune 1000 companies and the public sector across the U.S.
■Held a variety of other executive leadership positions at AT&T across product management, marketing, sales, customer service and operations, partner ecosystems and network engineering, including President – National Business, President – Integrator Solutions and Senior Vice President – Premier Client Group, since 2000.
■Currently serves as a Lead Director of Franklin Covey, a company dedicated to organizational transformation. Also serves as a director of 3M, a company focused on material science innovation for impact.
■Founder of The Rewired CEO, a business services firm, where she has served as Chief Executive Officer since 2022.
Other Leadership Experience
Ms. Chow has been and is currently involved as a board or advisory member in organizations including the Georgia Tech President's Advisory Board, Dallas Mavericks Advisory Council, Girl Scouts of the USA, New Jersey Chamber of Commerce, the Asian American Justice Center and APIA Scholars.

Key Skills and Qualifications
■Business Operations Decades of executive leadership positions at AT&T, including as Chief Executive Officer of AT&T Business, where she successfully served customers across nearly all industries while driving business transformation and performance, extensive distribution and global and cross-functional experience in management and a master’s degree in business administration from Cornell University.
■Corporate Governance Experience as a director at other public companies, including in board leadership positions such as Lead Independent Director, Chair of the Nominating Committee at Franklin Covey. Substantial local and national nonprofit governance and community advisory experience.
■Cybersecurity Expertise Proven leadership and expertise as Chief Executive Officer of AT&T Business, where she oversaw the development and deployment of the entire business portfolio suite including fiber, wireless, cloud, 5G, networking, cybersecurity and managed and professional services including partnership ecosystems.
■Human Capital Management Extensive talent management experience through her long-tenured career including roles as Chief Executive Officer and President with deep expertise in talent, culture and inclusion. Currently serves as Senior Fellow and Adjunct Professor of Executive Education at Northwestern University’s Kellogg School of Management.
Other Current Public Company Directorships
■Franklin Covey Co.
■3M

23

Corporate Governance | Director Nominees

Steven T. Halverson, 69 Independent Director Nominee Director since 2006

Career Highlights
■Served as Chairman from 2010 to 2021, and President and Chief Executive Officer from 1999 to 2018, of The Haskell Company, one of the largest design-build and engineering and construction firms in the U.S.
■Served as Senior Vice President of M.A. Mortenson, a national construction firm.
■Served as a director from 2014 to 2023 of GuideWell Mutual Holding Corporation, a not-for-profit company that is the parent to a family of companies focused on advancing health care, including health insurance group Blue Cross and Blue Shield of Florida, for which Mr. Halverson also served as a director from 2010 to 2023.
■Currently serves as a director of Gilbane, Inc., a 150-year old global real estate and construction company that is one of the nation’s largest companies in its industries.
Other Leadership Experience
Mr. Halverson has served as the chair of professional and business organizations such as the Construction Industry Roundtable, the Design-Build Institute of America and the National Center for Construction Education and Research. He has also served as the chair of several civic organizations, including the Florida Council of 100, the Florida Chamber of Commerce and the Jacksonville Civic

Council. He is a certified fellow of the National Association of Corporate Directors and received certification in ESG Governance from Berkley Law School.
Key Skills and Qualifications
■Business Operations Decades of relevant experience through his service as Chairman, President and Chief Executive Officer of The Haskell Company and executive positions with M.A. Mortenson, during which he gained extensive and unique insight on the national construction industry and, accordingly, the U.S. economy.
■Corporate Governance Led as Chairman of The Haskell Company and the chair of various professional, business and civic organizations.
■Government/Regulated Industries Served on multiple civic councils, appointed boards and commissions, through which he helped advise on and advocate for federal, state and local economic policies.
■Human Capital Management Expertise through his long-tenured role as Chief Executive Officer and significant service on compensation committees focused on talent management.
Other Current Public Company Directorships
■None

CSX Committee Assignments and Rationale
Audit
■Oversight of financial statements, compliance with legal and regulatory requirements and risk management processes in his decades-long tenure as Chairman, President and Chief Executive Officer of The Haskell Company and from his broader experience with the national construction industry.
■Knowledge of legal, regulatory and policymaking risks and processes through his years of leadership experience with organizations in highly regulated industries and on multiple civic councils. Also, many years of experience serving on the CSX Audit Committee.

Compensation and Talent Management (Chair)
■Human capital management expertise gained through his many years of leadership as President and Chief Executive Officer of The Haskell Company. Proven commitment to civic and community involvement.
■Extensive service on compensation committees of public company boards, including 14 years serving as the Chair of the CSX Compensation and Talent Management Committee.

Executive ■Appointed due to his role as Chair of the Compensation and Talent Management Committee.

2024 Proxy Statement	24

Corporate Governance | Director Nominees

Paul C. Hilal, 57 Independent Director Nominee / Vice Chair of the Board Director since 2017

Career Highlights
■Founder and Chief Executive Officer of Mantle Ridge LP, an investment firm founded in 2016 that actively stewards and assists portfolio companies.
■Serves as Vice Chairman of Dollar Tree.
■Served as Vice Chairman of Aramark from 2019 to 2023.
■Served as a partner and senior investment professional at Pershing Square Capital Management from 2006 to 2016.
■Served as a director of Canadian Pacific Railway Limited from 2012 to 2016.
■Served as Chairman and acting Chief Executive Officer of Worldtalk Communications from 1999 to 2000.
■Decades’ worth of experience serving on or leading governance committees, compensation committees, finance committees and executive committees of public-company boards.
Other Leadership Experience
Mr. Hilal currently serves on the Board of Overseers of Columbia Business School and previously served on the Board of the Grameen Foundation, an umbrella organization that helps micro-lending and micro-franchise institutions empower the world’s poorest through financial inclusion and entrepreneurship.

Key Skills and Qualifications
■Corporate Governance Currently serves as Vice Chairman of Dollar Tree and previously served as Vice Chairman of Aramark and Chairman of Worldtalk Communications. Over a decade of experience serving on nominating and governance committees.
■Finance/Capital Allocation Extensive experience with leading capital management organizations, including control of his own capital management firm. Proven expertise as a value investor, capital allocator and engaged director driving shareholder value.
■Human Capital Management Relevant talent management experience through his role as a Chief Executive Officer, in senior management positions and as a director.
■Transportation Industry/Supply Chain Management Railroad industry experience and perspective through his service as a director of Canadian Pacific Railway Limited in addition to his long tenure of service on the Board of CSX.
Other Current Public Company Directorships
■Dollar Tree

CSX Committee Assignments and Rationale
Finance
■Extensive experience in senior leadership roles of investment and capital management organizations. Expertise with investment policies, capital allocation, financing and policies and practices related to driving shareholder value.
■Years of service on finance committees of public company boards, including of Canadian Pacific Railway Limited and Dollar Tree, Inc., in addition to CSX.
Executive
■Appointed due to his role as Vice Chair of the Board of Directors.

Governance and Sustainability
■Corporate governance experience gained through several board leadership roles at public companies, including service as Chairman of Worldtalk Communications and Vice Chairman of the boards of CSX, Dollar Tree and Aramark. These include more than a decades’ worth of experience on nominating and governance committees. Also, oversight of governance matters in his role as Founder and Chief Executive Officer of his own investment firm.
■Experience with sustainability policies, strategies and programs and political giving policies and community affairs activities through his roles as a value investor and engaged steward during corporate transformations and his service on the Board of Overseers of Columbia Business School and the Board of the Grameen Foundation.

25

Corporate Governance | Director Nominees

Joseph R. Hinrichs, 57 Management Director Nominee / President and Chief Executive Officer Director since 2022

Career Highlights
■Served as President of Ford Motor Company’s global automotive business from 2019 to 2020, where he led the company’s automotive operations. Previously held other positions at Ford, including President of Global Operations, from 2017 to 2019, President of the Americas, from 2012 to 2017, and President of Asia Pacific and Africa, from 2009 to 2012.
■Currently serves as: a member of the board of directors of The Goodyear Tire & Rubber Company; Chairman of the board of directors of Exide Technologies, a battery manufacturer and leading provider of advanced energy solutions; a venture partner at First Move Capital, an investment firm; an automotive advisory board member at Luminar Technologies, a global automotive technology company ushering in a new era of vehicle safety and autonomy; and a strategic advisor at mircroDrive, a company in the advertising services industry that provides a SaaS platform created specifically for hyper-local influencer marketing.
■Served as a partner and Senior Vice President at Ryan Enterprises, a private equity group.
■Spent 10 years at General Motors in various engineering and manufacturing leadership roles.
■Served as Chairman of the National Minority Supplier Development Council from 2016 to 2019 and also served on the boards of CEO Climate Dialogue, Climate Leadership Council and the U.S.-China Business Council.

Other Leadership Experience
Mr. Hinrichs has more than 30 years’ experience in the global automotive, manufacturing and materials planning and logistics sectors. He has served on the boards of several other companies, including Rivian Automotive, Inc., Ford Motor Credit Company, GPR and Ascend Wellness Holdings.
Key Skills and Qualifications
■Business Operations Decades of relevant experience through his senior management positions with Ford Motor Company, where he enabled Ford to execute world-class manufacturing on a global scale, and other leadership and advisory roles.
■Human Capital Management Proven track record during his tenure in leadership positions, especially at Ford Motor Company, around employee engagement, building a one-team workforce and prioritizing safety and an inclusive culture.
■Transportation Industry/Supply Chain Management Extensive automotive industry experience and perspective through his service at Ford Motor Company and General Motors, which is an industry with dynamics similar to rail.
■Sustainability Demonstrated commitment to sustainability in his work at Ford Motor Company, advisory services to companies advancing electric vehicle adoption and leadership on climate organizations.
Other Current Public Company Directorships
■The Goodyear Tire & Rubber Company

CSX Committee Assignments and Rationale Executive (Chair) ■Appointed due to his role as Chief Executive Officer of CSX.

2024 Proxy Statement	26

Corporate Governance | Director Nominees

David M. Moffett, 72 Independent Director Nominee Director since 2015

Career Highlights
■Served as Chief Executive Officer and a director of the Federal Home Loan Mortgage Corporation from 2008 until his retirement in 2009.
■Served as a Senior Advisor with The Carlyle Group, one of the world’s largest and most diversified global investment firms, from 2007 to 2008.
■Served as Vice Chairman and Chief Financial Officer of U.S. Bancorp from 2001 to 2007, after its merger with Firststar Corporation.
■Served as Vice Chairman and Chief Financial Officer of Firststar Corporation from 1998 to 2001.
■Served as Chief Financial Officer of StarBanc Corporation, a predecessor to Firststar Corporation, from 1993 to 1998.
Other Leadership Experience
Mr. Moffett serves as a trustee on the Board of Columbia Threadneedle Mutual Funds, overseeing approximately 170 funds within the Columbia Funds mutual fund complex. He also serves as a trustee for the University of Oklahoma Foundation and has served as a consultant to Bridgewater and Associates.

Key Skills and Qualifications
■Corporate Governance Substantial leadership experience as an executive and vice chair of major financial institutions and as a trustee in connection with Columbia Funds and the University of Oklahoma Foundation.
■Finance/Capital Allocation Served for many years as a Chief Financial Officer in the banking industry, during which he was responsible for financial and asset management.
■Accounting/Financial Reporting Extensive expertise in corporate accounting and reporting and overseeing financial statements through decades of leading financial institutions.
■Risk/Crisis Management Served in senior management roles in the risk-intensive and highly regulated banking industry for more than 30 years and on audit committees of public company boards, including as the chair of the audit committee of PayPal.
Other Current Public Company Directorships
■PayPal Holdings, Inc.

CSX Committee Assignments and Rationale
Audit (Chair)
■Decades of experience in corporate accounting and oversight of financial statements, compliance with legal and regulatory requirements, risk management processes and internal audit functions through his significant leadership roles in the financial services and banking industry, which is a risk-intensive and highly regulated industry. Also, years of experience on audit committees of public company boards, including as the chair of the audit committee of PayPal.
■Meets the qualifications of an “Audit Committee Financial Expert” as defined by SEC rules and regulations.

Finance
■Many years of service in senior leadership roles in the banking industry, including as chief executive officer and chief financial officer.
■Capital allocation and strategic financial expertise gained through his direct oversight of financial and asset management for major financial institutions.

Executive ■Appointed due to his role as Chair of the Audit Committee.

27

Corporate Governance | Director Nominees

Linda H. Riefler, 63 Independent Director Nominee Director since 2017

Career Highlights
■Served as Chair of Global Research at Morgan Stanley from 2011 to 2013, after having served as Global Head of Research since 2008.
■Served as Chief Talent Officer at Morgan Stanley from 2006 to 2008.
■Served on both the Management and the Operating Committees at Morgan Stanley.
■Joined Morgan Stanley in 1987 in the Capital Markets division and was elected a managing director in 1998.
■Serves on the executive leadership team of Stanford Women on Boards, whose mission is to cultivate and place exceptional women for board services.
■Served on the boards of Stanford Graduate School of Business and Choate Rosemary Hall.
Other Leadership Experience
Ms. Riefler has served on the board of North American Partners in Anesthesia, a private equity-owned national health care company, since 2016. She is also the former chair of an educational non-profit, Pencils of Promise, which is committed to literacy in global rural underserved communities.

Key Skills and Qualifications
■Corporate Governance Relevant experience and perspective through her service on the executive leadership team of Stanford Women on Boards and various boards, including as the chair of the compensation committee at MSCI, Inc. Expertise and commitment to leadership on corporate governance reflected in her co-authorship of the Stanford Women on Boards “Leading-Edge Stewardship: A Roadmap to Board Excellence” and a companion piece “Leading-Edge Stewardship: A Personal Roadmap for Building Your Personal Effectiveness in the Boardroom.” Recognized for her “outstanding work by an independent director” at the 2023 Corporate Governance Awards, hosted by Governance Intelligence (formerly Corporate Secretary).
■Finance/Capital Allocation In-depth knowledge of company valuation and the global capital markets through her decades of service at Morgan Stanley. Long board tenure with MSCI, Inc., a global provider of indices and decision support tools and services.
■Human Capital Management Expertise in talent management through her role as Chief Talent Officer at Morgan Stanley. Commitment to diversity, including in board composition, reflected through her service at Stanford Women on Boards.
■Sustainability Extensive experience through 16 years’ service on the board of MSCI, Inc., a global leader in ESG and climate-related research and solutions.
Other Current Public Company Directorships
■MSCI, Inc.

CSX Committee Assignments and Rationale
Compensation and Talent Management
■Human capital and talent management expertise acquired through her tenure as Chief Talent Officer for Morgan Stanley. Also, years of experience as the chair of the compensation committee at MSCI, Inc.
■Proven commitment to diversity, pay equity and inclusion demonstrated through her service on the leadership team of Stanford Women on Boards and service on the board of a non-profit committed to underserved communities.
Executive
■Appointed due to her role as Chair of the Governance and Sustainability Committee.

Governance and Sustainability (Chair)
■Extensive corporate governance experience and expertise through her service on the executive leadership team of Stanford Women on Boards and various boards, demonstrated through her leadership on considering and adopting good governance practices, including at CSX, and co-authorship of material on board governance.
■Valuable insights and commitment to sustainability developed through her 16 years of service on the board of MSCI, Inc., a global leader in ESG and climate-related research and solutions, and reflected in her engagement in opportunities to stay informed on the changing industry, societal and regulatory landscapes, stakeholder expectations and ESG issues.

2024 Proxy Statement	28

Corporate Governance | Director Nominees

Suzanne M. Vautrinot, 64 Independent Director Nominee Director since 2019

Career Highlights
■President of Kilovolt Consulting, Inc., a cybersecurity strategy and technology consulting firm, since October 2013.
■Retired from the U.S. Air Force (the “USAF”) as a Major General in 2013, following a distinguished 31-year career.
■Served as Commander of various satellite, space surveillance and space command and control units from 1996 to 2008.
■Served as Commander of the USAF Recruiting Command.
■Served as Commander of the USAF’s Cyber Command from 2011 to 2013.
■Served as Deputy Commander for the Joint Functional Component Command-Network Warfare.
■Served as the USAF Director of Plans and Policy, U.S. Cyber Command.
■Inducted into the National Academy of Engineering.
Other Leadership Experience
Maj. Gen. (ret.) Vautrinot serves in board leadership positions at other public companies, including as Chair of the Safety, Health and Environment Committee of Ecolab Inc., Chair of the Nominating and Governance Committee at Parsons Corporation and former Chair of the Technology Subcommittee of the Risk Committee of Wells Fargo &

Company. She also served as a director of Norton Life Lock Inc. (formerly Symantec Corporation) from 2013 to 2019. She is currently a member of the NACD Climate Advisory Council.
Key Skills and Qualifications
■Business Operations During her 31-year career in leadership and commanding roles at the USAF, oversaw a multi-billion dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide.
■Risk/Crisis Management Extensive relevant experience through her service in the USAF in creating, operating and protecting U.S. space and cyber assets globally.
■Human Capital Management Expertise in workforce development and talent management through her years in USAF leadership positions and as Commander of the USAF Recruiting Service.
■Cybersecurity Expertise Proven leadership and expertise as President of Kilovolt Consulting, Inc. and led the USAF’s Cyber Command and the Joint Functional Component Command-Network Warfare.
Other Current Public Company Directorships
■Ecolab Inc.
■Parsons Corporation
■Wells Fargo & Company

CSX Committee Assignments and Rationale
Audit
■Extensive cybersecurity and technology experience and expertise obtained through her distinguished service in the USAF, including as Commander of the USAF’s Cyber Command, and as Deputy Commander for the Joint Functional Component Command-Network Warfare, where she influenced the development and application of critical cybersecurity technology and the oversight, creation and protection of U.S. cyber assets. Also, over a decade of experience as the President of a cybersecurity strategy and technology consulting firm.
■Deep risk and crisis management expertise through her 31-year career in leadership and commanding roles at the USAF, including defending U.S. space and cyber assets globally, and her service on the Risk Committee and as Chair of the Technology Subcommittee of the Wells Fargo board, as well as service on the board of Norton Life Lock (formerly Symantec Corporation). Also, years of experience on audit committees of public company boards.

Governance and Sustainability
■Oversight of governance matters as the President of Kilovolt Consulting, Inc. and through her leadership roles in the U.S. military, which includes experience in evaluating and overseeing leadership and management structures. Also, years of service in multiple board leadership positions at other public companies.
■Experience with sustainability policies, strategies and programs through her roles as Chair of the Safety, Health and Environment Committee of Ecolab Inc. and on the Corporate Governance & Responsibility Committee of Parsons Corporation and the Corporate Responsibility Committee of Wells Fargo & Company.

29

Corporate Governance | Director Nominees

James L. Wainscott, 66 Independent Director Nominee Director since 2020

Career Highlights
■Served as Chairman, from 2006 to 2016, and President and Chief Executive Officer, from 2003 until his retirement in 2015, of AK Steel Holding Corporation, a leading steel production and manufacturing company.
■Joined AK Steel in 1995 as Vice President and Treasurer and was appointed Chief Financial Officer two years later.
■Served in a number of leadership positions at National Steel Corporation.
Other Leadership Experience
In January 2022, Mr. Wainscott was named Chair of the Council of Chief Executives, a group primarily consisting of retired Fortune 500 company CEOs. He served as Vice Chair of this organization from 2020 through 2021. He also serves on the board of directors of Parker-Hannifin Corporation, where he has been a board member since 2009 and has served as Lead Director since 2015.

Key Skills and Qualifications
■Business Operations Has held leadership roles, such as Chairman, President and Chief Executive Officer, at AK Steel Holding Corporation for over a decade and various other leadership positions with National Steel Corporation.
■Corporate Governance Substantial relevant experience, including through service as Chairman of AK Steel Holding Corporation and Lead Director and Chair of the Corporate Governance and Nominating Committee at Parker-Hannifin Corporation.
■Accounting/Financial Reporting In-depth knowledge through his years of service as Chief Executive Officer, Chief Financial Officer and Vice President and Treasurer at AK Steel Holding Corporation.
■Transportation Industry/Supply Chain Management Proven expertise through his work and leadership in the steel industry.
Other Current Public Company Directorships
■Parker-Hannifin Corporation

CSX Committee Assignments and Rationale
Compensation and Talent Management
■Human capital management expertise and valuable insights, especially on corporate culture, through his many years of leadership as President and Chief Executive Officer of AK Steel Holding Corporation and his numerous leadership positions at National Steel Corporation.
■Years of experience on compensation committees of public company boards.

Finance
■Oversight of various financial matters, such as capital structure, cash flows and key financial ratios or metrics, while serving in senior leadership roles, including as a chief executive officer, a chief financial officer and a vice president and treasurer.
■In-depth knowledge of financings, capital markets and investment policies through his decades of work and leadership at a global publicly traded company.

2024 Proxy Statement	30

Corporate Governance | Director Nominees

J. Steven Whisler, 69 Independent Director Nominee Director since 2011

Career Highlights
■Served as Chairman and Chief Executive Officer of Phelps Dodge Corporation, a mining and manufacturing company, from 2000 to 2007.
■Served in various leadership roles with Phelps Dodge, including as President and Chief Operating Officer, beginning in 1976.
■Served as director of International Paper Company, a leading producer of fiber-based packaging and pulp, from 2007 to 2021.
■Served as a director of US Airways Group, Inc., a holding company for several major commercial airlines, from 2005 to 2011.
■Served as a director of Burlington Northern Santa Fe (“BNSF”) Railway from 1995 until its acquisition by Berkshire Hathaway in 2010.
Other Leadership Experience
During his tenure as Chief Executive Officer of Phelps Dodge Corporation, Mr. Whisler was instrumental in the implementation of its “Zero and Beyond” safety program designed to eliminate workplace injuries and its “Quest for Zero” process-improvement program designed to, among other things, eliminate environmental waste while enhancing product quality.

Key Skills and Qualifications
■Corporate Governance Extensive experience in leadership roles with Phelps Dodge Corporation, including as Chairman and Chief Executive Officer, and service on the governance committees of public companies, including as Chair of the Nominating and Corporate Governance Committee of Brunswick Corporation. Served as Presiding Director of International Paper Company.
■Accounting/Financial Reporting In-depth knowledge and experience through his service in a financial reporting oversight role as Chief Executive Officer, in combination with his status as a certified public accountant.
■Transportation Industry/Supply Chain Management Substantial expertise through his long tenure on the boards of BNSF Railway and US Airways Group, Inc., from which he brings years of railroad and transportation industry knowledge, respectively.
■Sustainability Proven commitment through leadership of the “Quest for Zero” program at Phelps Dodge Corporation.
Other Current Public Company Directorships
■Brunswick Corporation

CSX Committee Assignments and Rationale
Audit
■Oversight of financial statements, compliance with legal and regulatory requirements and risk management processes in his roles as Chief Executive Officer and Chief Operating Officer of Phelps Dodge Corporation. Also, in-depth knowledge of accounting and financial reporting through his status a certified public accountant.
■Meets the qualifications of an “Audit Committee Financial Expert” as defined by SEC rules and regulations.
Executive
■Appointed due to his role as Chair of the Finance Committee.

Finance (Chair)
■Experience in various aspects of financial matters, including oversight of capital structure, cash flow and key financial ratios, through his tenure as a chief executive officer and in other senior leadership roles.
■In-depth knowledge of financings, capital markets and investment policies through his many years of service as a director at publicly traded companies. Also, several years of experience serving on the CSX Finance Committee, including as the Chair of such committee.

31

Corporate Governance | Director Nominees

John J. Zillmer, 68 Independent Director Nominee / Chair of the Board Director since 2017

Career Highlights
■Currently serves as Chief Executive Officer of Aramark, a global food, facilities management and uniform services provider, since 2019.
■Served as President and Chief Executive Officer of Univar Inc., a global chemical distributor and Fortune 500 company, from 2009 to 2012, where he also served as Executive Chairman.
■Served as Chairman and Chief Executive Officer of Allied Waste Industries, from 2005 to 2008, until the merger of Allied Waste with Republic Services, Inc.
■During his earlier career with Aramark, from 1986 to 2005, served in various senior executive positions, ultimately becoming President of Global Food and Support Service.
■Served as a director of Reynolds American, Inc., from 2007 until its acquisition by British American Tobacco in 2017.
■Served as a director of Veritiv Corporation, a full-service provider of packaging, publishing and hygiene products and a Fortune 500 company, from 2014 to 2020.
■Served as a director of Performance Food Group Company, a leading food distributor and supplier, from 2015 to 2019.

Other Leadership Experience
Mr. Zillmer served as a director of Liberty Capital Partners, a private equity and venture capital firm specializing in start-ups, early stage, growth equity buyouts and acquisitions. He serves on the North American advisory board of CVC Partners.
Key Skills and Qualifications
■Business Operations Many years of service as a Chief Executive Officer at multiple public and large private companies, through which he demonstrated proven operating experience and led an operational transformation that has become an industry benchmark.
■Corporate Governance Substantial relevant experience in his roles as Chairman and Chief Executive Officer and as a director at several companies.
■Human Capital Management Proven expertise as a leader of large workforces, and deep experience with labor relations, safety and talent management.
■Transportation Industry/Supply Chain Management Extensive leadership experience and perspective in industries with substantial logistics and supply chain components.
Other Current Public Company Directorships
■Ecolab Inc.
■Aramark

CSX Committee Assignments and Rationale
Compensation and Talent Management
■Human capital management expertise gained through his many years of leadership as a chief executive officer at multiple public and large private companies and oversight of various aspects of large workforces, including labor relations, safety and talent management.
■Years of experience on compensation committees of public company boards.

Governance and Sustainability
■Extensive corporate governance experience and expertise through his roles as a chairman and chief executive officer and as a director at several public companies.
■Demonstrated leadership at companies focused on sustainability and also operational transformation.

Executive ■Appointed due to his role as Chair of the Board.

2024 Proxy Statement	32

Corporate Governance | Director Commitments
Director Commitments
Our Board of Directors believes that all members of the Board must be willing and able to devote the substantial time and capacity required to carry out the duties and responsibilities of directors—a qualification that is enshrined in the CSX Corporate Governance Guidelines. As such, and in accordance with good governance practices and shareholder feedback, as part of the Governance and Sustainability Committee’s annual review and assessment of these guidelines, in 2023, the Board adopted a revised policy on our directors’ service on the boards of other public companies to set meaningful limitations on such service, as follows:

NEW	Director Commitments Policy with Numerical Limits for All Directors

A director who serves as the CEO of a public company may not serve on more than three public company boards, including the CSX Board. All other directors may not serve on more than five public company boards, including the CSX Board.

This policy, which is contained in the CSX Corporate Governance Guidelines, also continues to provide that each director is expected to inform the Chair of the Governance and Sustainability Committee in advance in writing in the event that such director is considering an offer to serve on the board of another public company. If a director intends to join a new public company board, the board or committee appointments will be discussed with the Governance and Sustainability Committee in advance to the extent that such appointments may create concerns with respect to scheduling issues or potential conflicts of interest.
All of our directors, including each of our director nominees, are in compliance with our revised policy on our directors’ service on the boards of other public companies.
Additionally, per our policies and practices, the Board has evaluated and maintains that each of our incumbent directors elected at the 2023 Annual Meeting has proven the ability to commit sufficient time and capacity to Board duties and to otherwise fulfill the responsibilities required of directors in 2023. Such demonstration is evidenced by Board and committee meeting attendance and their preparation in advance of meetings, contribution to Board discussions, decision-making, engagement with other members of the Board and management and responsiveness to communications, which is evidenced in the annual evaluation of each individual director’s performance.

33

Corporate Governance | Director Commitments
John J. Zillmer Remains the Best Choice for Chair of the Board
Our Board recognizes that certain shareholders continue to have concerns about the public company commitments of our Board Chair, John J. Zillmer, who is also the Chief Executive Officer of Aramark and serves on a total of three public company boards—specifically, Aramark, Ecolab Inc. and CSX. The Board has been, and continues to be, committed to closely monitoring and being transparent on this issue and to refreshing this extensive disclosure to convey the Board’s most recent evaluation—based in part on our shareholders’ feedback. Over the last year, we have heard a broadly positive reaction to our relevant policies, practices, disclosures and outreach, both from our shareholders and proxy advisory firms, as relayed in our engagement meetings and reflected in increased support received by Mr. Zillmer at our 2023 Annual Meeting.
After thorough consideration and assessment of Mr. Zillmer’s ongoing performance in leading the Board—including through (i) confidential annual Board evaluations submitted by each director that directly judge Mr. Zillmer’s effectiveness as leader of the Board, his commitment of the appropriate amount of time and capacity to fulfill his responsibilities as Chair and his responsiveness to communications, (ii) meetings between the Chair of the Governance and Sustainability Committee and each individual director for additional feedback and (iii) the prior engagement of a third-party facilitator to solicit director input on these issues—the Board again unanimously recommends the re-election of Mr. Zillmer at the Annual Meeting and his continuation in the role of Board Chair. Mr. Zillmer has been highly engaged since joining the Board in March 2017, and has attended 100% of the Board meetings and 98% of his committee meetings since becoming Board Chair in January 2019, with a 100% attendance record for all such meetings in 2023. Mr. Zillmer is a fully active participant in the Board’s meetings and deliberations, is readily available for consultation with the other independent directors, is recognized as a leader among the Board for his responsiveness in-between meetings and serves an important role in the strong, independent oversight of management. The results of our 2023 annual Board evaluation process reflect consistent Board agreement that Mr. Zillmer is an effective leader for the Board, who commits the appropriate amount of time and capacity to fulfilling his responsibilities as Chair and is consistently responsive to communications from other directors.
During his tenure as our Board Chair, approximately 10 months into which he was appointed Chief Executive Officer and a director of Aramark and the whole time of which he simultaneously served as a director of Ecolab (a position which he has held since 2006), Mr. Zillmer has successfully helped lead the Company, the Board and management through a business transformation—consisting of both an operational transformation in the adaptation of scheduled railroading and a growth transformation—the COVID-19 pandemic, the rollout of new, company-wide cultural initiatives, labor negotiations and the tragic passing of one of our highly valued and influential executives, all while maintaining his role as a dependable and stabilizing force for CSX, particularly during prior periods of change and turmoil. Besides his proven high level of engagement and consistent exemplary performance as Board Chair, Mr. Zillmer is uniquely qualified, and his skills and experiences—especially on business optimization and improvement, labor relations, safety, talent management, logistics and supply chains—positively contribute to our full Board’s composition. Moreover, our Board understands that Mr. Zillmer’s obligations at Aramark and Ecolab are significant but familiar and manageable for him based on his experience at those companies.
Overall, our Board uniformly and overwhelmingly believes that Mr. Zillmer remains the best choice for Chair of the Board of CSX. Mr. Zillmer’s continued service as our Board Chair is especially important in light of our recent senior executive transitions, given his proven leadership during periods of transformation, and as we progress on our overall business growth strategy and specific core business strategic initiatives aimed at generating continued profitable growth, given his unique qualifications. Our Board strongly believes that Mr. Zillmer has demonstrated, and will continue to demonstrate, his ability to devote the sufficient time and capacity needed to carry out his Board duties effectively, including those as Chair of the Board. The Board intends to actively evaluate Mr. Zillmer’s performance, and, should Mr. Zillmer be unwilling or unable to continue to maintain the level of engagement necessary to fulfill his responsibilities to CSX, the Board will reconsider its decision.

2024 Proxy Statement	34

Corporate Governance | Board Key Skills and Experiences
Board Key Skills and Experiences
In determining the qualifications of a director nominee, our Board of Directors and the Governance and Sustainability Committee consider the following to be key skills and areas of experience that are important to be represented on the Board as a whole:

Accounting/Financial Reporting

Experience as an accountant, auditor, chief financial officer or senior leader responsible for financial reporting is important because it assists directors with their oversight of the preparation and audit of the Company's financial statements, and internal controls and procedures.

Alvarado
Halverson
Hilal
Hinrichs
Moffett
Wainscott
Whisler
Zillmer

Risk/Crisis Management

Risk/crisis management experience is critical in helping the Board fulfill its responsibilities with respect to its risk oversight and mitigation, as well as providing Board leadership in navigating through corporate crises. Such Board risk oversight and mitigation responsibilities include oversight with respect to cybersecurity risk and the overall resiliency of the Company's technology infrastructure.

Alvarado
Bostick
Chow
Halverson
Hinrichs
Moffett
Riefler
Vautrinot
Whisler
Zillmer

The key skills and experiences represented in this graphic have been identified by our Board through its annual self-evaluation process as important to the Company's business strategy and growth initiatives, key financial objectives, environmental stewardship and stakeholder interests.

Sustainability

Sustainability experience supports the Company's efforts to meet the highest standards of environmental stewardship and prioritize the health and safety of our employees and communities in which we operate. Also, climate-related experience is key to understanding risks related to climate change and helping better serve our customers' evolving needs.

Bostick
Chow
Hilal
Hinrichs
Riefler
Vautrinot
Whisler
Zillmer

Transportation Industry/Supply Chain Management

Transportation industry experience is important to understanding rail operations, the dynamics within the freight transportation sector, key performance indicators and the competitive environment.

Bostick
Chow
Hilal
Hinrichs
Wainscott
Whisler
Zillmer

35

Corporate Governance | Board Key Skills and Experiences

This graphic reflects the specific key skills and experiences of each individual director as relied on most by the Board, and highlights the collective contributions that our Board believes are necessary for a balanced and effective Board. The absence of a designation in this graphic does not mean that a director does not possess that particular skill or experience. Moreover, each director also contributes other important skills, experiences, expertise, background, qualities and attributes to our Board that are not represented in this graphic.

Business Operations

Business operations experience gives directors a practical understanding of developing, implementing and assessing the Company's operating plan and business strategy.

Alvarado
Bostick
Chow
Halverson
Hilal
Hinrichs
Moffett
Vautrinot
Wainscott
Whisler
Zillmer

Corporate Governance

Corporate governance experience supports Board and management accountability, transparency and protection of shareholder interests.

Alvarado
Chow
Halverson
Hilal
Hinrichs
Moffett
Riefler
Vautrinot
Wainscott
Whisler
Zillmer

Finance/Capital Allocation

Financial and capital allocation experience is important in evaluating capital markets and the Company's design and implementation of financing and capital allocation strategies.

Alvarado
Bostick
Chow
Halverson
Hilal
Hinrichs
Moffett
Riefler
Wainscott
Whisler
Zillmer

Government/Regulated Industries

Government and regulated industries experience is important in understanding the legislative process and regulatory environment in which the Company operates and oversight of the Company's strategy and regulatory compliance.

Alvarado
Bostick
Chow
Halverson
Hilal
Hinrichs
Moffett
Riefler
Vautrinot
Wainscott
Whisler
Zillmer

Human Capital Management

Human capital management experience is valuable in understanding the dynamics of attracting, motivating and retaining high-performing employees, including succession planning efforts.

Alvarado
Bostick
Chow
Halverson
Hilal
Hinrichs
Moffett
Riefler
Vautrinot
Wainscott
Whisler
Zillmer

2024 Proxy Statement	36

Corporate Governance | Board Composition, Refreshment and Diversity
Board Composition, Refreshment and Diversity
Our Board of Directors and the Governance and Sustainability Committee are dedicated to ensuring that our full Board embodies the breadth of backgrounds and perspectives—in addition to skills and experiences—necessary for a balanced and effective Board. As discussed above in the “Criteria for Board Membership” section on page 19, many factors are taken into account when evaluating director nominees, as the Board and Governance and Sustainability Committee hold a broad view of diversity. However, gender and racial/ethnic diversity in particular have also been, and will continue to be, a priority in terms of Board representation and composition, and thus our director nomination and retention processes. To ensure that our ongoing commitment to diversity is reflected in our director qualifications and selection policy, in 2023, the Board adopted a “Rooney Rule” in connection with director candidates, which is contained in the revised CSX Corporate Governance Guidelines as follows:

NEW	“Rooney Rule” in Our Director Qualifications and Selection Policy

Individuals who self-identify as female and/or a racial or ethnic minority must be included in the initial pool of candidates when selecting new director nominees.

The Board and Governance and Sustainability Committee believe that the current slate of director nominees brings a variety of different backgrounds, skills, qualifications, professional and industry experiences, personal attributes and perspectives that contribute to the overall balanced composition and existing diversity of our Board. For example, the Board believes that it has been successful, due to its deliberative succession planning and refreshment efforts and processes, in achieving a good tenure mix across its members—which has helped ensure the infusion of new ideas and insights on the business, strategies and policies of the Company while promoting stability in leadership and the streamlined transfer of knowledge and experience, as well as created a culture of candid conversations where the Board and management are capable of discussing in real time what is working for the business, what needs to be improved and what it takes to achieve our vision and purpose.
We believe that the effectiveness of our policies and practices around Board composition, refreshment and diversity—and relatedly our criteria for Board membership and Board nomination policies and practices, as discussed above—is evidenced by our nomination of five new highly qualified and largely diverse directors in the past five years. From a demographic diversity perspective, two of these director nominees self-identify as female and another self-identifies as a racial or ethnic minority. Also, two of these director nominees are retired members of the U.S. military. Veteran status is an important characteristic to us, as nearly one in five of CSX’s employees have a current or former military connection.
Board Changes in the Past 5 Years

Five new highly skilled directors have joined our Board

Three directors have left our Board due to retirement

Skills and Experiences Enhanced in the Past 5 Years

Cybersecurity and Technology Infrastructure
Sustainability
Supply Chain Management
Government/Regulated Industries
Human Capital Management

37

Corporate Governance | Board Composition, Refreshment and Diversity
The charts below show the demographic diversity of our director nominees. Overall, our nominees are 42% gender and/or racially/ethnically diverse. Also, as reflected in the matrix below, in response to stakeholder feedback and to demonstrate our ongoing commitment to transparency, we are continuing to report the self-identified race/ethnicity and gender composition of our individual Board members—as opposed to as summary information as previously disclosed.
To make clear its commitment to diversity, in addition to adopting a “Rooney Rule” as described above, the Board also recently amended the CSX Corporate Governance Guidelines to formalize its practice of having the Governance and Sustainability Committee instruct any third-party search firm to use its best efforts to include qualified candidates who reflect diverse backgrounds, including, but not limited to, diversity of race, ethnicity, national origin and gender. Our Board will monitor the effectiveness of its practice to ensure qualified candidates who reflect diverse backgrounds are identified in new director search efforts. Additionally, through the Board’s annual self-evaluation process, directors regularly discuss and evaluate Board composition with a focus on diversity.
As a result of these practices and processes and in response to shareholder feedback around our Board’s gender diversity, the Board has selected a slate of highly qualified director nominees that is 33% female for consideration and election at the 2024 Annual Meeting.

TOTAL NUMBER OF DIRECTOR NOMINEES FOR THE 2024 ANNUAL MEETING — 12

Independence	Tenure	Diversity

5 of 12
are women or racially/ethnically diverse

4 are Female

1 is Hispanic or Latinx

1 is Asian

1 is African American or Black and Asian

Board Diversity Matrix
As of March 25, 2024 (Total Number of Directors: 11)
PART I: GENDER IDENTITY
Female
Male
PART II: DEMOGRAPHIC BACKGROUND
African American or Black
Asian
Hispanic or Latinx
White
Two or More Races or Ethnicities

As of March 24, 2023 (Total Number of Directors: 11)
PART I: GENDER IDENTITY
Female
Male
PART II: DEMOGRAPHIC BACKGROUND
Hispanic or Latinx
White
Two or More Races or Ethnicities

2024 Proxy Statement	38

Corporate Governance | Director Independence
Director Independence
Our Board of Directors annually evaluates the independence of each of its members and, acting through its Governance and Sustainability Committee, the performance of each of its members. In evaluating the independence of each of its members, the Board considers the NASDAQ Global Select Market listing standards and reviews transactions or relationships, if any, between each director, director nominee or his or her immediate family and the Company or its subsidiaries. The purpose of this review is to determine whether any such transactions or relationships would interfere with the exercise of independent judgment by the director or director nominee in carrying out his or her responsibilities as a director, and thus be inconsistent with a determination that the director or director nominee is independent. The Board also considers the independence of its committee members under applicable securities laws.
In February 2024, after considering relevant NASDAQ listing standards, the Board, upon recommendation from the Governance and Sustainability Committee, determined that the following director nominees are independent under these NASDAQ listing standards: Donna M. Alvarado; Thomas P. Bostick; Anne H. Chow; Steven T. Halverson; Paul C. Hilal; David M. Moffett; Linda H. Riefler; Suzanne M. Vautrinot; James L. Wainscott; J. Steven Whisler; and John J. Zillmer.
Board Leadership and Committee Structure
Our Board of Directors believes that—based on the Company’s current circumstances and having taken into account feedback from our shareholders—the positions of Board Chair and CEO should be separate, with the Board Chair role being filled by an independent director. The Board recognizes that circumstances do change and will periodically review this structure.
Additionally, our Board leadership is currently designed such that the Chair of the Board is assisted by a Vice Chair. The division of duties between these two positions is outlined below.

The duties of the Board Chair include:
■calling special meetings of the Board;
■presiding at all meetings of the Board and shareholders;
■approving the agenda, schedule and meeting materials for meetings of the Board in consultation with the Vice Chair of the Board;
■guiding Board discussions and facilitating discussions between the Board and the Company’s management;
■interacting with the Company’s analysts, investors, employees and other key constituencies; and
■keeping the Vice Chair informed, and consulting with the Vice Chair as to material developments regarding CSX.

The duties of the Vice Chair include:
■providing input on the agenda, schedules and meeting materials for meetings of the Board;
■assisting in guiding Board discussions and facilitating communication between the Board and the Company’s management;
■interacting with the Company’s analysts, investors, employees and other key constituencies;
■performing the duties of Board Chair in the absence or at the request of the Board Chair; and
■keeping the Board Chair informed, and consulting with the Board Chair, as to material internal and external discussions the Vice Chair has and material developments the Vice Chair learns about the Company and the Board.

The Board has five standing committees: the Audit Committee; the Compensation and Talent Management Committee; the Executive Committee; the Finance Committee; and the Governance and Sustainability Committee. Each of these committees has a written charter approved by the Board, a copy of which can be found on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.” Other than our Executive Committee, all standing committees review their respective charters at least annually, and any changes are recommended to our full Board for approval.

39

Corporate Governance | Board Leadership and Committee Structure

Audit Committee	Meetings in 2023: 9		Independent Members: 5/5

Committee Members	David M. Moffett (Chair) Donna M. Alvarado Steven T. Halverson	Suzanne M. Vautrinot J. Steven Whisler

Key Duties and Responsibilities:
■Assisting the Board with oversight of: (i) the integrity of the Company’s financial statements and accounting methodology; (ii) the Company’s internal controls over financial reporting; (iii) the business risk management process; (iv) the Company’s compliance with legal and regulatory requirements; (v) the Independent Registered Public Accounting Firm’s qualifications, independence and performance; and (vi) the performance of the Company’s internal audit function
■Recommending the appointment of the Independent Registered Public Accounting Firm for the Board’s approval and ultimately the shareholders’ ratification
■Approval of the compensation and fees of and all services performed by the Company’s Independent Registered Public Accounting Firm
■Reviewing the scope and methodology of the proposed audits with the independent and internal auditors and senior management
■Reviewing the Company’s financial statements and monitoring the Company’s internal controls over financial reporting
■Establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding the Company’s accounting, internal accounting controls or auditing matters
■Oversight of the Company’s Enterprise Risk Management (“ERM”) program
■Reviewing information security risk, mitigation strategies and overall resiliency of the Company’s technology infrastructure as part of its risk oversight responsibilities
The Board has determined that all members of the Audit Committee are financially literate, and Messrs. Moffett and Whisler have been designated as audit committee financial experts, as that term is defined by Securities and Exchange Commission (“SEC”) rules and regulations.
Please refer to the Report of the Audit Committee beginning on page 55 of this Proxy Statement for additional information.

Compensation and Talent Management Committee
	Meetings in 2023: 7		Independent Members: 5/5

Committee Members	Steven T. Halverson (Chair) Donna M. Alvarado Linda H. Riefler	James L. Wainscott John J. Zillmer

Key Duties and Responsibilities:
■Assisting management with the development of and overseeing the compensation and talent management philosophy, strategy and design for the Company on behalf of the Board
■Regularly reviewing, approving or recommending Board approval of and monitoring compensation policies, practices and plans, and evaluating the associated financial impact and risks to the Company
■Regularly reviewing executive talent and leadership development
■Assessing the Company’s plans and processes for promoting DEI and progress on DEI initiatives, including pay equity
■Reviewing and, as appropriate, approving incentive plan structure, vesting, performance measures, performance targets, payout curves and payouts under the Company’s performance-based incentive plans
■Annually reviewing and approving goals and objectives relevant to compensation for the CEO, evaluating the CEO’s performance in light of those goals and objectives and, as directed by the Board, setting the level of compensation of the CEO based on such evaluation, in consultation with the Board
■Annual approval of the compensation for the other executive officers
■Oversight of the Company’s workforce and human capital management processes, including policies and strategies regarding recruiting and retention, career development and progression, workplace environment and culture and organizational engagement and effectiveness
■Reviewing the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement and, as appropriate, recommending Board approval of the inclusion of the CD&A section in the Proxy Statement and the incorporation by reference of the CD&A section in the Company’s Annual Report on Form 10-K
Each of the members of the Compensation and Talent Management Committee qualifies as a “non-employee director” within the meaning of Rule 16b-3 of Securities and Exchange Act of 1934.
Please refer to the Letter from the Compensation and Talent Committee beginning on page 58 of this Proxy Statement for additional information.

2024 Proxy Statement	40

Corporate Governance | Board Leadership and Committee Structure

Finance Committee	Meetings in 2023: 5		Independent Members: 5/5

Committee Members	J. Steven Whisler (Chair) Thomas P. Bostick Paul C. Hilal	David M. Moffett James L. Wainscott

Key Duties and Responsibilities:
■Assisting the Board in discharging its responsibilities related to oversight and review of financial matters affecting the Company and regularly reporting to the Board on such matters
■Providing oversight with respect to the capital structure, cash flows and key financial ratios of the Company and making recommendations with respect to the Company’s financial policies
■Reviewing the Company’s liquidity position
■Reviewing policies with respect to distributions to shareholders generally, making recommendations with respect to the declaration of dividends and making recommendations or authorizing the repurchase of shares of the Company from time to time consistent with authority levels established by the Board
■Authorizing the issuance of debt securities or other forms of financing
■Reviewing the assets and liabilities maintained by the Company and its affiliates in conjunction with significant employee benefit plans, including monitoring the funding and investment policies and performances of the assets

Governance and Sustainability Committee	Meetings in 2023: 5	Independent Members: 5/5

Committee Members	Linda H. Riefler (Chair) Thomas P. Bostick Paul C. Hilal	Suzanne M. Vautrinot John J. Zillmer

Key Duties and Responsibilities:
■Assisting the Board by: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and recommending candidates for election to the Board and appointment to its committees; (ii) overseeing the CEO and senior management succession planning process; (iii) evaluating the performance and effectiveness of the Board; (iv) recommending changes in Board size, composition and committee structure; (v) developing, reviewing and recommending changes to governance guidelines, polices and procedures; (vi) overseeing matters of broad corporate significance affecting the Company, including sustainability; and (vii) overseeing and evaluating compliance with the Corporate Governance Guidelines of the Company
■Developing and recommending to the Board the annual process for self-evaluation
■Annually reviewing and making recommendations to the Board regarding the compensation for non-management directors
■Reviewing the Company’s sustainability policies, strategies and programs, including around climate-related issues such as carbon emissions reduction initiatives and climate action targets, and sustainability performance and reporting, including an annual review of the Company’s ESG Report
■Overseeing the Company’s community affairs activities, including the corporate philanthropy policy, and reviewing the Company’s political giving policy

Executive Committee	Meetings in 2023: 0		Independent Members: 6/7

Committee Members	Joseph R. Hinrichs (Chair) Steven T. Halverson Paul C. Hilal David M. Moffett	Linda H. Riefler J. Steven Whisler John J. Zillmer

The Executive Committee meets for the purpose of acting on behalf of the full Board between regularly scheduled meetings of the Board, when time is of the essence. The Executive Committee has and may exercise all the authority of the Board, except as may be prohibited by Section 13.1-689 of the Virginia Stock Corporation Act, as it may from time to time be amended. Pursuant to the Executive Committee charter, a notice of a meeting of the Executive Committee is required to be provided to all Board members.
The Executive Committee has seven members, consisting of the CEO, Chair of the Board, Vice Chair of the Board and the Chairs of each of the four other standing committees.

41

Corporate Governance | Compensation Committee Interlocks and Insider Participation
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Talent Management Committee is, or in 2023 was, an officer or former officer or employee of the Company. In addition, no executive officer of the Company served on the board of directors of any entity whose executive officers included a director of the Company.
Meetings of the Board and Executive Sessions
During 2023, there were five meetings of the Board of Directors. Each director then-serving attended at least 94% of the aggregate of Board meetings and meetings of committees on which he or she served. The independent directors met alone in executive session at each regular Board meeting led by the Chair of the Board. While the Company does not have a formal policy regarding director attendance at annual shareholder meetings, the Company strongly encourages directors to attend absent an emergency. All members of the Board were in attendance at the Company’s 2023 Annual Meeting.
Annual Evaluation of Board Performance
As is reflected in our policy on the evaluation of the Board and Board committees in the CSX Corporate Governance Guidelines, the Board of Directors believes that an annual review of its performance, as a whole and as individual directors, is essential for ensuring overall effectiveness—including fulfillment of its oversight responsibilities, strategic planning and communications—and identifying areas for improvement. Such annual self-evaluation is also a key factor in our director nomination process and succession planning. As per our policy, the Governance and Sustainability Committee is responsible for developing and recommending the annual evaluation process to the Board, and has continued to enhance the Board’s self-evaluation process based on director feedback, best practices and advice from outside, independent consultants.
In October 2021, the Governance and Sustainability Committee recommended that the Board enhance the evaluation process by engaging a third-party facilitator to conduct confidential interviews every third year, supplemented by a peer assessment questionnaire. In the interim years, the Governance and Sustainability Committee recommended that the Board conduct its evaluation via a confidential questionnaire. During such interim years, the Chair of the Governance and Sustainability Committee also meets with each individual director to gather additional feedback. For 2023, the Board and director evaluation process was administered as follows:

Evaluation Process	Evaluation Topics

1 Evaluation Format
The evaluation process is intended to gather feedback regarding:
■Board composition and structure
■Committee duties and responsibilities
■Board and committee leadership
■Group and individual performance abilities
■Meetings and materials, including discussion topics
■Board interaction with management
■Oversight of strategy and risk
■Overall Board vision and functionality

The evaluation format consisted of: confidential questionnaires designed to evaluate the performance of the Board as a whole and, as per our policy, the performance of each of its committees; and meetings between the Chair of the Governance and Sustainability Committee and each individual director designed to gather additional feedback.

2 Conduct Evaluation
Confidential questionnaires were sent to each director in December 2023. The Chair of the Governance and Sustainability Committee then met with each individual director in early 2024.

3 Review Feedback

The feedback received from the confidential questionnaires was compiled on an anonymous basis and provided to the Chair of the Board and the Chair of the Governance and Sustainability Committee, with any committee-level feedback provided to the respective committee Chairs. In accordance with our policy, this feedback was then discussed by the Board and each committee in executive session during their respective meetings in February 2024.
The Chair of the Governance and Sustainability Committee also relayed the feedback that she collected from the one-on-one meetings, as appropriate.

4 Implement Outcome

Following the review of evaluation results, the Board considered the tailored ways in which the processes of the Board, and its committees, could be improved. The Board then implemented changes and enhancements to its processes where necessary to ensure the ongoing effectiveness of the Board and each of its committees.

2024 Proxy Statement	42

Corporate Governance | Principles of Corporate Governance
Principles of Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance principles and practices that facilitate the fulfillment of its fiduciary duties to the Company and our shareholders. The Board has adopted Corporate Governance Guidelines that reflect the high standards that customers, suppliers, investors, employees and others should expect. Key corporate governance principles observed by the Board and the Company include, but are not limited to:

■Annual nomination of a slate of directors for election to the Board, a substantial majority and the Chair of which are independent, as that term is defined in the applicable NASDAQ listing standards
■Majority voting standard for election of directors and director resignation policy
■Qualification guidelines for director candidates, which include consideration of diversity, and review of each director’s performance and continuing qualifications for Board membership
■Separation of the roles of Chair of the Board and CEO
■Audit Committee, Compensation and Talent Management Committee and Governance and Sustainability Committee comprised solely of independent directors
■Regular executive sessions of independent directors
■Annual evaluation of Board performance
■Board access to independent advisors
■Stock ownership guidelines for directors and officers

■Meaningful limitations on directors’ service on other public company boards
■Regular succession planning and effective leadership transitions at the CEO and executive management levels
■No “poison pill” (shareholder rights plan), and adoption of a Policy Regarding Shareholder Rights Plans, establishing parameters around the adoption of any future shareholder rights plan, including the expiration of any such plan within one year of adoption if the plan does not receive shareholder approval or ratification
■Proxy access for director candidates nominated by shareholders reflecting standard market practices
■Shareholder rights to call special meetings
■Policy against hedging and pledging of CSX common stock
■Pay-for-performance alignment
■Robust shareholder outreach and engagement program

CSX’s Corporate Governance Guidelines and Code of Ethics are available on the Company’s website at http://investors.csx.com under the heading “Environmental, Social and Governance.” Shareholders may also request a free copy of any of these documents by writing to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. The Company intends to disclose any waivers of or amendments to the Code of Ethics that apply to our directors or executive officers on CSX’s website at http://www.csx.com within the time period required by the SEC. There were no waivers to the Code of Ethics in 2023.

43

Corporate Governance | Transactions with Related Persons and Other Matters
Transactions with Related Persons and Other Matters
During 2023, there were no Related Person Transactions, as defined below.
CSX operates under a Code of Ethics that requires all employees, officers and directors, without exception, to avoid engaging in activities or relationships that conflict, or would be perceived to conflict, with the Company’s interests or adversely affect its reputation. It is understood, however, that certain relationships or transactions may arise that would be deemed acceptable and appropriate upon full disclosure of the transaction, following review to ensure there is a legitimate business reason for the transaction and that the terms of the transaction are no less favorable to CSX than could be obtained from an unrelated person. The Audit Committee is responsible for oversight, review and approval or ratification of all transactions with related persons. CSX has not adopted written procedures for reviewing, approving or ratifying “Related Person Transactions”, as such transactions are identified in Item 404 of Regulation S-K, but generally follows the procedures described below in accordance with Item 404 of Regulation S-K.
On an annual basis, in response to the Directors and Officers Questionnaire (the “Questionnaire”), each director, director nominee and executive officer submits to the Company’s Corporate Secretary a description of any current or proposed Related Person Transactions. Directors and executive officers are expected to notify the Corporate Secretary of any updates to the list of Related Person Transactions during the year. If Related Person Transactions are identified, those transactions are reviewed by the Audit Committee.
The Audit Committee will evaluate Related Person Transactions based on:
■information provided to the Board during the required annual affirmation of independence;
■applicable responses to the Questionnaires submitted to the Company; and
■any other applicable information provided by any director or executive officer of the Company, or obtained through internal database queries.
In connection with the review, approval or ratification of any Related Person Transaction, the Audit Committee will consider whether the transaction will be a conflict of interest or give the appearance of a conflict of interest. In the case of any Related Person Transaction involving an outside director or nominee for director, the Audit Committee will also consider whether the transaction will compromise the director’s status as an independent director as prescribed in the applicable NASDAQ listing standards.

2024 Proxy Statement	44

Corporate Governance | Board of Directors’ Role in Risk Oversight
Board of Directors’ Role in Risk Oversight
Pursuant to its charter, the Audit Committee has primary responsibility for risk oversight—though the full Board of Directors and all committees play significant roles in carrying out the risk oversight function. Specifically, the Audit Committee oversees the Company’s risk management strategy, ERM program and cybersecurity program. Management also periodically reports to the Board and its other committees on current risks and the Company’s approach to avoiding and mitigating risk exposure, including through robust internal processes and effective internal controls.
ERM Program
The Company’s ERM program includes activities related to the prevention, monitoring, measurement, reporting and management of enterprise-level risks. CSX revised its ERM framework in 2021 to focus on the Company’s core enterprise risks and related mitigation activities and controls. With strategic risks addressed by separate analyses and other parts of the organization, the remaining enterprise-level risks are more focused. If CSX can physically operate the railroad, maintain technology systems that resist cyber threats and operate reliably and resiliently, continue to access the public equity and credit markets and comply with applicable laws and regulations, then the enterprise is able to execute its strategy. As such the CSX risk universe is currently divided into the following broad risk categories: Operations; Technology; Finance; and Compliance. Each risk category includes “core” ERM risks, as reflected in the chart below.
The CSX ERM program is designed so that senior management, the Audit Committee and the CSX Board understand and review how enterprise-level risks are prevented, monitored, measured, reported and managed, to promote risk-aware decision-making, ensure that mitigation remains effective and keep risks within tolerable bounds. A well-established risk management structure is leveraged to support the program. Each core risk is aligned with a “Risk Leader”, who has ongoing responsibility for monitoring and managing that risk. Each Risk Leader reports to a member of the Executive Risk Committee (comprised of the Executive Vice President and Chief Operating Officer, the Executive Vice President and Chief Digital & Technology Officer, the Executive Vice President and Chief Financial Officer and the Executive Vice President and Chief Legal Officer), with a separate annual ERM report-out to the CEO. The ERM team also reports annually to the Audit Committee, and reviews certain ERM risks with such committee or the Board throughout the year.

ERM Framework and Oversight

Audit Committee and Board Review

Chief Executive Officer

Executive Risk Committee

Risk Leaders

Operations ■Safety ■Physical Infrastructure ■People & Material Availability	Technology ■Cyber, Reliability & Resiliency ■Operations Technology	Finance ■Liquidity ■Financial Reporting	Compliance ■Compliance with Laws ■Regulatory Environment

Cybersecurity Program
Strong performance and reliability of the Company’s technology systems are critical to operating safely and effectively, and protecting personal and customer data is essential to maintaining stakeholder trust. The Company has implemented processes designed to assess, identify and manage material cybersecurity risks, as described in the Company’s 2023 Annual Report.
The Audit Committee oversees the Company’s cybersecurity risk, mitigation strategies and overall resiliency of the Company’s technology infrastructure. Such risk is managed as part of the Company’s overall risk management and business continuity processes and is included in the ERM program, which is also overseen by the Audit Committee as described above. The Audit Committee periodically reviews assessments of information security controls and procedures, any incidents that could have a potentially significant impact on the Company’s network, as well as potential cybersecurity risk disclosures. The Company’s senior leadership team briefs the Audit Committee and Board at least annually on information technology and cybersecurity matters, including more frequent updates as circumstances warrant. Such annual updates include significant findings or updates by internal or external evaluations. The Audit Committee is apprised annually on emerging risks to the Company, including education on cybersecurity-related matters as needed.
CSX has a cybersecurity expert on the Board and its Audit Committee to provide expanded oversight of the Company’s cybersecurity and technology systems. Suzanne M. Vautrinot, a retired U.S. Air Force (USAF) Major General, joined the CSX Board in 2019 and is a member of the Audit Committee as well as the Governance and Sustainability Committee. Major General (retired) Vautrinot is a recognized expert in cybersecurity matters as she previously served as Commander of the USAF's Cyber Command where she oversaw a multi-billion dollar cyber enterprise and led a workforce of 14,000 personnel conducting offensive and defensive cyber operations worldwide.

45

Corporate Governance | Board of Directors’ Role in Strategy Oversight
Safety Oversight
Safety is a top priority at CSX and underpins the Company’s entire system of corporate values and business strategy. It is simultaneously a strategic initiative and risk and a core operations risk under our ERM program. The Board believes that oversight of safety should be a full Board responsibility, and the topic of safety at CSX is reviewed and discussed at the start of every Board meeting, including through presentations by the Operations leadership team—such as the Executive Vice President and Chief Operating Officer and the Vice President and Chief Safety Officer—which monitors and manages the Company’s safety programs. The following safety-related topics have recently been reviewed by the Board:
■CSX’s policies and practices on safety, including the implementation of technology enhancements to improve safety performance and relevant rules compliance, such as automated train inspection portals, automated track inspections and drone usage;
■significant train accident and employee injury events, including review of related operating and safety rule enhancements;
■train accident and employee injury trends;
■employee training on safety, including leveraging field tablets and changes to our training structure and approach;
■retention of outside, independent consultants and other third parties to assess our safety programs;
■the Company’s involvement with third-party groups on best practices on safety; and
■regulatory oversight of CSX’s safety programs, including emerging regulations, ongoing discussions with regulators and any major concerns that regulators have raised with the industry or Company.
Safety is a core component of the Company’s business plan. As a part of the annual strategy and business plan discussions, management reviews with the Board initiatives and measures being taken to improve safety processes through training and enhanced technology to strengthen safety and overall compliance. After the occurrence of a major safety event in our industry in 2023, management provided the Board with a detailed review of the event, including a review of the Company’s own relevant operating and safety practices, proactive and reactive actions and response to previous significant safety-related events. We report significant safety-related incidents, such as major derailments and employee workplace fatalities, to the full Board immediately.
Board of Directors' Role in Strategy Oversight
The full Board of Directors is directly involved in overseeing, and supporting, the Company’s business growth strategy and performance. Though strategy is discussed, and performance is reviewed, at nearly every Board meeting, the senior leadership team formally conducts a strategic planning session with the Board at least once per year. The Board is thoroughly engaged in these discussions, to both formulate and oversee strategy. We expect our directors to be knowledgeable about the risks and opportunities that stem from our strategy, how the Company can best create value and how strategic initiatives will continue to be beneficial for our stakeholders over the long term. In 2023, the Board and each of its committees, as appropriate, reviewed progress on our current three-pillar strategy.

Key Priorities of the CSX Strategic Vision

Sustaining a ONE CSX culture	Transforming CSX through technology	Generating profitable growth through a better customer experience

Our ESG approach and initiatives—more broadly and including environmental sustainability specifically—are reflective of our efforts to be responsible corporate stewards, and are also critically embedded in our growth strategy. Board oversight of ESG is described in the next section of this Proxy Statement on page 47 below.
The Board delegates certain aspects of the Company’s strategy to relevant committees based on subject matter area, while discussing committee report-outs and significant company-wide initiatives as a full Board. For example, the Compensation and Talent Management Committee oversees the Company’s workforce and human capital management processes, including policies and strategies regarding recruiting and retention, career development and progression, workplace environment and culture and organizational engagement and effectiveness.

2024 Proxy Statement	46

Corporate Governance | Board of Directors' Role in ESG Oversight
Board of Directors’ Role in ESG Oversight
CSX’s dedication to industry-leading ESG performance is pursued across the entire Company. The Board, through its committees as detailed in the graphic below and reflected in the committee charters, oversees the Company’s ESG strategies and initiatives and receives and responds to regular updates on priority ESG goals. Such committees report out to the Board regarding their activities. Additionally, from time to time as appropriate, management provides updates to the full Board on ESG-related matters.

ESG Framework and Oversight
CSX has recently undergone an organizational change to reflect the consolidation of several functions. ESG focuses, previously distributed across multiple departments, are now together in a single Strategy organization, led by a senior leader. The Strategy team provides strategic oversight for ESG in the Company. Each of the aforementioned functions has accomplished important work separately, across areas such as fuel strategy, technology and network development, and this change will leverage those individual successes with increased focus and alignment of work to further support our ESG progress.

Board of Directors

Executive and Strategy Teams
Provide strategic oversight

ESG Team
Sets strategy, manages and coordinates day-to-day activities, measures and monitors progress against key performance indicators and reviews and applies stakeholder feedback and insights

Business and Functional Leaders
Support day-to-day activities

Governance and Sustainability Committee
■Oversees the Company’s sustainability policies, strategies and programs, including around climate-related issues such as carbon emissions reduction initiatives and climate action targets
■Assesses the Company’s sustainability performance and reporting, including an annual review of the Company’s ESG Report
■Oversees the Company’s community affairs activities, including the corporate philanthropy policy
■Reviews the Company’s political giving policy
■Evaluates the performance and effectiveness of the Board
■Recommends changes in Board size, composition and committee structure
■Develops, reviews and recommends changes to governance guidelines, policies and procedures

Compensation and Talent Management Committee
■Reviews and approves the Company’s short-term incentive compensation plan design, which contains safety and fuel efficiency goals, to emphasize ESG performance measures and support the Company’s strategy
■Oversees the Company’s workforce and human capital management processes, including policies and strategies regarding recruiting and retention, career development and progression, workplace environment and culture and organizational engagement and effectiveness
■Reviews the results of the Company’s employee engagement surveys
■Assesses the plans and processes for promoting DEI, including the Company’s policies and strategies relating to its culture, talent diversity, inclusion and equal employment opportunities
■Monitors the Company’s progress on DEI initiatives

To strengthen the ESG expertise on our Board, CSX directors proactively engage in opportunities to stay informed on the changing industry, societal and regulatory landscapes, stakeholder expectations and ESG issues. Sustainability is designated as one of our Board’s key skills and experiences, and is considered in Board composition discussions accordingly. Additionally, the Board is periodically informed of evolving stakeholder expectations based on our regular stakeholder engagement efforts concerning ESG-related matters, as described in more detail below.
Stakeholder Engagement on Our ESG Approach
At CSX, we conduct regular materiality assessments to ensure our ESG approach addresses the issues that are most pertinent to our business and that matter most to our internal and external stakeholders, including customers, suppliers, investors, employees, union members, nonprofit organizations and others. Our last materiality assessment was conducted in 2020, with refreshes done in 2021 and 2023 to account for evolving societal and stakeholder priorities. The 2021 refresh revealed increased focus on inclusion and diversity, as well as accessible and transparent communications; the 2023 refresh indicated increased focus on climate change, supply chain management and labor rights. Topics are prioritized as to what we believe are most important to our Company and stakeholder groups, in some cases after consultation with those groups, and we then work to ensure alignment between CSX and stakeholder-identified material topics. CSX will continue to update our materiality assessment to ensure that we remain ready to meet shifting stakeholder expectations while growing our business.

47

Corporate Governance | Board of Director's Role in Succession Planning
Board of Directors’ Role in Succession Planning
One of the Board of Directors’ primary responsibilities is succession planning, not only for the Board but also for senior management, including the CEO. The Board believes that it is critical to have a robust succession planning process—one that also considers talent management—and engages in succession planning efforts throughout the year, including a comprehensive senior management succession planning exercise. Pursuant to its charter, the Governance and Sustainability Committee, which meets regularly and reports back to the Board, oversees the CEO and senior management succession planning process.
■The succession planning process generally begins with management developing a detailed summary of the key skills and competencies required for all senior management roles. Management then analyzes and summarizes the skills, competencies and readiness of potential succession candidates across all senior management positions, as well as the pipeline of candidates for other key roles.
■A detailed review of management’s analysis is provided to the Board at its annual succession planning session. The Board then discusses the skills, competencies and readiness levels of succession candidates, and recommends development plans to ensure succession candidates are adequately prepared for planned and sudden transitions.
■Status updates on succession candidates and development plans are provided to and discussed by the Board at meetings throughout the year.
The selection and appointment of Joseph R. Hinrichs as the CSX President and Chief Executive Officer and Michael A. Cory as the Company’s Executive Vice President and Chief Operating Officer, in 2022 and 2023, respectively, have exemplified the Board’s role in succession planning. The Board, including acting through its committees and together with management, sought succession candidates with proven skills and experiences that would be most relevant and beneficial to the Company. In the case of the CEO, this particularly included candidates with tested leadership experience in a large public company operating in a similar industry, who could guide our growth strategy and sustainability initiatives and lead a cultural transformation, including among our largely unionized workforce and prioritizing safety and DEI. In the case of the COO, this particularly included candidates with extensive operations experience, understanding of the customers we serve, deep appreciation for the employees who provide that service and a reputation for team building and employee development. As such, the Board fully supported the appointments of both Mr. Hinrichs and Mr. Cory, and maintains its utmost confidence in and strong backing of their leadership of the Company.
Shareholder Outreach and Engagement
We believe that maintaining strategies, policies and processes to conduct regular, insightful and proactive communications with our shareholders is a key component of effective corporate governance that allows the Company to better understand evolving trends and enable strategic decision-making to deliver shareholder value. The Board of Directors and in particular the Governance and Sustainability Committee are keenly focused on overseeing the development and implementation of these strategies, policies and processes. We conduct and facilitate ongoing shareholder outreach throughout the year to ensure that the Board and management proactively understand and consider our shareholders’ views on important issues. Critically, we are focused on better discerning our shareholders’ concerns and increasing transparency around how we incorporate shareholder feedback in our strategies and programs, as appropriate.
In accordance with our current shareholder outreach and engagement program, senior leaders and subject matter experts from the Company meet routinely with representatives from many of our institutional shareholders and periodically with proxy advisory firms to discuss CSX’s business strategy, corporate governance practices, executive compensation and ESG matters that are in the best interests of our broad and diverse shareholder base. Members of the Board participate in these meetings from time to time, particularly when there is increased shareholder focus or concern around a specific governance or compensation-related issue. For example, in light of recent, significant interest around Board composition and oversight, the Chair of our Governance and Sustainability Committee led the substantial majority of our shareholder engagement meetings and each of our proxy advisory firm engagement meetings in 2023 and early 2024 to better understand, address and discuss investor feedback on those issues.
In addition to our consistent and structured shareholder outreach and engagement efforts, CSX also engages with shareholders and other interested parties through its participation at industry and investment community conferences, investor road shows and analyst meetings. In recent years, the Company has expanded its international outreach, connecting with investors in Europe and the UK and utilizing virtual meetings to foster relationships throughout Asia and Australia. Overall, in 2023, CSX hosted meetings with 300 unique firms, representing over $35 trillion of assets under management.
By utilizing a multitude of formats to engage various shareholders at different moments in time, we believe that we are better equipped to understand evolving trends and enable strategic decision-making that delivers on shareholder needs and expectations. The below chart demonstrates our general annual shareholder engagement timeline, though it does not necessarily capture our above-mentioned participation at industry and investment community conferences, investor road shows and analyst meetings and other forms of varied outreach and engagement.
Interested parties who wish to communicate with the Board, a particular director and/or management may forward appropriate correspondence, at any time, to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202. Pursuant to procedures established by the non-management directors of the Board, the Office of the Corporate Secretary will forward appropriate correspondence to the Board or a particular director. Appropriate correspondence generally includes any legitimate, non-harassing inquiries or statements.

2024 Proxy Statement	48

Corporate Governance | Shareholder Outreach and Engagement

Before the Annual Meeting
■Strategize on how to continue incorporating shareholder feedback into our policies and practices
■Publish our Annual Report and Proxy Statement
■Review and address stakeholder input on our Proxy Statement, including from proxy advisory firm reports
■Contact and engage with our largest shareholders, seeking feedback on matters presented for their consideration in advance of their votes at the Annual Meeting

The Annual Meeting
■Host our Annual Meeting and engage with shareholders in attendance at the meeting
■Receive the voting results
■Begin evaluating and discussing how our shareholders voted on our proposals at the Annual Meeting, noting possible areas for change or improvement

Off-Season Outreach and Engagement
■Contact and engage with our key shareholders to better understand their viewpoints
■Note and discuss internally, at various levels of leadership and across departments, significant issues or concerns
■Review policy updates from our stakeholders, including proxy advisory firms, and solicit related input on our policies and practices
■Assess and incorporate feedback from these contacts

After the Annual Meeting
■Consequently develop a tailored approach to our upcoming off-season outreach efforts
■Design responsive changes in light of the votes and feedback
■Review corporate governance trends, regulatory developments and our corporate governance documents, policies and practices

The following tables detail our 2023-2024 shareholder outreach and engagement efforts, respective shareholder feedback and our response. Additional information on these efforts focused on our executive compensation program is provided in the “Say on Pay and Shareholder Engagement” subsection of the CD&A section below on page 63 of this Proxy Statement.

Our 2023-2024 Shareholder Outreach and Engagement Efforts

Design Overview
Through our outreach efforts before the 2023 Annual Meeting, we contacted the governance teams of 15 key shareholders, representing approximately 40.2% of outstanding shares.* We received a declination (generally due to investors having no concerns) from or met with the governance teams of 12 of these shareholders, representing approximately 36.4% of outstanding shares.*
Through our off-season outreach efforts after the 2023 Annual Meeting, we contacted the governance teams of 11 of our largest shareholders, representing approximately 36.3% of outstanding shares.* We received feedback from or met with the governance teams of 8 of these shareholders, representing approximately 29.8% of outstanding shares.*

CSX Participants
■Members of our Board of Directors—notably the Chair of the Governance and Sustainability Committee for most meetings, with support from other independent directors in Board leadership positions
■Our Chief Legal Officer, Chief Administrative Officer and/or Head of Investor Relations
■Employees from different CSX departments, such as legal, executive compensation, environmental, safety and human resources

* Based on ownership as of March 31, 2023 for outreach before the 2023 Annual Meeting and as of September 30, 2023 for off-season outreach.

49

Corporate Governance | Shareholder Outreach and Engagement

What We Heard	How We Responded

Executive Compensation Program:
broad support for our recent changes to the program based on shareholder feedback, as detailed in our 2023 Proxy Statement, with continued questions around certain performance measures in our incentive plans

■Increased the weighting of performance units from 50% to 60% in our long-term incentive plan
■Continued commitment to more fulsome and specific disclosure of the performance measures utilized in our incentive plans as reflected in the CD&A section of this Proxy Statement
■Replaced operating ratio with operating margin in our short-term incentive compensation plan (effective for the 2024 MICP) to support a growth mindset with focus on continued improvement
■Introduced additional rigor in evaluating an executive’s individual performance in our short-term incentive compensation plan

Board Composition, Refreshment and Diversity:
questions around our Board refreshment considerations, a desire for more Board gender diversity and positive reactions to our relevant policy change (as highlighted in the column to the right)

■Committed to more fulsome and specific disclosure of our Board refreshment policies and practices as reflected in the “Board Composition, Refreshment and Diversity” section of this Proxy Statement
■Adopted a “Rooney Rule” embedded in the revised CSX Corporate Governance Guidelines, which requires individuals who self-identify as female and/or a racial or ethnic minority to be included in the initial pool of candidates when selecting new director nominees
■Selected a slate of director nominees that is 33% female for consideration and election at the 2024 Annual Meeting

Director Commitments:
questions around our director commitments policy, positive reactions to our relevant policy change (as highlighted in the column to the right) and viewpoints on the commitments of our Board Chair

■Adopted numerical limits in connection with director commitments embedded in the revised CSX Corporate Governance Guidelines, which provide: a director who serves as the CEO of a public company may not serve on more than three public company boards, including the CSX Board; and all other directors may not serve on more than five public company boards, including the CSX Board
■Discussed in our engagement meetings and disclosed in the “Director Commitments” section of this Proxy Statement our updated rationale for our continued support of our Board Chair

Board Oversight: questions around our Board’s oversight of risk—especially as it relates to safety—and strategy
■Discussed in our engagement meetings and enhanced disclosures in the “Board of Directors’ Role in Risk Oversight” section of this Proxy Statement our Board’s policies and practices around risk oversight, with particular focus on safety as reflected in new disclosures under “Safety Oversight” in such section
■Discussed in our engagement meetings and disclosed in the new “Board of Directors’ Role in Strategy Oversight” section of this Proxy Statement our Board’s policies and practices around strategy oversight

Environmental and Sustainability Initiatives: general support of our ESG initiatives and progress, and a desire to see more related public information on our sustainability efforts
■Published an enhanced 2022 ESG Report, with more detail on our various strategic initiatives
■Publicly announced our ongoing investments in alternative fuels, analytics and tools to drive incremental efficiency, including for our customers

Leadership Transitions and Culture:
questions on our recent leadership transitions, including our Board’s role in the relevant succession planning efforts, and the impact on culture, with additional questions on our ONE CSX culture progress overall

■Discussed in our engagement meetings and updated disclosures in the “Board of Directors’ Role in Succession Planning” section of this Proxy Statement our recent leadership changes and our Board’s related succession planning polices and practices
■Discussed in our quarterly earnings calls and during industry and investment conferences our leadership’s vision for the Company and executive management actions accordingly, as well as the continued focus and progress on our ongoing cultural transformation

2024 Proxy Statement	50

Corporate Governance | Director Compensation
Director Compensation
Our Board of Directors periodically reviews and sets the compensation for the non-employee directors based on the recommendation of the Governance and Sustainability Committee. Director compensation includes both cash and stock-based components. In recommending the amount and form of director compensation, the Governance and Sustainability Committee considers, among other factors, peer benchmarking data and the level of compensation necessary to attract and retain qualified, independent directors.
Elements of Director Compensation
The following chart shows our director cash and equity compensation for fiscal year 2023. At the end of 2022, the Governance and Sustainability Committee reviewed our non-employee director compensation levels and recommended adjustments, effective for 2023, to bring such levels in line with market practice among our peers. Non-employee directors also are eligible to receive other compensation and benefits as discussed below. The CEO does not receive compensation for his services as a director.

Base Compensation		Incremental Amount Above Base Compensation for Board Leadership Roles

$130,000 Annual Cash Retainer	$180,000 Annual Equity(1)	$250,000 Non-Executive Chair of the Board Equity(2)	$25,000 Audit Committee Chair Cash Retainer	$20,000 Governance and Sustainability Committee Chair Cash Retainer

		$20,000 Compensation and Talent Management Committee Chair Cash Retainer	$20,000 Finance Committee Chair Cash Retainer
(1)Annual grant of fully-vested CSX common stock in the amount of $180,000 granted on February 14, 2023, with the number of shares based on the 30-day average closing price of CSX common stock preceding the date of grant.
(2)Annual grant of fully-vested CSX common stock in the amount of $250,000 granted on February 14, 2023, with the number of shares based on the 30-day average closing price of CSX common stock preceding the date of grant.
Each non-employee director was eligible to defer all or a portion of his or her director’s fees in 2023, including cash and equity compensation, under the CSX Directors’ Deferred Compensation Plan (the “Directors’ Plan”). Cash deferrals are credited to an unfunded account and invested in various investment choices or deferred as shares of CSX common stock. The investment choices parallel the investment options offered to employees under CSX’s 401(k) plan. Equity deferrals are automatically held as outstanding shares in a trust, with dividends credited in the form of additional shares.
Matching Gift Program and Other Benefits
Non-management directors may participate in the CSX Directors’ Matching Gift Program, which is considered an important part of CSX’s philanthropy and community involvement. CSX will match director contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 per non-employee director per year. During 2023, 18 philanthropic organizations collectively received $296,500 under our Directors’ Matching Gift Program.

51

Corporate Governance | Director Compensation
2023 Directors’ Compensation Table
The following table summarizes the compensation of each of the non-employee directors in 2023.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Donna M. Alvarado	130,000	178,831	—	308,831
Thomas P. Bostick	130,000	178,831	26,500	335,331
Steven T. Halverson	150,000	178,831	45,000	373,831
Paul C. Hilal	130,000	178,831	50,000	358,831
David M. Moffett	155,000	178,831	50,000	383,831
Linda H. Riefler	150,000	178,831	25,000	353,831
Suzanne M. Vautrinot	130,000	178,831	—	308,831
James L. Wainscott	130,000	178,831	50,000	358,831
J. Steven Whisler	150,000	178,831	50,000	378,831
John J. Zillmer	130,000	427,175	—	557,175
(1)Fees Earned or Paid in Cash – Includes a base cash retainer of $130,000 and any additional committee chair fees earned in 2023. Mr. Whisler elected to defer 100% of his cash retainers and fees in the form of CSX stock into the Directors’ Plan.
(2)Stock Awards – Amounts disclosed in this column are based on the February 14, 2023 grant date fair value of the annual stock grant to directors, and in the case of Mr. Zillmer, an additional grant for services as Non-Executive Chair of the Board, in each case calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The number of shares granted was based on an award of $180,000 or $250,000, as applicable, divided by the 30-day average closing price of CSX common stock preceding the date of grant. All such stock awards to directors vested immediately upon grant. The numbers of shares deferred by the directors into the Directors’ Plan that were outstanding as of December 31, 2023 (including reinvested dividends on such shares) were as follows:

Name	Stock Awards Deferred through the CSX Directors’ Deferred Compensation Plan
Donna M. Alvarado	314,628
Thomas P. Bostick	10,700
Steven T. Halverson	311,389
Paul C. Hilal	—
David M. Moffett	53,644
Linda H. Riefler	16,652
Suzanne M. Vautrinot	23,690
James L. Wainscott	—
J. Steven Whisler	31,785
John J. Zillmer	—
(3)All Other Compensation – Reflects Company matches under the CSX Directors’ Matching Gift Program, in the following amounts: $50,000 for each of Messrs. Hilal, Moffett, Wainscott and Whisler; $45,000 for Mr. Halverson; $26,500 for Mr. Bostick; and $25,000 for Ms. Riefler.
Stock Ownership Guidelines
Our Board of Directors has adopted stock ownership guidelines—contained in the CSX Corporate Governance Guidelines—to better align the interests of non-employee directors with the interests of shareholders. Specifically, within five years of election to the Board, a non-employee director is expected to acquire and hold an amount of CSX common stock equal in value to five times the amount of such non-employee director’s annual cash retainer. If the annual cash retainer increases, the non-employee directors will have five years from the time of the increase to acquire any additional shares needed to satisfy the guidelines. All non-employee directors who have served on the Board for five or more years since their election have held a sufficient number of shares to satisfy these guidelines.

2024 Proxy Statement	52

ITEM 2	Ratification of Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the Independent Registered Public Accounting Firm retained to audit the Company’s financial statements. Pursuant to this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the Independent Registered Public Accounting Firm’s qualifications, performance and independence. When considering the Independent Registered Public Accounting Firm’s independence, the Audit Committee specifically considers non-audit fees and services. Additionally, the Audit Committee periodically considers whether there should be a rotation of the Independent Registered Public Accounting Firm. Furthermore, in conjunction with the mandated rotation of the Independent Registered Public Accounting Firm’s lead engagement partner, the Audit Committee and its Chair were directly involved in the selection of the Independent Registered Public Accounting Firm’s lead engagement partner.
At the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP (“EY”) as the Company’s Independent Registered Public Accounting Firm to audit and report on CSX’s financial statements for the fiscal year ending December 31, 2024. EY or its predecessors have continuously served as the Company’s Independent Registered Public Accounting Firm since 1981. The Audit Committee and the Board of Directors believe that the continued retention of EY as the Company’s Independent Registered Public Accounting Firm is in the best interests of the Company and its shareholders.
Action by shareholders is not required by law in the appointment of the Independent Registered Public Accounting Firm. If shareholders do not ratify this appointment, however, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may appoint a different Independent Registered Public Accounting Firm at any time during the fiscal year if it is determined that such a change would be in the best interests of CSX and its shareholders.
EY has no direct or indirect financial interest in CSX or in any of its subsidiaries, nor has it had any connection with CSX or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Representatives of EY will participate in the Company’s Annual Meeting and will be afforded an opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

The Board unanimously recommends that the shareholders vote FOR this proposal.

53

Audit Matters | Fees Paid to Independent Registered Public Accounting Firm
Fees Paid to Independent Registered Public Accounting Firm
EY served as the Independent Registered Public Accounting Firm for the Company in 2023. The Audit Committee was responsible for the audit fee negotiations associated with the retention of EY. Fees paid to EY were as follows:

	2022	2023
Audit Fees: Includes fees associated with the integrated audit, testing internal controls over financial reporting (SOX 404), the reviews of the Company’s quarterly reports on Form 10-Q, statutory audits and other attestation services related to regulatory filings.	$3,643,000	$3,728,000
Audit-Related Fees: Includes audits of employee benefit plans and subsidiary audits.	$230,000	$242,000
Tax Fees: Includes fees for tax compliance and tax advice and planning.	$—	$—
All Other Fees: Includes fees for non-audit projects. The Audit Committee has concluded that the services covered under the caption “All Other Fees” are compatible with maintaining EY’s independent status.	$32,000	$34,000
Pre-Approval Policies and Procedures
The Audit Committee is responsible for the approval of all services performed by EY. The Chair of the Audit Committee has the authority to approve all engagements that will cost less than $250,000 and, in such cases, will report any pre-approvals to the full Audit Committee for ratification at its next scheduled meeting. All engagements expected to cost $250,000 or more require pre-approval of the full Audit Committee. In addition, it is Company policy that tax and other non-audit services should not equal or exceed base audit fees plus fees for audit-related services. In 2022 and 2023, all services performed by EY were pre-approved.

2024 Proxy Statement	54

The primary duties and responsibilities of the Audit Committee include:
■overseeing the Company’s accounting and financial reporting processes and the audits of the financial statements on behalf of the Board of Directors; and
■assisting the Board with oversight of:
(i)the integrity of the Company’s financial statements and accounting methodology;
(ii)the Company’s internal controls over financial reporting;
(iii)the Company’s business and enterprise risk management processes;
(iv)the Company’s compliance with legal and regulatory requirements;
(v)the independent auditors’ qualifications, independence and performance; and
(vi)the performance of the Company’s internal audit function.
Management has the primary responsibility for the preparation, presentation and integrity of the Company’s financial statements, establishing and maintaining effective internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited and interim financial statements, which included discussions on the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
During 2023, the Audit Committee was comprised solely of independent directors as defined by applicable NASDAQ listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. The members of the Audit Committee in 2023, together with appointment dates and meeting attendance, are set forth below:

Members	Committee Member Since	Attendance at Full Committee Meetings During 2023
David M. Moffett, Chair	May 2015	9/9
Donna M. Alvarado	August 2006	9/9
Steven T. Halverson	May 2009	9/9
Suzanne M. Vautrinot	December 2019	8/9
J. Steven Whisler	May 2011	9/9
The meetings of the Audit Committee are designed to facilitate and encourage communication among the Audit Committee, management, including the Company’s internal audit function, and the Company’s Independent Registered Public Accounting Firm. The Audit Committee discussed with the Company’s internal auditors and Independent Registered Public Accounting Firm the overall scope of and plans for their respective audits. The Audit Committee meets with the internal auditors and the Independent Registered Public Accounting Firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls over financial reporting and the overall quality of the Company’s financial reporting.
Each year, the Audit Committee evaluates the qualifications, performance and independence of the Company’s Independent Registered Public Accounting Firm, and determines whether to re-engage the current Independent Registered Public Accounting Firm. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the Independent Registered Public Accounting Firm and the Independent Registered Public Accounting Firm’s capabilities, technical expertise and knowledge of the Company’s operations and industry. Based on this evaluation, the Audit Committee has retained EY as the Company’s Independent Registered Public Accounting Firm for 2024. Although the Audit Committee has the authority to appoint the Independent Registered Public Accounting Firm, the Audit Committee intends to continue to recommend that the Board ask shareholders to ratify the appointment of the Independent Registered Public Accounting Firm at the Annual Meeting.
EY, the Company’s Independent Registered Public Accounting Firm for 2023, is responsible for expressing an opinion that: (i) the Company’s consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with generally accepted accounting principles in the United States; and (ii) the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2023.

55

Report of the Audit Committee
In this context, the Audit Committee has:
(i)reviewed and discussed with management the audited financial statements for the year ended December 31, 2023;
(ii)discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC;
(iii)discussed with EY Critical Audit Matters that arose during the year;
(iv)received from EY the written disclosures and the letter regarding auditors’ independence required by the applicable provisions of the PCAOB and discussed EY’s independence with them; and
(v)reviewed and discussed with management and EY the results of management’s assessment of the effectiveness of the Company’s internal control over financial reporting and EY’s audit of the Company’s internal control over financial reporting.
Based on its review and the discussions described above, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the 2023 Annual Report on Form 10-K for filing with the SEC.

David M. Moffett, Chair February 13, 2024	Donna M. Alvarado	Steven T. Halverson	Suzanne M. Vautrinot	J. Steven Whisler

2024 Proxy Statement	56

ITEM 3	Advisory (Non-Binding) Vote to Approve the Compensation of CSX’s Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Securities Exchange Act of 1934, CSX is providing shareholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of the Company’s named executive officers (the “NEOs”), which is disclosed pursuant to Item 402 of Regulation S-K and described in the CD&A section, the accompanying compensation tables and the related narrative disclosures in this Proxy Statement. Accordingly, the following resolution will be submitted for a shareholder vote at the Annual Meeting:
“RESOLVED, that the shareholders of CSX Corporation (the “Company”) approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative disclosure in the Proxy Statement.”
The Company currently holds an advisory vote on the compensation of the Company’s NEOs on an annual basis (in accordance with the results of the advisory shareholder vote held at the Company’s 2023 Annual Meeting to determine the frequency of an advisory vote on NEO compensation) and will continue to hold the vote annually until the next frequency vote is held (which is not required until 2029).
As described in the CD&A section of this Proxy Statement, the Company’s executive compensation program, featuring the specific modifications we implemented in direct response to shareholder feedback in 2022 and 2023, is designed to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value. The compensation program is structured to provide a competitive level of compensation necessary to attract, engage and reward talented and experienced executives and to motivate them to achieve short and long-term strategic goals. In order to align executive pay with the Company’s financial performance and the creation of sustainable long-term shareholder value, a significant portion of the compensation paid to our NEOs is allocated to performance-based, long-term equity incentive awards. The Company makes compensation payout decisions based on an assessment of the Company’s performance, as well as the performance of each NEO against goals that promote CSX’s success by focusing on shareholders, customers, employees and the communities in which we operate.
Shareholders are urged to read the CD&A section, the accompanying compensation tables and the related narrative disclosure in this Proxy Statement, which more thoroughly discuss the Company’s compensation policies and practices. The Compensation and Talent Management Committee and the Board of Directors believe that these policies and practices are effective in implementing the Company’s overall pay-for-performance compensation philosophy and are reflective of shareholder interests.
While this advisory vote is required by law, it will neither be binding on the Company, the Compensation and Talent Management Committee or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duties on, the Company or the Board. The Board and the Compensation and Talent Management Committee will consider the outcome of the vote when developing the future executive compensation program. The Company currently intends to hold the next advisory (non-binding) vote to approve NEO compensation at its 2025 Annual Meeting.

The Board unanimously recommends that the shareholders vote FOR this proposal.

57

We, the Compensation and Talent Management Committee (the “Committee”), are dedicated to fostering a pay-for-performance culture that attracts and retains outstanding talent as we seek to be the best-run railroad in North America while delivering outstanding customer service. Our shareholders are our partners in this endeavor and we remain committed to ongoing engagement and providing clear explanations of the Company's executive compensation and talent management programs. A critical goal throughout our decision-making process is to actively listen to what our stakeholders have to say.
As detailed in our 2022 and 2023 Proxy Statements, we have made a concerted effort to communicate with shareholders in recent years to address any concerns they may have regarding our executive compensation program. We are thankful for this dialogue. The feedback we received reinforces our belief in “pay-for-performance,” where the right incentives drive actions that lead to the Company's success and create lasting value for our shareholders. Our job is to routinely review and update the compensation program to make sure it aligns with our objectives, fits the Company strategy and follows best governance practices. Shareholder insights play a vital role in this review process.
Regarding talent management, we have closely examined employee feedback—including input provided through the Company’s employee surveys—to gauge the pulse of our cultural priorities. We cannot overstate how important this employee feedback is. Culture is central to strategy at CSX. We firmly believe that a strong corporate culture not only promotes employee health, safety and well-being, but also inspires employees to deliver great service to our customers, creating value for all of our stakeholders.
In 2023, we were keenly focused on gathering and reflecting on feedback from our many stakeholders. We listened, making changes where necessary and supporting the Company as it continues to create long-term value through our compensation and talent management programs. The Company remains committed to its tried-and-tested operating model centered around service, efficiency, safety and people to drive profitable growth, leading to solid results last year as detailed in the CD&A section below. Our commitment to ongoing stakeholder engagement is unwavering.
Incentivizing Growth
The Committee oversees the Company's compensation strategy and policies. Over time, we have developed an executive compensation program that effectively attracts and rewards executives for exceptional performance that creates shareholder value. The program reinforces our culture of pay-for-performance, ensuring a significant part of each executive's total earnings are tied to their results. We have also introduced incentive plans with ambitious goals to drive strong financial performance, promote sustainable growth and reflect our environmental, social and governance (ESG) strategy and our shareholders' ESG expectations.
Our shareholders told us they support our compensation philosophy and program design, but have questions about certain benchmarks in our incentive plans, especially how they encourage growth. To that end, we have prioritized providing more transparent communication—particularly regarding Economic Profit (formerly called CSX Cash Earnings or CCE), a measure designed to inspire investment in profitable growth projects. This factor traditionally has had a direct, strong correlation to increased stock value. We will continue evaluating the suitability of our incentive plan measures and maintain open communication about these measures.
In addition, we have made changes to our short-term incentive plan for executives, adding more precision to how we evaluate each executive's performance. We have replaced operating ratio with operating margin within our short-term incentive compensation plan, effective for 2024. This shift is meant to foster a mindset geared towards growth by focusing on improving profit margins through service-oriented business strategies, while still being mindful of costs and asset usage. We want to emphasize great customer service, together with cost control and effective use of assets, as the keys to higher profitability.
For over a decade, our short-term incentive plan has allowed us to adjust bonus payouts up or down based on how well we think someone has done their job. After our 2022 Annual Meeting, we had in-depth discussions with our shareholders about this plan and the use of discretionary adjustments based on individual performance. Prompted by these discussions, we decided that these discretionary adjustments should only happen under extraordinary circumstances. We strengthened the process we use to decide whether to adjust a bonus payout. We are making sure it takes into account truly remarkable achievements against the goals we set at the start of the year, as well as any other exceptional contributions that help create value for our shareholders, benefit our customers and improve our workplace culture, and we commit to providing clear disclosure when such determinations are made. After evaluating performance, we did not make any individual performance adjustments to the bonus payouts for 2023 for any NEO.
We hope these changes, along with our continued discussions with our shareholders and the additional information we are providing below in the CD&A section, show how much we value our shareholders' feedback. You can share your thoughts with the Committee anytime by writing to the Corporate Secretary at CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202.

2024 Proxy Statement	58

Letter from the Compensation and Talent Management Committee
Talent Strategy
The Committee also oversees CSX’s workforce and human capital strategies. This involves a range of initiatives, from hiring and retention to career progression, creating a healthy workplace culture and ensuring the organization runs effectively. We recognize that our success is closely linked to our ability to attract and retain talented individuals who are committed to our corporate goals.
We are committed to building competitive compensation packages and rewarding career opportunities, all within a supportive and inclusive environment. Our core initiatives include offering quality employee benefits, fostering professional development, championing diversity, equity and inclusion (DEI), responsive and active engagement with employees and amplifying our positive impact on the communities we serve.
Our ongoing dedication to these areas is critical for nurturing a ONE CSX culture, one that drives employee engagement, excellence and a broad sense of belonging. Our aim is to cultivate a team that values collaboration and open communication across every level and role, enhancing the work experience for everyone. It is essential to our strategy for providing great customer service.
A cornerstone of our cultural efforts is routine employee surveys. These are vital for assessing employee sentiments and identifying opportunities for improvement. We take this feedback seriously, and it plays a huge part in shaping the talent management program and nurturing cultural transformation.
Transformative Leadership
Drawing on insights from Company surveys and other key indicators, the Committee recognized in 2022 that CSX needed a dynamic and transformative business and cultural leader, and leveraging the strong talent strategy, Joe Hinrichs was brought onboard as President and CEO.
When Mr. Hinrichs took the reins of CSX in September 2022, the Company was confronting a major labor union dispute and business model challenges. The threat of the first significant rail strike in two decades was imminent, customer service metrics were dismal and employee morale was low. Despite being new to the organization, Mr. Hinrichs was tasked by the Board to promptly rectify these issues.
Under Mr. Hinrichs' leadership, CSX has made extraordinary strides in the 18 months that followed. One of his most notable achievements was addressing the contentious issue of paid sick leave, which had been a sticking point during national bargaining rounds. Mr. Hinrichs personally met with union leaders to devise solutions that would offer craft employees paid sick days. This initiative led to agreements between CSX and unions representing the majority of the Company's union-represented employees. Multiple railroads have followed suit and reached similar agreements.
Furthermore, Mr. Hinrichs worked towards improving the work experience and quality of life for front-line employees by modifying punitive provisions in CSX’s Attendance Policy. The revised policy is more flexible, allowing employees opportunities to improve their records before facing disciplinary actions or dismissal.
Mr. Hinrichs also prioritized enhancing customer service. Under his leadership, CSX transformed into the rail service industry leader, as affirmed by customers and the Surface Transportation Board (the “STB”). The STB released CSX from the supplemental weekly reporting requirement in May 2023, acknowledging the Company's improved service reliability and consistency in meeting performance and labor force targets. CSX remains the only Class I railroad exempt from this requirement and has been recognized by numerous sources for its superior service performance.
Employee engagement and trust is showing a marked improvement under Mr. Hinrichs' leadership, largely attributed to his efforts in fostering the evolution of the ONE CSX culture. CEO approval ratings on Glassdoor increased from 30% to 72%, and CSX Employee Survey Net Promoter Scores improved by 10 points from March 2022 to March 2023. Mr. Hinrichs' regular, unannounced visits to CSX rail yards, where he informally engages with employees to understand their workplace experience, has been welcomed and is a critical ingredient contributing to this positive change.
Despite a downturn in industrial production, CSX was the only Class I railroad to grow merchandise volume in 2023, thanks to the service improvements initiated by the ONE CSX team. His business acumen and attuned leadership earned him the Transportation Leader of the Year award from the North East Association of Rail Shippers (NEARS) in his first year at CSX. Additionally, CSX received the inaugural W.F. Thompson Award for Class I Operating Performance from Loop Capital in 2023.
Moreover, CSX's stock price has seen an impressive increase of over 33% from market close on the last business day before Mr. Hinrichs’ effective start date of September 26, 2022 to market close on February 15, 2024, reflecting the confidence of investors in our strategic direction. The CSX team continues to exceed expectations, delivering robust operational performance, unparalleled customer service and marked improvements in safety standards. Simultaneously, the Company is advancing its exciting cultural transformation within the Company.
The Board of CSX acknowledges the significant strides made under Mr. Hinrichs’ visionary leadership. In recognition and appreciation, we recommended—and the Board approved on February 16, 2024—an increase of his target compensation by 15%, the vast majority of which is structured in the form of performance-based incentives. We look forward to seeing CSX reach new heights under his guidance in the coming years.

59

The Compensation and Talent Management Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based on its review and these discussions, the Compensation and Talent Management Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement and incorporated by reference in the 2023 Annual Report on Form 10-K for filing with the SEC.

Steven T. Halverson, Chair March 25, 2024	Donna M. Alvarado	Linda H. Riefler	James L. Wainscott	John J. Zillmer

2024 Proxy Statement	60

This CD&A section describes the structure of, and rationale for, our executive compensation program and provides important insights into the Committee’s processes for determining this structure. To enable easier navigation, we have organized the CD&A disclosure into the following sections:

Table of Contents
Key Business Highlights for 2023	62

Say on Pay and Shareholder Engagement	63

Compensation Program Objectives and Design	64

Elements of the Company’s 2023 Executive Compensation Program	68

Compensation Decisions	71

2023 Base Salary	76

Short-Term Incentive Compensation	76

2024 Management Incentive Compensation Plan Design	78

Long-Term Incentive Compensation	79

Employment Agreements	85

Benefits	86

61

Compensation Discussion and Analysis | Key Business Highlights for 2023
Key Business Highlights for 2023
Throughout 2023, CSX demonstrated reliable, industry-leading network performance, which allowed the Company to deliver solid operational and financial results. CSX shipped 6.1 million units of freight in 2023 and delivered operating income of $5.6 billion, an 8% decline from the prior year, and earnings of $1.85 per share, a decrease of 5% compared to 2022. While Merchandise and Coal volumes demonstrated solid growth for the year, CSX was affected by a decline in intermodal storage revenue, reduced fuel surcharge, lower global benchmark coal prices and a decrease in intermodal volumes. Operating income last year also included $144 million in gains from the property sale agreement with the Commonwealth of Virginia.
CSX generated $3.3 billion of free cash flow in 2023, which the Company used for continued investment in the Company’s essential infrastructure, including track, bridges and signals, as well as locomotive rebuilds, new freight cars and high-return strategic growth projects. Total capital expenditures reached $2.3 billion last year, reflecting an increase of approximately $150 million from 2022. CSX also returned $4.4 billion in capital to shareholders in the form of stock repurchases and dividends.

Operating Income
Dollars in Millions

$6,000
$4,500
$3,000
$1,500
$0
$4,965
$4,362
$5,590
$6,023
$5,561
2019
2020
2021
2022
2023

Fully-Diluted Earnings Per Share

$3
$2.5
$2
$1.5
$1
$0.5
$0
$1.39
$1.20
$1.68
$1.95
$1.85
2019
2020
2021
2022
2023

Note: All prior period EPS data has been retroactively adjusted to reflect the impact of the three-for-one split of the Company’s common stock in the form of a stock dividend effective June 28, 2021.
Our key business achievements for the year reflected the strong advancements made as the ONE CSX team focused on driving steady progress towards delivering sustainable, profitable growth that benefits all of our stakeholders. These key achievements included:

Improved safety performance Positive trends in both accident and injury rates led to better, safer performance compared to 2022	Consistent, industry-leading service metrics Our customers are benefiting from quicker cycle times and increased productivity	Merchandise volume growth Business wins and truck conversions drove volume growth ahead of industrial production

Effective alignment between commercial and operational teams Sales and operations are working hand-in-hand to improve the customer experience	Tangible cultural transformation Our employees see and feel the progress made towards greater transparency, trust and engagement via employee survey results
Looking forward into 2024, we are encouraged by the expanding number of market opportunities we are developing across our customer base as they respond favorably to our consistent service and improving operational efficiency.

2024 Proxy Statement	62

Compensation Discussion and Analysis | Say on Pay and Shareholder Engagement
Say on Pay and Shareholder Engagement
The Committee takes seriously its responsibility to review and consider the results of the Company’s most recent “Say-on-Pay” vote, as well as any other feedback garnered through shareholder outreach and engagement initiatives. More insight on the Committee’s perspective on this responsibility is provided in the Letter from the Compensation and Talent Management Committee above.
Following the voting results of our 2022 “Say-on-Pay” proposal and intensive shareholder outreach and engagement efforts focused heavily on our executive compensation program, the Committee oversaw the design of specific actions to be taken in response to key shareholder concerns. We directly discussed these responsive actions with many of our shareholders and extensively disclosed them in the CD&A section of our 2023 Proxy Statement. As such, we are encouraged with the increased shareholder support that our Say-on-Pay proposal received at our 2023 Annual Meeting—up approximately 40% year-over-year, with around 90% support.
Nonetheless, throughout 2023 and into early 2024, we continued to proactively review our executive compensation program for further enhancements and engage with our shareholders relatedly. Though executive compensation was certainly an area of focus in the Company’s 2023-2024 shareholder outreach and engagement efforts, such efforts were very broad and covered several important topics. Accordingly, comprehensive detail on these efforts, respective shareholder feedback and our response is provided in the “Shareholder Outreach and Engagement” subsection of the “Corporate Governance” section above beginning on page 48 of this Proxy Statement. We strongly encourage you to review this subsection for a more fulsome perspective on our robust shareholder outreach and engagement program.
Information on our 2023-2024 shareholder outreach and engagement efforts focused on our executive compensation program is provided in the table below.

Shareholder Feedback	Action Taken by the Committee
Continued questions around certain performance measures in our incentive plans, including on how these measures motivate growth	•Increased the weighting of performance units from 50% to 60% in our long-term incentive plan

•Committed to more fulsome and specific disclosure of our incentive plans performance measures, particularly CSX Cash Earnings, or CCE, now called Economic Profit
•Committed to monitoring the appropriateness of Economic Profit (formerly called CSX Cash Earnings or CCE) in driving strong financial results in achieving sustainable growth

•In 2024, replaced operating ratio with operating margin in our short-term incentive compensation plan to support a growth mindset with focus on continued improvement

•Introduced additional rigor in evaluating an executive’s individual performance in our short-term incentive compensation plan to ensure that it evaluates truly exceptional achievement against pre-established performance goals set at the beginning of the year, as well as other outstanding accomplishments that might impact shareholder value creation, our customers and employee culture

63

Compensation Discussion and Analysis | Compensation Program Objectives and Design
Compensation Program Objectives and Design
Objectives of CSX’s Executive Compensation Program
The primary objectives of the Company’s executive compensation program are to:
■attract, engage and reward executives for extraordinary results that create shareholder value;
■reinforce a pay-for-performance culture with a significant portion of each NEO’s total compensation at-risk; and
■implement short and long-term incentive plans with stretch targets that drive strong financial results in achieving sustainable growth and take into account our ESG strategy and the ESG expectations of our shareholders.
Alignment with Leading Governance Practices
The Committee has established an executive compensation program that incorporates leading governance practices. Highlighted below are our executive compensation practices that drive performance and support strong corporate governance.

CSX Executive Compensation Practices Include:
■Strong pay-for-performance alignment
■Significant percentage of executive compensation that is performance based
■Performance measures with stretch targets that are highly correlated to shareholder value creation
■Short-term incentive compensation plan that contains financial, safety, operational and environmental goals
■Inclusion of multiple financial measures in short and long-term incentive plans
■Use of payout caps on short and long-term incentives
■Robust performance management and goal setting processes for the CEO and Executive Vice Presidents
■Engagement of an independent compensation consultant to review our executive compensation program and perform an annual risk assessment
■Significant share ownership requirements for Vice President-level executives and above and non-employee directors
■Double trigger in change-of-control agreements for severance payouts (i.e., change of control plus termination)
■Clawback provisions in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft or misconduct, beyond those required under SEC and NASDAQ rules
■Annual “Say-on-Pay” vote

CSX Executive Compensation Practices Do NOT Include / Allow:
■Re-pricing of underwater options without shareholder approval
■Excise tax gross-ups
■Recycling of shares withheld for taxes or exercise price
■Hedging or pledging of CSX common stock
■Vesting of equity awards with less than a one-year period
■Encouraging unreasonable risk taking

Factors Considered in Determining Executive Compensation
The Committee annually evaluates competitive market data for the NEOs, including base salary and short and long-term incentives, with that of similar positions at general industry companies and peer railroads that are part of an established comparator group for executive compensation purposes (the “Comparator Group”). The Committee considers the following factors, among others, in evaluating target compensation levels:
■effectiveness in developing and implementing the Company’s business strategy to support financial and operating performance;
■contribution to the Company’s financial and operating results;
■individual performance, criticality of the role and the NEO’s experience;
■leadership and the executive’s contribution to creating an employee culture that aligns with transformational business goals and reinforces the Company’s guiding principles; and
■nature, scope and level of the executive’s responsibilities internally relative to other executives and externally based on the Comparator Group.

2024 Proxy Statement	64

Compensation Discussion and Analysis | Compensation Program Objectives and Design
In keeping with past practices, and in consultation with its independent compensation consultant, Pay Governance, LLC, the Committee developed the Comparator Group for 2023, which was comprised of 20 primarily U.S.-based companies and North American railroads, to help shape our executive compensation decisions. The Committee annually assesses and approves the Comparator Group to ensure that it reflects market characteristics comparable to those of the Company, including revenue, assets, net income, market capitalization, number of employees, industry type and business complexity. In addition, the Committee reviews the degree of overlap with peer companies identified by the proxy advisory firms ISS and Glass Lewis.
As a result of its review, the Committee approved the following Comparator Group for 2023 compensation purposes, including the removal of Dominion Energy, Inc., Kansas City Southern and Southern Company and the addition of Eaton Corporation, Parker-Hannifin Corporation and Wabtec Corporation. These new companies were chosen given their industrial nature and high capital intensity, similar to CSX. The Company recruits for executives with skills from similar companies.
2023 COMPARATOR GROUP

■Air Products and Chemicals, Inc. (NYSE: APD)
■Canadian National Railway Company (NYSE: CNI)
■Canadian Pacific Kansas City Limited (NYSE: CP)
■Eaton Corporation (NYSE: ETN)
■Ecolab Inc. (NYSE: ECL)
■Emerson Electric Co. (NYSE: EMR)
■FedEx Corporation (NYSE: FDX)
■Fortive Corporation (NYSE: FTV)
■Illinois Tool Works Inc. (NYSE: ITW)
■Norfolk Southern Corporation (NYSE: NSC)

■Parker-Hannifin Corporation (NYSE: PH)
■PPG Industries, Inc. (NYSE: PPG)
■Republic Services, Inc. (NYSE: RSG)
■Schlumberger Limited (NYSE: SLB)
■The Williams Companies, Inc. (NYSE: WMB)
■Trane Technologies plc (NYSE: TT)
■Union Pacific Corporation (NYSE: UNP)
■United Parcel Service, Inc. (NYSE: UPS)
■Wabtec Corporation (NYSE: WAB)
■Waste Management, Inc. (NYSE: WM)

Market Capitalization as of December 31, 2023 (in millions)

Market Capitalization
$68,512
$60,017
$67,148
$55,000
$60,000
$65,000
$70,000
$75,000
$80,000
CSX
Median
Mean

Revenue as of Fiscal Year-End 2023 (in millions)

Revenue
$14,657
$15,714
$23,562
$0
$5,000
$10,000
$15,000
$20,000
$25,000
CSX
Median
Mean

65

Compensation Discussion and Analysis | Compensation Program Objectives and Design
Role of the Independent Compensation Consultant
Pursuant to its charter, the Committee has sole authority to select, retain and terminate any consultant used to assist the Committee in fulfilling its duties. The Committee has retained independent compensation consultant, Pay Governance, LLC (the “Consultant”), to provide objective analysis and to assist in the evaluation and development of the Company’s executive compensation program. The Consultant reports directly to the Committee Chair, and attends all meetings where the Committee evaluates the overall effectiveness of the executive compensation program and analyzes or approves executive compensation. The Consultant is paid on an hourly fee basis, with such hourly rates approved by the Committee annually.

The Consultant’s Role and Responsibilities
■Analyze competitive practices, financial information, total shareholder return and other performance data in relation to the Company’s executive compensation philosophy and program
■Review compensation governance practices, including by performing an annual risk assessment related to the Company’s executive compensation program
■Review performance targets and assess performance against targets for the Company’s short and long-term incentive plans to determine alignment and ensure they drive appropriate behavior
■Benchmark executive and director compensation
■Assess short and long-term incentive plan design in the context of the Company’s business goals, shareholder value creation, employee engagement and market and governance practices
■Provide regular updates to the Committee with respect to current trends and developments in legislative and regulatory activity, executive compensation program design and governance
■Assist in the development of the executive compensation comparator group each year
■Consult with the Committee Chair to plan and prioritize Committee agenda items

The Committee reviews the performance and independence of the Consultant on an annual basis, at which time it decides whether to renew the Consultant’s annual engagement. Each year, the Committee considers all appropriate information relating to the independence of the Consultant and its professionals involved in the work performed for, and advice provided to, the Committee. In 2023, the Committee determined that: (i) the relationships and work of the Consultant and their professionals did not present any conflict of interest; and (ii) the Consultant and their professionals were independent for the purpose of providing advice to the Committee with respect to matters relating to the compensation of the executives and non-employee directors of the Company.

2024 Proxy Statement	66

Compensation Discussion and Analysis | Compensation Program Objectives and Design
Compensation Risk Evaluation and Mitigation
The Committee believes an appropriately structured executive compensation program should take into consideration enterprise risks and discourage behavior that leads to inappropriate increases in the Company’s overall risk profile. Accordingly, the Committee, with the help of its Consultant, regularly reviews the Company’s enterprise risks and executive compensation program to consider whether the plans motivate appropriate behaviors and mitigate unnecessary or excessive risk taking.
Each year, the Committee reviews a risk assessment prepared by management and independently by the Consultant that focuses on the structure, key features and risk-mitigating factors included in the Company’s executive compensation program. This risk assessment:
■describes the process for establishing the Company’s executive compensation program;
■reviews potential risks and mitigating factors related to the Company’s executive compensation program;
■analyzes the relationship between the executive compensation program and the Company’s risks identified through the Company’s enterprise risk management process; and
■when appropriate, provides recommendations for potential enhancements to further mitigate executive compensation risks.
The risk assessment, which includes a summary of all executive compensation elements and total rewards, helps the Committee evaluate: (i) the nature of the risks inherent in the Company’s executive compensation program; and (ii) whether the Company has designed and implemented appropriate risk management processes that foster a culture of risk-awareness.
In 2023, this assessment led to a conclusion by management, which was affirmed by the Consultant, that the Company’s executive compensation program was appropriately designed to mitigate compensation risk. As a result, the Committee believes that any risks arising from its executive compensation policies and practices are not likely to have a material adverse effect on the Company.

Executive Compensation Program Features that Serve to Mitigate Risk
■Compensation is appropriately balanced between: (i) fixed and variable compensation; and (ii) short and long-term incentives
■Significant weighting towards long-term incentive compensation discourages short-term risk taking
■Long-term incentive plans utilize performance units, non-qualified stock options and restricted stock units with overlapping vesting periods for outstanding plan cycles
■Performance measures for short and long-term incentive awards reinforce the Company’s business goals
■Clawback provisions in short and long-term incentive plans based on a financial restatement or behavioral triggers such as dishonesty, fraud, theft or misconduct, beyond those required under SEC and NASDAQ rules
■Financial performance measures have a strong correlation to long-term shareholder value creation
■Multiple financial performance measures in the short and long-term incentive plans provide a balanced approach and limit specific focus and behaviors to enhance results related to a single metric
■Short and long-term incentive awards include maximum payout caps
■Internal controls over the measurement and calculation of performance measures protect data integrity
■Share ownership guidelines reinforce alignment of executive and shareholder interests

67

Compensation Discussion and Analysis | Elements of the Company's 2023 Executive Compensation Program
Elements of the Company’s 2023 Executive Compensation Program
The Committee makes its decisions concerning the specific compensation elements and total compensation paid or awarded to the Company’s NEOs within the executive compensation framework. The objective is to provide total rewards opportunities that are competitive with those offered by companies in the Comparator Group and that appropriately incentivize individual performance and drive shareholder value creation.
The actual amount of incentive compensation paid is dependent upon both the achievement of Company performance goals and individual performance. The Committee reviews the goals, performance and accomplishments of each NEO annually to ensure incentive payouts are consistent with the Company’s overall performance and business objectives.

Pay Element	Form	Performance	Objective
Salary	Cash	Based on assessment of each NEO’s scope of responsibilities, individual performance, experience and contribution and market data	Recruit, engage and retain talented, high-performing executives
At-Risk Compensation
Short-Term Incentives	Cash
The Company’s performance measures for the 2023 Management Incentive Compensation Plan (“MICP”) and weightings at target are:
■Operating Income (30%)
■Operating Ratio (30%)
■Initiative-based Revenue Growth (10%)
■Safety (10%) – Personal Injury and Train Accident Rates
■Fuel Efficiency (10%)
■Trip Plan Compliance (10%)
Under the MICP, there is an individual performance modifier, which gives discretion to reward extraordinary performance. For the CEO and each of the Executive Vice Presidents, the MICP provides up to a 1.5x modifier, with a maximum total payout of up to 250% of the NEO’s Target Incentive Opportunity.
Motivate and reward executives and eligible employees for driving Company performance within a one-year period
Long-Term Incentives	■Performance Units (60%) ■Non-qualified Stock Options (20%) ■Restricted Stock Units (20%)
The performance measures and weightings for the performance units issued as part of the 2023–2025 Long-Term Incentive Plan (“LTIP”) are:
■Average Annual Operating Income Growth Rate (50%)
■Economic Profit (formerly called CSX Cash Earnings or “CCE”) (50%)
Performance Units are subject to a formulaic linear Relative Total Shareholder Return modifier of +/- 25% up to 250% maximum payout allowed should the financial metrics achieve maximum performance
Non-qualified Stock Options vest ratably over three years and only have value if the price of CSX’s common stock increases after grant
Restricted Stock Units vest ratably over three years
Motivate and reward executives to drive strategic initiatives that create shareholder value over a three-year period

2024 Proxy Statement	68

Compensation Discussion and Analysis | Elements of the Company's 2023 Executive Compensation Program
The Company also provides retirement and other health and group benefits, a non-qualified deferred compensation plan and limited perquisites. The NEOs generally participate in the same benefits programs as all eligible management employees.
The performance metrics included in the 2023 short and long-term incentive plans not only align to the overall objectives of the executive compensation program, but also support the Company’s continued focus on sustainable growth and shareholder value creation.

2023 Incentive Plan Award	Performance Metric	Metric Weight	How Metric Supports Sustainable Growth
2023 Short-Term Incentive Plan (MICP)	Operating Income	30%	■Used to gauge the general health of the Company and to quantify operating profit margin ■Aligns with the Company’s objective of profitable growth
	Operating Ratio	30%	■Key indicator of the Company’s efficiency ■Encourages the Company to deliver results that grow the business while optimizing assets
	Initiative-based Revenue Growth	10%	■Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ■Directly supports profitable growth by driving operating income
	Safety	10%
■Reinforces the critical importance of ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate
■Consists of FRA Personal Injury Rate (5%) and FRA Train Accident Rate (5%)

	Trip Plan Compliance	10%	■Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ■Focuses on reliable and accurate service for customers
	Fuel Efficiency	10%	■Indicates the Company’s fuel productivity over the distance traveled ■Supports environmental stewardship by reducing carbon emissions
2023-2025 Long-Term Incentive Plan (LTIP)	Average Annual Operating Income Growth Rate	50%	■Measures the average increase in operating income for each year of the LTIP cycle ■Aligns with the Company’s objective of profitable growth
	Economic Profit (CCE)	50%
■Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
■Encourages investments in growth projects that earn more than an expected rate of return

	Relative Total Shareholder Return	Modifier of +/- 25% up to 250% maximum payout	■Designed to appropriately align NEO payouts with share price performance relative to the Standard and Poor’s 500 (“S&P 500”) Industrials Index companies

69

Compensation Discussion and Analysis | Elements of the Company's 2023 Executive Compensation Program
2023 Target Compensation Mix for the CEO and Other NEOs
The Company’s executive compensation philosophy requires that a substantial portion of total compensation be at-risk and consist of performance-based incentives that are linked to CSX’s financial and operating results. In addition, the Committee strives to provide an appropriate balance between short and long-term incentive compensation. The mix between fixed and variable or at-risk compensation and short and long-term incentive compensation is designed to align the NEOs’ financial incentives with shareholder interests. The target compensation mix for each of the NEOs is shown below. In 2023, the percentage of Mr. Hinrichs’ total target compensation that was variable and at-risk was 75% and the average for the other NEOs was approximately 70%. The percentage of variable or at-risk compensation is calculated as the sum of the target amount of short-term incentives, performance units granted and stock options granted divided by the total target compensation.

Joseph R. Hinrichs	Sean R. Pelkey	Kevin S. Boone

President and Chief Executive Officer	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Commercial Officer

Stephen Fortune	Nathan D. Goldman	Jamie J. Boychuk

Executive Vice President and Chief Digital & Technology Officer	Executive Vice President, Chief Legal Officer and Corporate Secretary	Former Executive Vice President – Operations

Salary	Cash-based Short-term Incentives	Performance Units

Non-qualified Stock Options	Restricted Stock Units

2024 Proxy Statement	70

Compensation Discussion and Analysis | Compensation Decisions
2023 Compensation Decisions
CSX provides competitive total compensation opportunities in line with similar Comparator Group companies with a focus on pay-for-performance and shareholder value creation. All compensation decisions for the CEO are made by the non-management members of the Board, and all compensation decisions for the other NEOs are made by the Committee in consultation with the CEO. This rigorous review process is designed to ensure that executive compensation reflects considerations based on market practice, internal equity and the business needs of CSX.
In September 2022, the Board appointed Mr. Hinrichs as President and CEO to continue driving the Company’s growth and delivering for our shareholders, based on his proven and relevant track record around operational excellence, serving customers and building a company culture of trust and strong employee engagement. The Committee approved an overall compensation package for Mr. Hinrichs intended to strike the appropriate balance of fairly compensating him relative to peers, the Comparator Group and other S&P 500 CEOs, while aligning with shareholder expectations.
To better demonstrate and provide support for our 2023 compensation decisions, the scorecards below include biographical information and career highlights for each NEO, along with their respective 2023 accomplishments and an overview of their actual compensation. Unlike the charts above, which show the target compensation mix for each of the NEOs, the actual compensation charts below include 2023 base salary earnings, 2023 MICP payouts based on Company and individual performance and long-term incentives (“LTIs”) granted in 2023. The percentage of LTIs that is performance based is calculated by the amount of performance units granted divided by the total LTI awards granted.

71

Compensation Discussion and Analysis | Compensation Decisions

	Joseph R. Hinrichs, 57 President and Chief Executive Officer Tenure 1.5 years		Sean R. Pelkey, 44 Executive Vice President and Chief Financial Officer Tenure 18.7 years

Responsibilities		Responsibilities

Mr. Hinrichs joined CSX in September 2022 as President and Chief Executive Officer. Mr. Hinrichs has more than 30 years of experience in the global automotive, manufacturing operations and energy sectors. Prior to joining CSX, he served as President of Ford Motor Company’s automotive business. He began his career with General Motors in 1989 as an engineer and quickly ascended into management. Between management roles at Ford and General Motors, Mr. Hinrichs oversaw investments in small entrepreneurial businesses for Ryan Enterprises, a private equity firm. Mr. Hinrichs brings to CSX a commitment to operational excellence, experience building global businesses through investment in people and culture and a deep understanding of balancing safety and efficiency in a complex industry.
		Mr. Pelkey was named Vice President and Acting Chief Financial Officer in June 2021, and promoted to Executive Vice President and Chief Financial Officer in January 2022. In this role, he is responsible for all financial aspects of the Company’s business, including financial and economic analysis, accounting, tax, treasury and purchasing activities. Mr. Pelkey has more than 18 years of experience in finance, investor relations and financial planning. Since joining CSX in 2005, he has held a variety of finance management roles, including Vice President – Finance and Assistant Vice President of Capital Markets, as well as several director and managerial roles in investor relations, financial planning and IT finance.
2023 Accomplishments		2023 Accomplishments

■Advanced ONE CSX culture, including implementing recurring employee engagement surveys, holding all-employee quarterly town halls, supporting Business Resource Groups (BRGs) and increasing employee participation in community and CSX-sponsored events. Results include an increase in the CSX employee trust score, Glassdoor improved rankings and being named one of America’s Greatest Workplaces for Diversity by Newsweek and Best Place to Work for Disability Inclusion by Disability:IN.
■Drove strategies to create long-term and profitable business, including merchandise, intermodal initiatives, TRANSFLO and completion of the integration of Pan Am.
■Drove operational improvements including Total Trip Plan Compliance YoY improvement of 20%, Network Velocity YoY improvement of 12%, Network Dwell YoY improvement of 17% and Customer Switch Performance YoY improvement of 12%.
■Lowest number of personal injuries among the Class I railroads but reaffirmed the need to further enhance safety training and diligence for all employees in light of three employee fatalities in 2023.
■Successfully negotiated leading edge paid sick time benefits policies for employees who are covered under a collectively bargained agreement.

■Delivered $220 million of direct value across departments, including tax and insurance program efficiencies, interest rate swaps and procurement activities on goods and services.
■Facilitated a working team towards the production of hydrogen locomotives at our Huntington location and secured a deal to operate battery-electric locomotives at our Port of Baltimore location.
■Repositioned cash during the regional banking scrutiny to mitigate CSX risk, along with extending the Company’s credit facility for another five years to ensure access to liquidity if needed during highly disruptive events.
■Helped foster a more cohesive ONE CSX culture within the Finance organization and the broader Company through a series of strategic grassroots initiatives aimed at increasing collaboration, employee development and community involvement.

2023 Actual Compensation		2023 Actual Compensation

Base Salary:	$1,400,000	Base Salary:	$660,000
Annual Bonus Earned:	$2,415,000	Annual Bonus Earned:	$759,000
Long-Term Incentives Granted:	$10,000,035	Long-Term Incentives Granted:	$2,325,019
Total Actual Compensation:	$13,815,035	Total Actual Compensation:	$3,744,019
60% of 2023 LTIs granted were performance based		60% of 2023 LTIs granted were performance based

2024 Proxy Statement	72

Compensation Discussion and Analysis | Compensation Decisions

	Kevin S. Boone, 47 Executive Vice President and Chief Commercial Officer Tenure 6.5 years		Stephen Fortune, 54 Executive Vice President and Chief Digital & Technology Officer Tenure 2.0 years

Responsibilities		Responsibilities
Mr. Boone has served as Executive Vice President and Chief Commercial Officer since June 2021. In this role, he is responsible for developing and implementing the Company’s commercial strategy. Mr. Boone previously served as Executive Vice President and Chief Financial Officer from October 2019 until June 2021. Mr. Boone has more than 20 years of experience in finance, accounting, mergers and acquisitions and transportation performance analysis. He joined CSX in September 2017, as Vice President – Corporate Affairs, and was later named Vice President – Sales & Marketing leading research and data analysis to advance growth strategies for CSX.		Mr. Fortune joined CSX in April 2022 as Executive Vice President and Chief Digital & Technology Officer. Mr. Fortune is responsible for leading CSX’s technology strategy development and implementation and supporting business growth through innovative digital solutions, as well as overseeing all aspects of the Company’s information technology systems operations. Mr. Fortune brings decades of experience as a corporate technology leader. Prior to CSX, he served 30 years at BP, most recently as Chief Information Officer of the global BP Group. He began his BP career as a chemical and process engineer before moving into operations management and transitioning into information technology in 2003.
2023 Accomplishments		2023 Accomplishments

■Exceeded total revenue plan, including growing line-haul revenue by almost $500 million, despite international headwinds impacting the Company’s export coal rates and international intermodal volume.
■Significant wins across multiple lines of business, including TRANSFLO, Westrock, LyondellBasell, multiple LPG customers, multiple automotive manufacturers and domestic intermodal partners.
■TDSI AAR audit scores continue to remain high, including leading the industry at destination ramps with an almost perfect score.
■Focused on leadership and skill development of the Sales and Marketing organization and support of organizational ONE CSX initiatives.

■Realigned strategy for the modernization of the CSX technology vision, placing the employee and customer at its core, and guided by the central focus on safety, which includes the five-year effort to replace the mainframe-based Core Dispatch system and updated tablets for the Company’s train and engine employees.
■In partnership with Sales and Marketing, transformed the ShipCSX tool with new tools that make it easier for customers to do business with CSX, in addition to introducing a user-friendly coal reservation system, Intermodal Time on Terminal tool, tracking Car Order Fill, and Automotive Supply performance tools.
■Focused on proactive measures to increase cybersecurity awareness within CSX, including the implementation of robust security measures and threat partner mitigation.
■Launched the Train and Engine Portal and upgraded technological devices, significantly improving operational efficiency and creating a more collaborative ONE CSX employee work experience.

2023 Actual Compensation		2023 Actual Compensation

Base Salary:	$725,000	Base Salary:	$650,000
Annual Bonus Earned:	$833,750	Annual Bonus Earned:	$747,500
Long-Term Incentives Granted:	$3,150,014	Long-Term Incentives Granted:	$2,325,019
Total Actual Compensation:	$4,708,764	Total Actual Compensation:	$3,722,519
60% of 2023 LTIs were performance based		60% of 2023 LTIs granted were performance based

73

Compensation Discussion and Analysis | Compensation Decisions

	Nathan D. Goldman, 66 Executive Vice President, Chief Legal Officer and Corporate Secretary Tenure 20.7 years

Responsibilities

Mr. Goldman has served as Executive Vice President, Chief Legal Officer and Corporate Secretary of CSX since November 2017. In this role, he directs the Company’s legal affairs, government relations, risk management, public safety, environmental and internal audit functions. Mr. Goldman has previously served as Vice President of Risk Compliance and General Counsel and has overseen work in compliance, risk management and safety programs.

2023 Accomplishments
		Jamie J. Boychuk, 46 Former Executive Vice President – Operations Tenure 6.2 years

■Supported development of key sustainability initiatives and ESG reporting, including biodiesel testing, hydrogen locomotive design and build and securing a grant for electric locomotives.
■Partnered with communities to win an industry-leading $2.6 billion in public funding for projects which will increase safety, capacity, connectivity and efficiency.
■Increased first responders training and outreach to touch a total of 4,800 external partners during over 70 events to ensure readiness in the event of a community incident.
■Engaged in a number of internal and external initiatives and programs targeted at strengthening ONE CSX communities.

		Responsibilities
		Mr. Boychuk was involuntarily separated without cause from his position as Executive Vice President – Operations of CSX Transportation, Inc. (“CSXT”) in August 2023.
2023 Actual Compensation		2023 Actual Compensation

Base Salary:	$570,000	Base Salary:	$433,424
Annual Bonus Earned:	$589,950	Annual Bonus Earned:	$498,438
Long-Term Incentives Granted:	$2,325,019	Long-Term Incentives Granted:	$3,150,014
Total Actual Compensation:	$3,484,969	Total Actual Compensation:	$4,081,876
60% of 2023 LTIs granted were performance based
60% of 2023 LTIs granted were performance based. Base salary and annual bonus earned are prorated based on the partial year of service; LTIs reflect the full amount granted but will prorate based on the partial year of service.

2024 Proxy Statement	74

Compensation Discussion and Analysis | Compensation Decisions
2024 Compensation Decisions
In February 2024, the Board reviewed the compensation levels for Mr. Hinrichs and, based on this review, determined that increases to his annual base salary, target annual bonus opportunity and target long-term incentive opportunity were appropriate. As a result, on February 16, 2024, the Board approved a base salary increase from $1,400,000 to $1,500,000, a target annual bonus opportunity increase from 150% of base salary to 175% of base salary and a target long-term incentive opportunity increase from $10,000,000 to $11,400,000. In addition, the Board approved an increase in the annual cap on the aggregate incremental cost to the Company of Mr. Hinrichs’ personal use of corporate aircraft that will be covered by the Company from $175,000 to $250,000.
When the Board appointed Mr. Hinrichs as President and CEO in September 2022, the Board set Mr. Hinrichs’ compensation at a level intended to compensate him fairly, while also acknowledging that he was new to the rail industry and aiming to provide a runway with him to increase his compensation over time, as warranted. Specifically, the Board anticipated that if Mr. Hinrichs performed in a manner commensurate with the Board’s hopes and expectations and was able to make measurable progress on some of the Company’s key strategic goals, including (i) building and improving the overall CSX culture and morale among employees, (ii) increasing service levels and customer engagement and (iii) continuing the Company’s efforts to increase safety, then the Board would want to increase his compensation over time. The Board believes that improvements in these areas, while continuing the Company’s operational excellence, will unlock additional opportunities for CSX and increase its competitiveness and shareholder value over the long term.
Over his first 18 months at CSX, Mr. Hinrichs has exceeded the Board’s expectations in virtually all of these areas.
■Mr. Hinrichs has truly transformed the Company’s culture. He has championed the ONE CSX culture by actively engaging on the ground with employees and advancing cultural changes. This has resulted in significant improvement in employee engagement and satisfaction, and Company culture has gone from being a pain point to an area of great pride.
■Mr. Hinrichs has led negotiations to make CSX the first U.S. railroad to come to agreement with unions to provide paid sick leave to union employees of certain crafts—a critical step in preventing a nationwide railroad strike—and is continuing to lead the industry for the next round of collective bargaining set to kick off later this year.
■From a service perspective, Mr. Hinrichs has supported CSX becoming an industry leader in service. Under his leadership in just the first year of his tenure, the Company has the best and, importantly, most consistent level of service to its customers as reflected in nearly every customer service metric in the industry. With Mr. Hinrichs as our President and CEO, CSX was the first railroad to be released from Surface Transportation Board (STB) reporting of certain of these metrics.
■On safety, CSX has been one of the leaders among Class I railroads with the lowest number of injuries in 2023 and the second lowest train accident rates in an environment where the Company was training over 2,000 new train and engine service employees. Unfortunately, rail is an inherently dangerous industry and there have been some challenges, including three fatalities in 2023. The Board believes that the changes in culture described above and Mr. Hinrichs’ commitment to improving safety at all levels and decision to bring on an industry veteran Chief Operating Officer, Michael A. Cory, will yield improvement to the Company’s safety record.
Moreover, these goals were achieved on top of continued strong financial performance, with CSX outperforming most rails (all but Canadian Pacific Kansas City Limited) on revenue growth in 2023.
The Board believes that the foundational changes that Mr. Hinrichs has been able to implement will make CSX stronger and more successful over the long term, and the Board believes that it is in the Company’s best interests to recognize and reward him for his work thus far and continue to incentivize him over the coming years. Notably, most of the increases in compensation provided to Mr. Hinrichs are in the form of performance-based compensation, and so Mr. Hinrichs will only experience these increases if the Company continues to meet or exceed its financial and operational goals.

75

Compensation Discussion and Analysis | 2023 Base Salary
2023 Base Salary
The Committee determines a base salary for the CEO and each NEO annually based on its assessment of the individual’s scope of responsibilities, performance and experience. The Committee also considers salary data for similar positions within the Comparator Group. After considering this information and in light of the economic environment, the Committee made adjustments for certain NEOs. Base salary may represent a larger or smaller percentage of total compensation actually paid, depending on whether actual Company and individual performance under the short and long-term incentive plans fall short of or exceed the applicable performance targets.
In 2023, the Committee reviewed the annual compensation of the Company’s NEOs and approved, or recommended Board approval in connection with the CEO, changes to base salaries that reflected the consideration of market data, individual performance, overall responsibilities, internal equity and functional experience.
In January 2023, the Committee approved a base salary increase for Mr. Pelkey, Executive Vice President and Chief Financial Officer, to $660,000, based on performance, achievement of his 2022 goals and positioning within the Comparator Group. This adjustment was effective as of January 1, 2023. The CEO and no other NEOs received a base salary increase in 2023.

NEO	2023 Annual Base Salary	Changes from 2022	Reasons for Changes
Joseph R. Hinrichs	$1,400,000	—%	No change from 2022
Sean R. Pelkey	$660,000	10%	Due to performance, achievement of his 2022 goals and positioning within the Comparator Group
Kevin S. Boone	$725,000	—%	No change from 2022
Stephen Fortune	$650,000	—%	No change from 2022
Nathan D. Goldman	$570,000	—%	No change from 2022
Jamie J. Boychuk	$ 725,000*	—%	No change from 2022
* Mr. Boychuk was involuntarily separated without cause under circumstances that made him eligible for severance benefits under the Company’s executive severance plan in August 2023. His actual base salary paid in 2023 was $433,424.
Short-Term Incentive Compensation
Goal Setting Process for the 2023 MICP
In January 2023, the Committee established and approved the measures and targets under the 2023 Management Incentive Compensation Plan (MICP) and developed a performance structure to drive business results and create value for shareholders. The MICP was designed to deliver results that drive profitability, improve safety, enhance customer service and grow revenue, while optimizing assets and controlling costs. In addition to the financial and customer service goals, the Committee included ESG-focused measures related to safety and fuel efficiency in the plan. The Committee established the following target 2023 MICP incentive opportunities (“Target Incentive Opportunity”) for each NEO.

NEO	Target Incentive Opportunity (% of Base Salary)
Joseph R. Hinrichs	150%
Sean R. Pelkey	100%
Kevin S. Boone	100%
Stephen Fortune	100%
Nathan D. Goldman	90%
Jamie J. Boychuk*	100%
* Mr. Boychuk was involuntarily separated without cause under circumstances that made him eligible for severance benefits under the Company’s executive severance plan in August 2023. His actual 2023 MICP payout was prorated to reflect his partial year of service.
The 2023 MICP was structured to reward executives and eligible employees for driving Company performance over a one-year period. Each NEO was provided a Target Incentive Opportunity based on the goals established by the Committee expressed as a percentage of base salary earned during the year and positioning of similar roles in the Comparator Group. In 2023, the Target Incentive Opportunity level for Mr. Hinrichs was 150% of base salary, 100% of base salary for Messrs. Boone, Boychuk, Fortune and Pelkey and 90% of base salary for Mr. Goldman. The Target Incentive Opportunity levels for Messrs. Hinrichs, Boone, Boychuk, Fortune and Goldman remained the same as in 2022. The increase in the Target Incentive Opportunity of 90% to 100% for Mr. Pelkey was driven by the responsibilities of his role and the positioning of similar roles in the Comparator Group.

2024 Proxy Statement	76

Compensation Discussion and Analysis | Short-Term Incentive Compensation
2023 MICP Performance Measures
In January 2023, the Committee approved the performance measures for the 2023 MICP, which included financial performance measures, and operational, customer service and ESG-related measures of safety and fuel efficiency. The financial measures account for 70% of the MICP’s overall weighting. These measures have been critical drivers of CSX’s business success. The Committee approved weightings for each of the performance measures as set forth below.
To determine the payout under the MICP, the Committee first assesses the Company’s performance against each of the goals for the year. These Company performance measures can result in a payment between 0% and 200% of the NEO’s Target Incentive Opportunity.
Upward or downward payout adjustments may be made based on a determination of exceptional individual performance; however, no individual performance adjustments were applied to 2023 payouts for any NEO. The individual performance modifier has been a standard component of the MICP design for over 10 years. Last year, after the voting results of our 2022 “Say-on-Pay” proposal and intensive shareholder outreach and engagement efforts focused on our executive compensation program, the Committee re-evaluated the circumstances under which individual performance adjustment(s) might be appropriate and determined that such circumstances should be exceptional. To build on that commitment, the Committee recently enhanced the rigor around the review process—through which the Committee determines payout adjustments—to ensure that such process evaluates truly exceptional achievement against pre-established performance goals set at the beginning of the year, as well as other outstanding accomplishments that impact shareholder value creation, our customers and employee culture. No individual performance adjustments were applied to 2023 payouts for any NEO.
Upward payout adjustments for each of the NEOs are capped at 150% of the Company’s MICP payout, with a maximum total payout under the MICP of 250% of the NEO’s Target Incentive Opportunity. If the Committee believes that any instance of adjustment is merited—upward or downward—fulsome and specific disclosure of how compensation decisions are tied to goals and performance will be provided. As shown in the “Summary Compensation Table,” the 2023 MICP payouts were based solely on the Company’s financial and operational performance.
2023 MICP Targets and Payout Percentages
In light of the continuing economic uncertainties and high inflation that existed in January 2023 when the 2023 MICP was adopted, the Committee approved annual incentive targets reflective of the challenging economic environment and with a wider performance range that would continue to build on the Company’s strong customer service levels and drive new business opportunities and revenue growth. As such, the 2023 MICP operating income target was set $523 million below the 2022 MICP operating income actual. The Company was cycling $238 million of prior year real estate gains and expected a normalizing supply chain environment to result in reduced intermodal storage revenue as well as lower export coal pricing. The Company disclosed that, as expected, actual 2023 results were impacted by the prior year Virginia real estate transaction, declining intermodal storage revenue and lower export coal benchmarks, totaling nearly $700 million of operating income impact on a combined basis.

77

Compensation Discussion and Analysis | Short-Term Incentive Compensation
The specific threshold, target and maximum payout goals and applicable weighting for each performance measure are set forth in the table below.
The Committee believes that the measures for the MICP were directly aligned with the Company’s strategic short-term goals, are directly impacted by executive leadership actions, supported our long-term strategy, helped deliver shareholder value and ensured retention of critical talent. The following table demonstrates the Company’s 2023 achievements against each target and the overall resulted payout.

Performance Measure(1)	Threshold(1) (0% – 50% payout)	Target (100% payout)	Maximum (200% payout)	Individual Measure Payouts	Resulted Company Payout	Total Payout for All NEOs
Financial Goals – 70% weighting
Operating Income (30% weighting)				33%
Operating Ratio(2) (30% weighting)				32%
Initiative-based Revenue Growth(3) (10% weighting)				20%	115%	115%(5)
ESG (Safety and Environmental) and Operational Goals(4) – 30% weighting
FRA Personal Injury Rate (5% weighting)				10%
FRA Train Accident Rate (5% weighting)				0%
Trip Plan Compliance (10% weighting)				20%
Fuel Efficiency (10% weighting)				0%
(1)Performance measure payouts are determined independently and each measure could result in a threshold payout range from 0% to 50% as shown, where applicable, in the table.
(2)The 2023 MICP allowed a formulaic adjustment to the operating ratio performance goal by a predetermined amount if the average cost of highway diesel fuel was outside the range of $4.00 to $4.50 per gallon. This adjustment is designed to account for the potential impact that volatile fuel prices have on expenses and operating ratio. Because the 2023 average price per gallon was $4.21 for highway diesel fuel, which was within the range, there was no adjustment to the operating ratio goals.
(3)Initiative-based Revenue Growth is a non-GAAP measure calculated by the amount of newly generated line-haul revenue associated with specific customer initiatives in the year. Line-haul revenue is the revenue generated from moving traffic, excluding fuel surcharge, before any costs or expenses are deducted.
(4)Certain safety actuals and operations performance can continue to settle over time. The Company’s 2023 achievements demonstrated in this table reflect actuals as of around the time the Committee approved the overall resulted payout in early 2024.
(5)No individual performance adjustments were applied to 2023 payouts for any NEO.
The Committee annually assesses the individual performance of each NEO and determines payout amounts, which are capped at the maximum Company payout of 250% of target for 2023. Based on the 2023 accomplishments for each NEO as described above, the Committee did not exercise its discretion to make upward or downward payout adjustments based on individual performance for any NEO, and approved a 115% total annual incentive payout for each of the NEOs based on the 115% resulted Company payout. These payouts are reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
2024 Management Incentive Compensation Plan Design
The 2024 Management Incentive Compensation Plan (MICP) design continues to emphasize financial, safety, operational and environmental performance measures and enhance focus on items that employees have the ability to directly influence, align to shareholder expectations and support the ONE CSX strategy. Operating margin replaced operating ratio to support the Company’s continued focus on profitable growth while emphasizing the importance of cost control and asset utilization. In addition, in furtherance of the Committee’s commitment to enhance the rigor around its MICP review process, the 2024 MICP includes pre-established individual performance goals against which adjustments for exceptional performance and outstanding accomplishments will be determined.

2024 Proxy Statement	78

Compensation Discussion and Analysis | Long-Term Incentive Compensation
Long-Term Incentive Compensation
The Company’s long-term incentive compensation program is intended to:
■engage and reward employees for extraordinary results that will maximize shareholder value;
■reinforce a pay-for-performance culture with a significant portion of total compensation at-risk; and
■align NEO interests with those of shareholders, with a focus on generating sustainable performance over a multi-year period.
These goals are accomplished by providing equity-based incentives focused on financial performance measures that: (i) have a historically high correlation to shareholder returns; (ii) are within management’s direct control; and (iii) encourage long-term commitment to delivering shareholder value. Long-term incentives have been granted under the shareholder-approved 2019 Stock and Incentive Award Plan (the “Stock Plan”).
The Stock Plan allows for different types of equity-based awards and provides flexibility in compensation designed to attract, retain and engage high-performing executives. The Committee determines the mix of equity vehicles annually to ensure alignment with market practice, motivate appropriate long-term, results-driven behaviors, align Company and NEO performance with shareholder interests and drive value creation.
Elements of Long-Term Incentive Compensation
A significant portion of the NEOs’ target compensation is comprised of the Long-Term Incentive Plan (LTIP) awards. Each year, the Committee, as part of its annual review process, determines a market competitive long-term incentive target grant value for each NEO, which is then converted into the corresponding value of equity-based awards. For 2023, the LTIP grants for the NEOs were comprised of performance units, non-qualified stock options and restricted stock units, which were designed to drive long-term value and growth through the achievement of Company performance goals and increased stock prices. The grants associated with each three-year cycle are reviewed and approved by the Committee each year for the NEOs and other eligible participants, and by the Board for the CEO. These grants are made and the performance targets are set following the annual Board review of the Company’s business plan for the applicable upcoming three-year period.
Since the three-year performance cycles run concurrently, the Company may have up to three active LTIP cycles during a given year. For example, the 2021-2023 performance cycle closed on December 31, 2023, and was paid out in January 2024. The 2022-2024, 2023-2025 and 2024-2026 cycles remain in progress, which helps ensure that our employees remain focused on sustainable long-term performance.

Long-Term Compensation Element	Description	Features

Performance Units
■Performance units are granted at the beginning of the applicable performance cycle, as described below.
■Awards are paid in the form of CSX common stock at the end of the performance period based on the level of achievement on Company performance goals.
■Participants also receive dividend equivalents at the end of the restricted period paid in the form of CSX common stock, assuming performance goals are met.

■Performance units (and related dividend equivalents) are generally subject to forfeiture if a participant’s employment terminates before the end of the performance cycle for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee.
■For the 2021-2023 and 2022-2024 LTIP cycles, upon retirement—defined as (i) age 65 or (ii) age 55 plus 10 years of service—participants received a prorated portion of their award based on the number of months completed in the cycle. For the 2023-2025 and 2024-2026 LTIP cycles, upon retirement—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, NEOs must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee.
■The employment letter for Mr. Hinrichs provides that, in connection with his retirement, all outstanding performance units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. Mr. Hinrichs will only receive the full vesting of his performance units in connection with retirement if he retires after reaching age 60 with five years of service.
■Upon death or disability for all LTIP cycles, participants or their estates earn the performance units that they would otherwise have earned at the end of the performance period had there been no death or disability.
■Performance unit payouts for each LTIP cycle, if any, do not occur until approved by the Committee in January of the year following the conclusion of the three-year performance cycle. These payouts can vary from the target grants in terms of: (i) the number of shares paid out due to financial performance; and (ii) the market value of CSX common stock at the time of payout.
■Based on actual performance, as discussed below, the performance unit payouts for the NEOs can range from 0% to 250% of the target levels, and can be of lesser or greater value than the original grant value based on the level of achievement on the performance goals and the price of CSX common stock.

79

Compensation Discussion and Analysis | Long-Term Incentive Compensation

Long-Term Compensation Element	Description	Features

Non-qualified Stock Options
■Non-qualified stock options vest ratably over three years and require stock price appreciation to provide any value to the NEOs.
■As a result, they reinforce leadership’s focus on the importance of value creation for shareholders. Non-qualified stock options generally provide participants with the right to buy CSX stock at a pre-set price for a period of 10 years.
■The exercise price of the non-qualified stock options is established as the closing stock price on the date of grant. The Stock Plan prohibits the repricing of outstanding non-qualified stock options without the approval of shareholders.

■For outstanding LTIP cycles, non-qualified stock options are subject to forfeiture if a participant’s employment terminates before the end of the vesting period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee.
■For the 2021-2023 and 2022-2024 LTIP cycles, upon retirement—defined as (i) age 65 or (ii) age 55 plus 10 years of service—participants received a prorated portion of their award based on the number of months completed in the cycle. For the 2023-2025 and 2024-2026 LTIP cycles, upon retirement—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding non-qualified stock options will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, NEOs must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee.
■The employment letter for Mr. Hinrichs provides that, in connection with his retirement, the full awards will continue to vest in accordance with their terms. Mr. Hinrichs will only receive the full vesting of his award in connection with retirement if he retires after reaching age 60 with five years of service.
■Upon death or disability for all LTIP cycles, participants or their estates receive all options per the original vesting schedule as if there was no death or disability.

Restricted Stock Units
■Restricted stock units are time-based awards that vest three years from the grant date (“the restricted period”) for the 2021-2023 and 2022-2024 LTIP cycles.
■Restricted stock units for the 2023-2025 and 2024-2026 LTIP cycles are time-based awards that vest ratably over the three year period from the grant date.
■Awards are paid in the form of CSX common stock at the end of the restricted period. Participants also receive dividend equivalents at the end of the restricted period paid in the form of CSX common stock.

■Restricted stock units are generally subject to forfeiture if a participant’s employment terminates before the end of the restricted period for any reason other than death, disability, retirement or other limited circumstances, as approved by the Committee.
■For the 2021-2023 and 2022-2024 LTIP cycles, upon retirement—defined as (i) age 65 or (ii) age 55 plus 10 years of service—participants received a prorated portion of their award based on the number of months completed in the cycle. For the 2023-2025 and 2024-2026 LTIP cycles, upon retirement—defined as (i) age 65, (ii) age 60 plus five years of service or (iii) age 55 plus 12 years of service—all outstanding restricted stock units will remain outstanding and eligible to vest based on Company performance through the end of the applicable LTIP cycle. To receive full vesting, NEOs must work through December 31st of the first year of the LTIP cycle and receive consent from the Committee.
■The employment letter for Mr. Hinrichs provides that, in connection with his retirement, the full awards will continue to vest in accordance with their terms. Mr. Hinrichs will only receive the full vesting of his award in connection with retirement if he retires after reaching age 60 with five years of service.
■Upon death or disability for all LTIP cycles, participants or their estates receive all restricted stock units per the original vesting schedule as if there was no death or disability.

Further information regarding the LTIP grants made to our NEOs in 2023 can be found under the “2023 Grants of Plan-Based Awards Table.”

2024 Proxy Statement	80

Compensation Discussion and Analysis | Long-Term Incentive Compensation
Performance Measures and Financial Goals for the 2021-2023 LTIP
For performance units granted under the 2021-2023 LTIP cycle, average annual operating income growth rate and cumulative free cash flow were selected to measure the Company’s performance. Average annual operating income growth rate measures the average increase in operating income over the three-year period and was chosen to replace operating income as a measure to align with the Company’s objective of profitable growth while also providing the ability to recover in the event of a prolonged economic downturn. Free cash flow was chosen as a performance measure as it is a key measure of the financial health of the business, has a high correlation to shareholder returns and aligns with CSX’s financial business plan. Average annual operating income growth rate and free cash flow were each weighted 50% of the total payout opportunity and were measured independently of the other.

Average Annual Operating Income Growth Rate	=	Straight Average of Year-over-Year Change in [Operating Revenues – Operating Expenses]
Free Cash Flow*	=	Net Operating Profit – Net Investment in Operating Capital
* Free cash flow is a non-GAAP measure calculated by using net cash provided by operating activities and adjusting for property additions and proceeds and advances from property dispositions. Free cash flow represents cash available for both equity and bond investors to be used for dividends, share repurchases or principal reduction on outstanding debt.
The threshold, target and maximum payouts for each measure are 25%, 50% and 100% of the performance units subject to the award respectively, generating a total target payout of 100% of the performance units and a maximum possible payout of 200% of the performance units for the 2021-2023 LTIP. The 2021-2023 LTIP measured average annual operating income growth rate and free cash flow over a 12-quarter period from January 2021 through December 2023.
In addition to average annual operating income growth rate and free cash flow, the performance units for the 2021-2023 LTIP cycle for all Executive Vice Presidents had a formulaic linear upward or downward relative total shareholder return (“Relative TSR”) modifier of up to 25% (subject to the 250% overall cap) based on CSX’s stock price performance compared to the peer group (S&P 500 Industrials Index) for the period from January 2021 through December 2023. In June 2021, Mr. Pelkey assumed the role of Vice President and Acting Chief Financial Officer. As such, the modifier only applied to the performance units he received on June 4, 2021 in relation to his new role and responsibilities. The modifier did not apply to the LTIP performance units granted to Mr. Pelkey on February 9, 2021 as Vice President – Finance and Treasury.
The LTIP targets for the performance units granted under the 2021-2023 LTIP were set in February 2021, based on the three-year business plan at the time of its adoption.

81

Compensation Discussion and Analysis | Long-Term Incentive Compensation
Payout for the 2021-2023 LTIP Performance Units
Based on an average annual operating income growth of 9.4% and a cumulative free cash flow of $10.745 billion for the cycle, the achievement for the performance units, which comprised 50% of the 2021-2023 LTIP, was 200% of the target. As shown in the table below, the Company’s Relative TSR performance against the peer group was below median for the cycle, resulting in a downward modifier of 19% against target performance and an aggregate downward modifier of 38%, such that the total achievement was 162% for each of the NEOs other than Mr. Pelkey. Since Mr. Pelkey was not an Executive Vice President at the time of the grant on February 9, 2021, the modifier did not apply and he received a total payout of 200%. Mr. Pelkey was also granted performance units on June 4, 2021 in connection with his promotion to his role as Vice President and Acting Chief Financial Officer. He received a total payout inclusive of the modifier of 162% for this award.
* Free cash flow is a non-GAAP measure calculated by using net cash provided by operating activities and adjusting for property additions and proceeds and advances from property dispositions. Free cash flow represents cash available for both equity and bond investors to be used for dividends, share repurchases or principal reduction on outstanding debt.

	Threshold (25% payout)	Target (50% payout)	Maximum (100% payout)	Payout
Average Annual Operating Income Growth Rate (50% weighting)				200% of Target
Cumulative Free Cash Flow* (50% weighting)
Relative TSR (Modifier)				-19%
Total Payout:				162% of Target
* Free cash flow is a non-GAAP measure calculated by using net cash provided by operating activities and adjusting for property additions and proceeds and advances from property dispositions. Free cash flow represents cash available for both equity and bond investors to be used for dividends, share repurchases or principal reduction on outstanding debt.

2024 Proxy Statement	82

Compensation Discussion and Analysis | Long-Term Incentive Compensation
Performance Measures and Equity Award Mix for the Outstanding LTIPs
Performance Measures. In determining the performance measures for the performance units for each LTIP cycle, the Committee: (i) considers information on various growth and return-based measures; and (ii) actively monitors the effectiveness of existing measures in driving the Company’s strategic business objectives and delivering shareholder returns.

LTIP Cycle	Performance Measures	Rationale

2022-2024, 2023-2025 and 2024-2026 LTIP cycles	■Average Annual Operating Income Growth Rate (50%) ■Economic Profit (CCE) (50%)
■Continued the Company’s focus on driving profitable growth.
■Economic Profit (CCE) is a non-GAAP financial measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. Improvement in Economic Profit (CCE) has historically had a strong relationship to stock price appreciation.
■As shown below, Economic Profit (CCE) is calculated as gross cash earnings minus the capital charge on gross operating assets, and Economic Profit (CCE) performance is measured as an improvement versus the prior year’s actual Economic Profit (CCE).
■An Economic Profit (CCE) payout percentage is calculated for each fiscal year during the LTIP cycle, with the final payout percentage determined using an average of the three annual payout percentages.
■This measure was incorporated to drive earnings growth, and to better align compensation to the ONE CSX strategy and to the value created for our shareholders and other stakeholders.
■Forward-looking LTIP targets are not disclosed for proprietary and competitive harm reasons.

83

Compensation Discussion and Analysis | Long-Term Incentive Compensation
Equity Mix. All three outstanding LTIPs are comprised of performance units, non-qualified stock options and restricted stock units for the NEOs. For the 2022-2024 LTIP, the Committee approved a market competitive LTIP grant value for the NEOs (the Board approved for the CEO) allocating 50% of the value to performance units, 25% for restricted stock units and 25% for non-qualified stock options. The allocation for the 2023-2025 and 2024-2026 LTIPs was 60% performance units, 20% restricted stock units and 20% non-qualified stock options, to address shareholder concerns of additional performance orientation in the Company’s long-term incentive plan.

2022-2024 LTIP

■		■		■
	Performance Units		Restricted Stock Units		Non-qualified Stock Options

2023-2025 and 2024-2026 LTIPs

■		■		■
	Performance Units		Restricted Stock Units		Non-qualified Stock Options
The performance units for the 2022-2024 and 2023-2025 LTIP cycles have a formulaic linear upward or downward Relative TSR modifier of up to 25% with a maximum payout of 250%, which applies only to the CEO and Executive Vice Presidents. The performance units for the 2024-2026 LTIP cycle have a Relative TSR modifier that recognizes over performance above the 60th percentile and under performance below the 40th percentile with a maximum payout of 250%. Performance between the 61st and 75th percentiles and above would result in an increased payout by up to 25%, and performance between the 25th and 39th percentiles and below would result in a decreased payout by up to 25%. Performance between the 40th and 60th percentiles would result in no modification to payouts. This modifier is designed to appropriately align NEO payouts with share price performance relative to a predetermined peer group, as approved by the Committee at the time of grant.
For the 2022-2024 LTIP, the number of performance units and restricted stock units awarded to each NEO was calculated based on a specific grant value divided by the average closing price of CSX common stock for the full three-month period prior to the month of grant, and the number of options awarded was calculated based on the Black-Scholes value for the same period.
For the 2023-2025 LTIP, the number of performance units and restricted stock units awarded to each NEO was calculated based on a specific grant value divided by the average closing price of CSX common stock for the 30-trading-day period preceding the date of the grant. The number of options awarded was calculated based on the Black-Scholes value for the same period.
The number of performance units and restricted stock units awarded to each NEO for the 2024-2026 LTIP was calculated based on a specific grant value divided by the grant date closing price of CSX common stock. The number of options awarded was calculated based on the Black-Scholes value for the same period.
Clawback Provisions and Policy
Payouts made under the MICP and LTIP programs are subject to recovery or clawback in certain circumstances. Under the applicable clawback provisions, an employee who has received a payout will be required to promptly return the monies (or any portion of the monies requested by the Company) in each of the following circumstances: (i) if it is determined that the employee engaged in misconduct, including, but not limited to, dishonesty, fraud (including reporting inaccurate financial information), theft or other serious misconduct as determined by the Company; (ii) if the Company is required to file an accounting restatement due to the Company’s material noncompliance with any financial reporting requirements under federal securities laws; or (iii) if the payout is otherwise required to be recovered by law or court order (i.e., garnishment).
In accordance with (ii) above, the Company adopted a separate, stand-alone financial statement compensation recoupment policy pursuant to which incentive-based compensation received by current and former executives is subject to recoupment if the Company is required to restate financial statements due to: (i) an error in previously issued financial statements that is material to the previously issued financial statements; or (ii) an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Under this new policy, when an event that triggers a clawback occurs, recovery is mandatory and no misconduct is required.

2024 Proxy Statement	84

Compensation Discussion and Analysis | Employment Agreements
Employment Agreements
Mr. Hinrichs entered into an employment letter upon his appointment as President and Chief Executive Officer in September 2022 when he was hired. This employment letter includes certain provisions relating to: (i) severance benefits; (ii) vesting of long-term incentive awards after retirement; and (iii) employment benefits following a change of control.
No other NEOs have individual employment letters or agreements. The described individual employment letter has been filed and can be viewed on the SEC website at www.sec.gov.
Non-Compete and Non-Solicitation Agreements
The CEO and Executive Vice Presidents are required to enter into formal non-compete and non-solicitation agreements with the Company as a condition for participation in each LTIP cycle. The non-compete provisions preclude an executive from working for a competitor of the Company and extend for a period of 18 months following separation from employment. The non-solicitation provisions generally prohibit executives from soliciting CSX customers or soliciting, hiring or recruiting CSX employees for any business that competes with CSX for a period of 18 months after separation.
Severance Agreements
Mr. Hinrichs is eligible for the following severance benefits under his employment letter with the Company, dated September 26, 2022, in the event of a termination of employment by the Company without “cause” or by Mr. Hinrichs for “good reason” prior to reaching “retirement age”:
■lump-sum cash-severance payment equal to two times his current base salary plus two times his target MICP award;
■pro-rata payment of his MICP award if Company goals are attained; and
■unvested equity awards will vest on a pro-rata basis per the original vesting schedules, with any performance-based awards remaining subject to satisfaction of pre-established performance goals.
In the event that Mr. Hinrichs’ employment terminates after he reaches “retirement age” (defined to mean his attainment of age 60 plus at least five years of continued service) either (i) by the Company without cause or by him for good reason or (ii) by him due to his voluntary retirement by providing the Company with at least 180 days’ notice of his plans to retire, Mr. Hinrichs will receive, in lieu of any of the severance benefits described above, continued vesting of his unvested equity awards, subject to any relevant performance criteria.
As of December 31, 2023, Messrs. Boone, Fortune, Goldman and Pelkey were eligible for benefits under the Company’s executive  severance  plan that was  implemented in September 2022 and amended in July 2023. The executive severance plan was amended, in part, with the intention to further clarify certain terms regarding the treatment of a participant’s outstanding equity awards in the event of a qualifying termination of employment with the Company. Under the  executive severance  plan, the NEOs are eligible to receive: (i) severance pay equal to the sum of one times the current base salary and one times the current target bonus under the MICP; (ii) a pro-rata bonus under the MICP in the plan year of the termination; (iii) continuation of medical and dental coverage for up to 12 months; (iv) financial planning for one year following termination; (v) prorated vesting of outstanding equity incentive awards; and (vi) outplacement services for one year after termination. Notwithstanding the foregoing, if an NEO is entitled to severance benefits under their respective change-of-control agreement, they will not be entitled to the severance benefits outlined above.
Mr. Boychuk was involuntarily separated without cause from the Company on August 4, 2023, and received severance benefits under the executive severance plan outlined above. Mr. Boychuk’s actual severance payment and the severance amounts that would have been payable had the NEOs, other than Mr. Boychuk, terminated employment with the Company as of December 31, 2023 are described further in the “Post-Employment Compensation” table.
Change-of-Control Agreements
The Company provides “double-trigger” change-of-control benefits pursuant to agreements that are designed to ensure management objectivity as it makes strategic business decisions. The Company’s policy for severance benefits upon a change of control: (i) requires a “double trigger” (i.e., payments are conditioned upon a change of control as well as separation from employment) to receive severance; (ii) prohibits Company reimbursement for the payment of excise taxes; (iii) defines “bonus” as the current “target” amount; and (iv) requires a contract term not to exceed three years. The policy also provides that the payment of severance benefits, without shareholder approval, is limited to 2.99 times base salary plus bonus for all NEOs other than Mr. Hinrichs. As of September 26, 2022, Mr. Hinrichs’ change-of-control agreement provided a potential benefit of 3.0 times his annual base salary plus bonus.
Our NEOs are subject to the terms of the change-of-control agreements described above and as further detailed under the section entitled “Potential Payouts Under Change-of-Control Agreements.” In July 2023, the change-of-control agreements were amended, in part, to include a three-year term that will extend automatically for consecutive three-year periods unless either party provides notice of non-renewal at least 90 days prior to the end of the then-current term.

85

Compensation Discussion and Analysis | Benefits
Benefits
Retirement Programs
CSX’s retirement programs currently consist of two components: (i) a defined contribution 401(k) plan; and (ii) a now-closed defined benefit pension plan. The retirement programs described below are provided to the NEOs under the following plans:
■the CSX Corporation 401(k) Plan (the “CSXtra Plan”);
■the Executive Deferred Compensation Plan (the “EDCP”);
■the CSX Pension Plan (the “Pension Plan”); and
■the Special Retirement Plan for CSX Corporation and Affiliated Corporations (the “Special Retirement Plan”).
CSXtra Plan
The NEOs may contribute to the CSXtra Plan, a defined contribution 401(k) plan. Participants may contribute on a pre-tax or after-tax basis and receive Company matching contributions. The Company’s matching contribution is equal to 100% on the employee’s first 1% of eligible compensation contributed, and 50% on the employee’s additional contributions up to 6% of base salary, for a Company match up to 3.5% of eligible compensation. Participants may invest contributions in various investment funds.
In lieu of participation in the Qualified CSX Pension Plan described below, any NEO and CSX non-union employee hired, rehired or promoted from union positions on or after January 1, 2020 receives an additional employer contribution of 3% of base salary plus 3% of their actual short-term incentive plan payout. These contributions are made regardless of participation in the CSXtra Plan and vest upon the earlier of the completion of three years of service or attainment of age 65. Messrs. Hinrichs and Fortune were hired after January 1, 2020 and are currently receiving the additional employer contribution.
Executive Deferred Compensation Plan
CSX offers a voluntary, non-qualified EDCP for the benefit of its executives and other eligible employees. Under the EDCP, the NEOs may defer compensation in excess of qualified plan limits until retirement or another specified date or event. Participating employees with base salary above the qualified plan limits may defer compensation to allow them to receive the full Company matching contribution of up to 3.5% of base salary not otherwise available to them under the CSXtra Plan. In addition, any NEOs hired on or after January 1, 2020 are eligible to receive an additional contribution of 3% of base salary and short-term incentive pay that exceeds the compensation limit under the Internal Revenue Code (the “Code”). These contributions are made regardless of participation in the EDCP and vest upon the earlier of the completion of three years of service or attainment of age 65.
Under the EDCP, participating employees, including NEOs, are entitled to voluntarily elect to defer up to: (i) 75% of base pay; (ii) 100% of awards payable in cash under CSX’s short-term incentive plans; and (iii) 100% of performance units payable under the Company’s LTIP in the form of stock only for cycles prior to 2023. Beginning with the 2023-2025 LTIP, performance units payable under the Company’s LTIP cannot be deferred. Any NEO hired on or after January 1, 2020 receives a Company matching contribution of up to 3.5% for short-term incentive plan deferrals made, with immediate vesting. NEOs also are entitled to receive matching contributions that would have been received under CSX’s 401(k) plan assuming that: (i) certain compensation limits prescribed by the Code did not apply; and (ii) contributions made under the EDCP were instead made under CSX’s 401(k) plan. Messrs. Hinrichs and Fortune were hired after January 1, 2020 and are currently receiving the additional matching contribution.
In accordance with a participant’s individual elections, deferred amounts—other than stock awards—are treated as if they were invested among the investment funds available under the qualified 401(k) plan. Participants may elect to change the investment of deferred amounts, other than deferred stock awards. EDCP participants may elect to receive payment of their deferred amounts, including earnings, upon separation from service or upon the attainment of a specified date. Participants may elect to receive payment in the form of a lump sum or in semi-annual installments over a period of up to 10 years (or 20 years, prior to 2021).
A participant may apply for accelerated payment of deferred amounts in the event of certain hardships and unforeseeable emergencies. Under the EDCP, cash deferrals are distributed in the form of cash and deferred stock awards (prior to 2023) are paid in the form of CSX common stock. Messrs. Hinrichs, Boone, Goldman and Pelkey voluntarily participate in the EDCP.

2024 Proxy Statement	86

Compensation Discussion and Analysis | Benefits
Qualified CSX Pension Plan
The Pension Plan, which has been closed to new employees hired, rehired or those promoted from union positions since January 1, 2020, is qualified under the Code and covers the NEOs and CSX’s non-union employees who were employed with the Company prior to January 1, 2020. For the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service.
The hypothetical account earns interest credits on a monthly basis applied to the participant’s account balance as of the end of the prior month. The interest credit rate is equal to one-twelfth of the average percentage yield on the monthly 10-year U.S. Treasury bond rate for the five months preceding the applicable plan year, but no less than an annual rate of 3.66%. The annual interest crediting rate used for 2023 was 3.66%. The resulting benefit is subject to a cap imposed under Section 415 of the Code (the “415 Limit”). The 415 Limit for 2023 was $265,000 (for a life annuity at age 65) and is subject to adjustment for future cost-of-living changes. Further, under the Code, the maximum amount of pay that may be taken into account for any year is limited. This limit (the “Compensation Limit”) was $330,000 for 2023 and is also subject to adjustment for future cost of living changes.
■Vesting — Benefits under this formula vest upon the earlier of the completion of three years of service or attainment of age 65.
■Form of Payment of Benefits — Benefits under this formula may be paid upon termination of employment or retirement as a lump sum or in various annuity forms. The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the respective table below are described in the 2023 Annual Report.
Messrs. Boone, Goldman and Pelkey were hired prior to January 1, 2020 and participate in the qualified pension plan.
Special Retirement Plan for CSX and Affiliated Corporations
The Special Retirement Plan is a non-qualified plan that covers CSX employees, including the NEOs, who were hired, rehired or promoted from a union position before January 1, 2020, and is now closed to all new employees or those promoted from union positions. The Special Retirement Plan provides for the payment of benefits that would otherwise not be available under the Pension Plan due to the 415 Limit and the Compensation Limit, both as described above. The purpose of the Special Retirement Plan is to assist CSX in retaining key executives by allowing the Company to offer competitive pension benefits.
Under the Special Retirement Plan, participants receive non-qualified pension benefits on base salary and short-term incentive compensation that exceed the $330,000 compensation limit under the Code and the $265,000 benefit cap under Section 415 of the Code. These benefits are calculated using the cash balance formula described above for all of the NEOs, without regard to the 415 Limit or the Compensation Limit.
Non-qualified pension benefits can be paid in the same form as under the Pension Plan. Pension benefits under the Special Retirement Plan are subject to: (i) suspension and possible forfeiture if a retired executive competes with the Company or engages in acts detrimental to the Company; or (ii) forfeiture if an executive is terminated for engaging in acts detrimental to the Company.
The valuation method and actuarial factors used to determine the present value of accumulated benefits shown in the “2023 Pension Benefits Table” for the Special Retirement Plan are described in the 2023 Annual Report.
Health and Group Benefits
CSX provides the same health and group benefits to the NEOs as those available to all full-time, non-union employees. The Company also provides basic life insurance and accidental death and dismemberment insurance coverage to all non-union employees, each of which is equal to two times their respective annual salaries, up to $1 million. Additionally, the Company provides NEOs, on the same basis as other non-union employees, salary continuance in the event of short-term (up to 100% of their base pay based on tenure) or long-term disability (up to $25,000 per month), travel accident insurance and vacation based on length of service.

87

Compensation Discussion and Analysis | Benefits
Employee Stock Purchase Plan
The CSX Employee Stock Purchase Plan (the “ESPP”) provides eligible employees the right to purchase shares of CSX common stock in accordance with the terms of the ESPP. All employees who have been employed by the Company at least 30 days prior to the beginning of the enrollment period are eligible to participate in the ESPP.
Under the ESPP, employees may purchase shares at the lesser of: (i) 85% of the fair market value of a share of CSX common stock on the first day of an offering; or (ii) 85% of the fair market value of a share of CSX common stock on the last day of an offering. There are two offering periods each year. The ESPP limits the number of shares of CSX common stock that an employee may purchase in a calendar year to a number of shares that have a fair market value (as of the applicable grant date) equal to $25,000.
Other Benefits
The perquisites provided to NEOs in 2023 included: (i) financial planning services of up to either $9,000 if the executive selects their own company or $12,000 if the executive uses the company that CSX has selected; and (ii) an annual health and well-being examination. The aggregate cost to the Company of these perquisites was approximately $17,000 for each NEO. Additionally, pursuant to Company policy, Mr. Hinrichs, as CEO, is required to travel by Company aircraft at all times for security purposes and to ensure efficient use of his time. Mr. Hinrichs’ personal use of the corporate aircraft was capped at $175,000 for 2023, as agreed to in his employment letter. Other senior-level executives have access to the Company aircraft and may use it on a very limited basis for personal reasons. The amounts related to the NEOs’ use of the Company aircraft are disclosed in the “Summary Compensation Table.”
In December 2022, the Committee approved a CSX Executive Charitable Match Program, to better reflect CSX’s strong commitment to philanthropy and community involvement. Under this program, which was effective January 1, 2023, CSX matches executive contributions to organizations that qualify for support under Company guidelines, up to a maximum annual CSX contribution of $50,000 for the President and Chief Executive Officer, $15,000 for Executive Vice Presidents and $5,000 for Senior Vice Presidents/Vice Presidents—an increase from the Company’s preexisting matching gifts program, which provided an annual $1,000 match for all employees for qualifying charitable contributions.
Stock Ownership Guidelines
CSX believes that, in order to align the interests of management with those of its shareholders, it is important that NEOs and other senior leaders hold a significant ownership position in CSX common stock relative to their base salary. To achieve this, CSX has established the following formal stock ownership guidelines. Each of the individuals covered by these guidelines must retain 100% of their net shares issued until the guidelines are achieved and has five years in which to do so. The types of equity that apply towards these ownership guidelines are vested and unvested restricted stock units, vested performance units and any other CSX common stock owned.

Position	Minimum Value
Chief Executive Officer	6 times base salary
Executive Vice Presidents	4 times base salary
Senior Vice Presidents	3 times base salary
Vice Presidents	1 times base salary
Policy Prohibiting Hedging/Pledging of CSX Stock
CSX’s insider trading policy prohibits officers and directors from entering into transactions to hedge their ownership positions in CSX securities. In addition, the policy prohibits officers and directors from pledging CSX securities.

2024 Proxy Statement	88

2023 Summary Compensation Table
The Summary Compensation Table and the accompanying footnotes describe the amount and type of compensation for the NEOs for 2023 and, if applicable, 2022 and 2021.

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
Joseph R. Hinrichs(1) President and Chief Executive Officer	2023	1,400,000	—	8,000,032	2,000,003	2,415,000	—	259,200	14,074,235
	2022	376,515	—	7,000,026	—	852,806	—	119,170	8,348,517
Sean R. Pelkey Executive Vice President and Chief Financial Officer	2023	660,000	—	1,860,011	465,008	759,000	156,340	59,965	3,960,324
	2022	600,000	—	2,292,067	1,169,878	815,400	150,903	34,127	5,062,375
	2021	427,826	—	774,847	258,359	479,165	95,725	16,270	2,052,192
Kevin S. Boone Executive Vice President and Chief Commercial Officer	2023	725,000	—	2,520,013	630,001	833,750	157,053	68,285	4,934,102
	2022	725,000	—	2,313,201	781,173	1,094,750	174,971	60,938	5,150,033
	2021	700,000	—	2,203,699	734,236	1,120,000	168,881	40,085	4,966,901
Stephen Fortune(1) Executive Vice President and Chief Digital & Technology Officer	2023	650,000	—	1,860,011	465,008	747,500	—	83,469	3,805,988
	2022	487,500	—	2,833,335	—	736,125	—	25,899	4,082,859
Nathan D. Goldman(1) Executive Vice President and Chief Legal Officer	2023	570,000	—	1,860,011	465,008	589,950	217,004	57,585	3,759,558
	2022	570,000	—	1,707,363	576,587	774,630	235,088	35,571	3,899,239
	2021	550,000	—	1,616,082	538,440	792,000	226,459	57,577	3,780,558
Jamie J. Boychuk(1) Former Executive Vice President — Operations	2023	433,424	—	2,520,013	630,001	498,438	100,942	1,726,158	5,908,976
	2022	725,000	—	2,313,201	781,173	1,094,750	175,643	41,217	5,130,984
	2021	700,000	—	2,203,699	734,236	1,120,000	169,530	35,137	4,962,602
(1)Mr. Boychuk was involuntarily separated without cause under circumstances that made him eligible for severance benefits under the Company’s executive severance plan on August 4, 2023. In accordance with SEC rules, no amounts are included for any NEO prior to the year in which he became an NEO, other than Mr. Goldman who was an NEO in 2021 and therefore his 2022 amounts are also included.

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Compensation Tables | 2023 Summary Compensation Table
(2)Stock Awards – Amounts disclosed in this column are related to LTIP performance units and restricted stock units granted in 2021, 2022 and 2023, as applicable, and reflect the aggregate grant date fair value of such stock awards computed in accordance with FASB ASC Topic 718. For performance units, the grant date fair value is based on the probable outcome of performance conditions at the time of grant. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2023 Annual Report, which was filed with the SEC on February 14, 2024. If the highest level of performance under each LTIP cycle is achieved, the maximum grant date fair value of the performance units (which does not include stock options, restricted stock units or restricted stock) for each NEO by year of grant would be: (i) 2023, Mr. Hinrichs - $15,000,020, Messrs. Pelkey, Fortune and Goldman - $3,487,500 and Messrs. Boone and Boychuk - $4,725,006; (ii) 2022, Mr. Hinrichs - $8,750,033, Messrs. Pelkey and Goldman - $2,845,605, Messrs. Boone and Boychuk - $3,084,268 and Mr. Fortune - $2,546,929; and (iii) 2021, Mr. Pelkey - $1,230,538, Messrs. Boone and Boychuk - $3,672,832 and Mr. Goldman - $2,693,469. Stock awards related to the LTIP granted in 2023 for Mr. Boychuk will vest on a pro-rata basis in connection with his involuntary separation without cause under circumstances that made him eligible for severance benefits under the Company’s executive severance plan on August 4, 2023, as described in the “Post-Employment Compensation” table below.
(3)Option Awards – The values included in this column represent the aggregate grant date fair value of non-qualified stock options granted to each NEO computed in accordance with FASB ASC Topic 718. For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2023 Annual Report, which was filed with the SEC on February 14, 2024.
(4)Non-Equity Incentive Plan Compensation – The 2023 short-term incentive compensation (MICP) was paid on February 16, 2024 based on a 115% Company payout of the Target Incentive Opportunities for each NEO under the 2023 MICP.
(5)Change in Pension Value and Non-qualified Deferred Compensation Earnings – The values in this column reflect aggregate changes in the actuarial present value of pension benefits. The changes in values result from increases in each individual’s years of service, total cash compensation and revised mortality assumptions, as well as from a decrease in the pension discount rate from 5.02% to 4.82%. CSX measured its pension values as of December 31, 2023. Messrs. Hinrichs and Fortune do not participate in the CSX Pension Plan.
(6)All Other Compensation – The components of “All Other Compensation” for 2023 are as follows:

Name	CSXtra Plan Contributions ($)(a)	NQDC Plan Contributions ($)(b)	Health Savings Account Contributions ($)(c)	Severance ($)(d)	Perquisites ($)(e)	Total ($)
Joseph R. Hinrichs	59,512	39,668	2,400	—	157,620	259,200
Sean R. Pelkey	11,795	11,273	2,400	—	34,497	59,965
Kevin S. Boone	11,300	13,898	2,400	—	40,687	68,285
Stephen Fortune	50,155	5,475	2,400	—	25,440	83,469
Nathan D. Goldman	12,767	8,473	2,400	—	33,946	57,585
Jamie J. Boychuk	10,177	10,442	2,400	1,678,219	24,921	1,726,158
(a)CSXtra plan contributions include: (i) employer matching contributions that were made based on NEO plan participation; and (ii) other non-elective employer contributions that were made to Messrs. Hinrichs and Fortune.
(b)Non-qualified Deferred Compensation Plan contributions include: (i) employer matching contributions that were made based on NEO plan participation; and (ii) other non-elective employer contributions that were made to Messrs. Hinrichs and Fortune.
(c)Health Savings Account contributions include employer matching contributions associated with NEO participation in the medical plan.
(d)The amount shown for Mr. Boychuk includes $583,152 in severance payments he received in connection with his involuntary separation without cause in August 2023, and $1,095,067, which represents the aggregate number of prorated shares of restricted stock units and stock options outstanding for Mr. Boychuk pursuant to the 2021-2023 and 2022-2024 LTIP cycles multiplied by $31.52, the closing price of the Company’s common stock on August 4, 2023 (his last day of employment) (and in the case of stock options, less the applicable exercise price).
(e)The values in this column reflect the aggregate incremental cost to the Company for financial planning/tax preparation services, personal usage of Company aircraft, relocation expenses and the Company’s match for charitable contributions, as applicable. The amount shown for Mr. Hinrichs includes Company-mandated personal aircraft use of $103,253, as described in the CD&A section, and a charitable contribution match of $50,000. The aggregate incremental cost to the Company for use of the Company aircraft is calculated by multiplying the hourly variable cost rate for the aircraft by the hours the executive used the aircraft for personal travel, and adding other costs associated with personal travel on the Company aircraft not included in the hourly variable cost rate, as applicable.

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Compensation Tables | 2023 Grants of Plan-Based Awards Table
2023 Grants of Plan-Based Awards Table
In 2023, the NEOs received grants of the plan-based awards as shown in the table below.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Awards (# of units)(2)			All Other Stock Awards (units)(3)	All Other Option Awards (#)(4)	Exercise Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (units)	Target (units)	Maximum (units)
Joseph R. Hinrichs	Feb. 15, 2023				0	189,454	473,635	63,152			8,000,032
	Feb. 15, 2023								202,943	31.67	2,000,003
		52,500	2,100,000	4,200,000
Sean R. Pelkey	Feb. 15, 2023				0	44,048	110,120	14,683			1,860,011
	Feb. 15, 2023								47,185	31.67	465,008
		16,500	660,000	1,320,000
Kevin S. Boone	Feb. 15, 2023				0	59,678	149,195	19,893			2,520,013
	Feb. 15, 2023								63,927	31.67	630,001
		18,125	725,000	1,450,000
Stephen Fortune	Feb. 15, 2023				0	44,048	110,120	14,683			1,860,011
	Feb. 15, 2023								47,185	31.67	465,008
		16,250	650,000	1,300,000
Nathan D. Goldman	Feb. 15, 2023				0	44,048	110,120	14,683			1,860,011
	Feb. 15, 2023								47,185	31.67	465,008
		12,825	513,000	1,026,000
Jamie J. Boychuk	Feb. 15, 2023				0	59,678	149,195	19,893			2,520,013
	Feb. 15, 2023								63,927	31.67	630,001
		18,125	725,000	1,450,000
(1)Estimated Possible Payouts Under Non-Equity Incentive Plan Awards – The amounts in these columns reflect the threshold, target and maximum payout opportunities for 2023 under the MICP based on the Target Incentive Opportunities for each NEO. The values reflect a threshold payout of 2.5% of each NEO’s Target Incentive Opportunity, a target payout of 100% of each NEO’s Target Incentive Opportunity and a maximum payout of 200% of each NEO’s Target Incentive Opportunity. The amounts actually paid for 2023 under the MICP are included in the “Summary Compensation Table.”
(2)Estimated Future Payouts Under Equity Incentive Plan Program – The amounts in these columns reflect the number of shares subject to performance units granted for the 2023-2025 LTIP cycle that are eligible to be earned and vest based on threshold, target and maximum achievement of pre-established financial performance goals. The Company’s performance over the 2023-2025 performance period will determine the number of shares that are paid out in respect of such performance units, which can range from 0% to 250% of the performance units subject to the grants. The 2023-2025 LTIP is designed to payout 0% at threshold, 100% at target and 200% at maximum. The number listed in the threshold column (0% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures. The NEOs also have a Relative TSR payout modifier applicable to the performance units based on a linear formula, which can increase or decrease the payout by as much as 25%, giving them a threshold payout of 0% and a maximum payout of 250%. The number listed in the threshold column (0% of the total performance units subject to the grant) is the number of performance units that would be earned if the threshold performance level were achieved for only one of the financial performance measures and the modifier is -25%. If both financial performance measures reach threshold performance level and the modifier is -25%, the resulting threshold payout would be 12.5% for the NEOs. The number listed in the maximum column (250% of the total performance units subject to the grant) is the number of performance units that would be earned if each metric pays out at a maximum of 200% and the modifier is +25%.

91

Compensation Tables | 2023 Grants of Plan-Based Awards Table
(3)All Other Stock Awards – The amounts in this column represent the number of restricted stock units granted to Messrs. Hinrichs, Pelkey, Boone, Goldman, Fortune and Boychuk on February 15, 2023. One third of these units vested on February 15, 2024, and the remaining units will vest ratably on February 15, 2025 and February 15, 2026, subject to the NEO’s continued employment through the applicable vesting date.
(4)All Other Option Awards – The amounts in this column represent the number of non-qualified stock options granted to Messrs. Hinrichs, Pelkey, Boone, Goldman, Fortune and Boychuk on February 15, 2023, which vest and become exercisable on a three-year graded vesting schedule. One third of these options became exercisable on February 15, 2024, and the remaining options will become exercisable ratably on February 15, 2025 and February 15, 2026. These options were granted with an exercise price equal to the closing stock price on the date of grant of $31.67.
(5)Grant Date Fair Value of Stock and Option Awards – The values in this column reflect the grant date fair value of performance units and non-qualified stock options granted in 2023, calculated in accordance with FASB ASC Topic 718, and, for performance units, based on the probable outcome of the performance conditions (which is the target). For more information and assumptions used in valuing these awards, see Note 4, Stock Plans and Share-Based Compensation in the Notes to the Consolidated Financial Statements in the 2023 Annual Report, which was filed with the SEC on February 14, 2024, and, for the grant date value of the performance units if maximum levels of performance are achieved, see footnote 2 to the “Summary Compensation Table.”

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Compensation Tables | 2023 Outstanding Equity Awards at Fiscal Year-End
2023 Outstanding Equity Awards at Fiscal Year-End
The table below presents information pertaining to all outstanding equity awards held by the NEOs as of December 31, 2023. Stock awards are comprised of outstanding performance units, non-qualified stock options, restricted stock units and restricted stock.

	Option Awards				Stock Awards
Name	Options Exercisable	Options Unexercisable(1)	Option Price ($)	Option Expiration Date	Shares Not Vested(2)	Market Value ($)(3)	Equity Incentive Awards Not Vested(4)	Market Value ($)(5)
Joseph R. Hinrichs	—	202,943	31.67	2/15/33	190,750	6,613,303	280,705	9,732,042
Sean R. Pelkey	2,223	—	16.13	2/22/27	55,892	1,937,776	67,692	2,346,882
	10,632	—	17.94	2/6/28
	9,429	—	22.70	2/6/29
	19,848	—	26.50	2/18/30
	5,133	2,568	29.49	2/9/31
	14,781	7,392	33.21	6/4/31
	—	59,989	34.36	1/24/32
	18,991	37,984	35.17	2/16/32
	—	47,185	31.67	2/15/33
Kevin S. Boone	15,969	—	17.59	10/1/27	66,726	2,313,390	91,711	3,179,620
	15,084	—	17.94	2/6/28
	13,455	—	22.70	2/6/29
	246,507	—	23.48	12/4/29
	216,927	—	26.50	2/18/30
	62,100	31,050	29.49	2/9/31
	25,730	51,461	35.17	2/16/32
	—	63,927	31.67	2/15/33
Stephen Fortune	—	47,185	31.67	2/15/33	54,020	1,872,873	65,264	2,262,703
Nathan D. Goldman	161,487	—	17.94	2/6/28	49,132	1,703,406	67,692	2,346,882
	137,301	—	22.70	2/6/29
	211,293	—	23.48	12/4/29
	173,541	—	26.50	2/18/30
	45,540	22,770	29.49	2/9/31
	18,991	37,984	35.17	2/16/32
	—	47,185	31.67	2/15/33
Jamie J. Boychuk	—	26,737	29.49	2/9/31	—	—	33,535	1,162,658
	25,730	27,160	35.17	2/16/32
	—	12,429	31.67	2/15/33

93

Compensation Tables | 2023 Outstanding Equity Awards at Fiscal Year-End
(1)Number of Securities Underlying Unexercised Options (Unexercisable) – All stock options were granted 10 years prior to the Option Expiration Date listed in the table above. The stock options granted to Mr. Pelkey on January 24, 2022 vest and become exercisable on a graded vesting schedule, with 50% vesting on the second anniversary of the grant date and 50% vesting on the third anniversary of the grant date. The other stock options granted to the NEOs in 2020, 2021, 2022 and 2023 vest and become exercisable on a three-year graded vesting schedule on each of the first three anniversaries of the grant date, generally subject to the NEO’s continued service through the applicable vesting date.
(2)Number of Shares or Units of Stock That Have Not Vested – The units reflected in this column represent restricted stock units granted: on January 24, 2022 to Mr. Pelkey that vest 50% on January 24, 2024 and 50% on January 24, 2025; on April 1, 2022 to Mr. Fortune that vest one-third on April 1, 2023, one-third on April 1, 2024 and one-third on April 1, 2025; and on September 26, 2022 to Mr. Hinrichs that vest on September 26, 2025. This column also includes restricted stock units granted under the 2021-2023 LTIP cycle, the 2022-2024 LTIP cycle and the 2023-2025 LTIP cycle. The outstanding restricted stock units granted to Mr. Boychuk under each of the aforementioned cycles are considered vested, since there are no further conditions on his receiving the shares, though they will not actually vest until the applicable vesting date under each of these cycles. Vesting of all outstanding awards are generally subject to the NEO’s continued service through the applicable vesting date.
(3)Market Value of Shares or Units of Stock That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 29, 2023 (the last trading day of 2023) of $34.67.
(4)Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested – The amounts reflected in this column represent performance units granted under the 2022-2024 and 2023-2025 LTIPs. The number of performance units shown is equal to the target number of performance units granted under the 2022-2024 LTIP cycle and the 2023-2025 LTIP cycle (and in the case of Mr. Boychuk, prorated to reflect his partial year of service). These performance units are eligible to be earned and vest based on achievement of Company performance measures over the applicable performance period. Performance units granted under the 2021-2023 LTIP cycle are considered earned as of December 31, 2023 and are included in the “2023 Option Exercises and Stock Vested” table below.
(5)Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested – The market values are based on the closing price of the Company’s common stock as of December 29, 2023 (the last trading day of 2023) of $34.67 per share.

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Compensation Tables | 2023 Option Exercises and Stock Vested Table
2023 Option Exercises and Stock Vested Table
The table below presents the value of performance units, restricted stock units and restricted stock that vested in 2023, and the non-qualified stock options that were exercised in 2023.

	Option Awards		Stock Awards
Name	Shares Acquired on Exercise(1)	Value Realized on Exercise ($)	Shares Acquired on Vesting(2)	Value Realized on Vesting ($)(3)
Joseph R. Hinrichs	—	—	—	—
Sean R. Pelkey	—	—	28,439	1,006,456
Kevin S. Boone	—	—	83,775	2,964,797
Stephen Fortune	—	—	12,419	371,825
Nathan D. Goldman	—	—	61,436	2,174,220
Jamie J. Boychuk	560,364	4,697,318	111,354	3,798,065
(1)Shares Acquired on Exercise – Shares acquired on exercise include non-qualified stock options exercised and sold on December 27, 2023 by Mr. Boychuk.
(2)Shares Acquired on Vesting – Shares acquired through stock awards include: (i) performance units that were paid out pursuant to the 2021-2023 LTIP; (ii) restricted stock units granted to Mr. Fortune that vested on April 1, 2023; and (iii) outstanding restricted stock units granted to Mr. Boychuk pursuant to the 2021-2023, 2022-2024 and 2023-2025 LTIP cycles, since there are no further conditions on his receiving the shares.
(3)Value Realized on Vesting – The values in this column reflect: (i) the number of performance units paid out pursuant to the 2021-2023 LTIP cycle multiplied by $35.39, the closing price of the Company’s common stock on January 26, 2024, which is the date the performance units were paid out; (ii) the number of shares of restricted stock units granted to Mr. Fortune pursuant to his sign-on stock award multiplied by $29.94, the closing price of the Company’s common stock on April 1, 2023, which is the date the restricted stock units vested; and (iii) the aggregate number of prorated shares of restricted stock units outstanding for Mr. Boychuk pursuant to the 2021-2023, 2022-2024 and 2023-2025 LTIP cycles multiplied by $31.52, the closing price of the Company’s common stock on August 4, 2023 (his last day of employment).

95

Compensation Tables | 2023 Pension Benefits Table
2023 Pension Benefits Table
As described below, CSX maintains closed defined benefit pension plans (qualified and non-qualified) under which the NEOs are eligible for benefits.

Name	Plan Name	Years Credited Service	Present Value Accumulated Benefits ($)(2)	Payments During Last FY ($)
Joseph R. Hinrichs(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Sean R. Pelkey	Qualified Pension Plan	18.500	311,623	—
	Non-qualified Special Retirement Plan	18.500	345,987	—
Kevin S. Boone	Qualified Pension Plan	6.333	163,484	—
	Non-qualified Special Retirement Plan	6.333	558,055	—
Stephen Fortune(1)	Qualified Pension Plan	—	—	—
	Non-qualified Special Retirement Plan	—	—	—
Nathan D. Goldman	Qualified Pension Plan	20.583	629,276	—
	Non-qualified Special Retirement Plan	20.583	1,158,816	—
Jamie J. Boychuk	Qualified Pension Plan	6.333	161,441	—
	Non-qualified Special Retirement Plan	6.333	522,723	—
(1)Messrs. Hinrichs and Fortune do not participate in the pension plans, based on their hire date; more information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A section beginning on page 86 of this Proxy Statement. They instead receive a non-elective contribution of 3% of base pay and actual bonus into their CSXtra 401(k) Plan accounts and Executive Deferred Compensation Plan (EDCP) accounts.
(2)For each of the NEOs, pension benefits accrue based on a “cash balance” formula. Under the cash balance formula, benefits are expressed in the form of a hypothetical account balance. For each month of service, the NEO’s account is credited with a percentage of the participant’s pay for that month. The percentage of pay credited is determined based on the participant’s age and years of service. More information on the qualified Pension Plan can be found under the “Benefits” subsection of the CD&A beginning on page 86 of this Proxy Statement.
2023 Non-qualified Deferred Compensation Table
The following table presents a summary of 2023 contributions made under the EDCP, as well as associated 2023 earnings, distributions and year-end balances. Two types of deferrals are represented below: cash and CSX stock deferrals. Cash deferrals include deferred portions of an NEO’s base salary and short-term incentive payments. CSX stock deferrals include deferred portions of compensation payable in the form of CSX common stock.

Name	Executive Contributions Last Fiscal Year(1)	Registrant Contributions Last Fiscal Year(2)	Aggregate Earnings Last Fiscal Year(3)	Aggregate Distributions Last Fiscal Year	Aggregate Balance Last Fiscal Year-End
Joseph R. Hinrichs	64,325	39,668	11,959	—	133,189
Sean R. Pelkey	363,948	11,273	66,760	—	479,484
Kevin S. Boone	23,825	13,898	28,323	—	168,558
Stephen Fortune	—	5,475	105	—	5,580
Nathan D. Goldman	14,525	8,473	11,156	—	172,235
Jamie J. Boychuk	17,900	10,442	12,992	—	114,672
(1)Executive Contributions in the Last Fiscal Year – The values in this column reflect salary deferred by the NEOs in 2023, under the EDCP. These amounts are also included in the “Salary” column of the “Summary Compensation Table.”
(2)Company Contributions in the Last Fiscal Year – Company contributions in 2023 are also reported in the “All Other Compensation” column of the “Summary Compensation Table.” See footnote 6 to that table for more details.
(3)Aggregate Earnings in the Last Fiscal Year – Earnings on cash deferrals include the total gains and losses credited in 2023 based on participant investment elections.

2024 Proxy Statement	96

Compensation Tables | Potential Payouts Under Change-of-Control Agreements
Potential Payouts Under Change-of-Control Agreements
Each change-of-control agreement provides that CSX will pay to the NEO the severance benefits described below if, during the Employment Period, CSX terminates the NEO’s employment other than for cause or disability, if the NEO resigns for good reason or upon a constructive termination (as such terms are defined in the change-of-control agreements). An NEO whose employment is terminated without cause or resigns for good reason within three months prior to a change of control is also entitled to the following benefits.
Cash Severance Payment — A lump sum cash severance payment equal to the sum of the following:
■the NEO’s “annual bonus” based upon the NEO’s target incentive opportunity and the plan’s achievement percentage prorated for the number of days in the calendar year prior to a termination of employment; and
■3 times the sum of the annual base salary and “target bonus” for Mr. Hinrichs, and 2.99 times the sum of the annual base salary and “target bonus” for all other NEOs.
Medical and Other Group Benefits — The equivalent of continued medical and life insurance and other health and group benefits coverage for three years after termination of employment at a level at least as favorable as the benefits provided to the NEO during the Employment Period (or the benefits then generally available to other executives, whichever is more favorable).
Outplacement — Outplacement services at a cost to CSX of $40,000.
The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2023, under his change-of-control agreement upon the hypothetical termination of employment following a change of control. The definitions of “change of control”, “cause”, “disability”, “good reason” and “constructive termination” are set forth in the change-of-control agreements. No actual payments have been made to any NEO pursuant to the change-of-control agreements. In addition, no hypothetical amounts are included for Mr. Boychuk, whose actual termination payments are described below.

Name	Severance ($)(1)	Pro-Rata Bonus Payment ($)(2)	Equity ($)(3)	Welfare Benefit Values ($)(4)	Outplacements ($)(5)	Aggregate Payments ($)
Joseph R. Hinrichs	10,500,000	2,415,000	18,214,324	65,949	40,000	31,235,273
Sean R. Pelkey	3,946,800	759,000	5,727,195	91,584	40,000	10,564,579
Kevin S. Boone	4,335,500	833,750	13,519,456	91,584	40,000	18,820,290
Stephen Fortune	3,887,000	747,500	4,570,127	91,584	40,000	9,336,211
Nathan D. Goldman	3,238,170	589,950	14,241,197	64,656	40,000	18,173,973
(1)Severance – Represents a cash severance payment equal to 3 times the sum of the annual base salary and “target bonus” for Mr. Hinrichs, and 2.99 times the sum of annual base salary and “target bonus” for all other NEOs.
(2)Pro-rata Bonus Payment – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s payout percentage (115% of target for 2023). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated.
(3)Equity – Represents the value of outstanding equity awards that would vest in connection with the transaction, including LTIP performance units based on 100% attainment of target levels under the 2021-2023, 2022-2024 and 2023-2025 LTIPs and the closing price of the Company’s common stock on December 29, 2023 (the last trading day of 2023) of $34.67 per share.
(4)Welfare Benefit Values – Estimated values associated with the continuation of medical, prescription, dental, disability, employee life, group life, accidental death and travel insurance for three years post-termination following a change of control.
(5)Outplacements – Values associated with outplacement services at a cost to CSX of $40,000 for each NEO.

97

Compensation Tables| Potential Payouts Under Change-of-Control Agreements
Benefits Provided Following a Change of Control
Each change-of-control agreement provides that, for a period of three years after a change of control (or, if later, 12 months following the final decision by an agency of a regulated business combination) (the “Employment Period”), CSX is required to:
■pay the executive an annual base salary that is at least equal to the highest base salary payable to the executive in the 12-month period immediately preceding the Employment Period (although certain reductions in salary that are also applicable to similarly-situated Company executives may be permitted);
■provide the executive with an opportunity to earn an annual incentive payment at a minimum, target and maximum level that is not less favorable than the executive’s opportunity to earn such annual incentives prior to the Employment Period (although certain reductions also applicable to similarly-situated Company executives may be permitted); and
■ensure the executive is eligible to participate in incentive, retirement, health and group benefits and other retirement–related benefit plans and to benefit from paid vacation and other policies of CSX and its affiliates, on a basis not less favorable than the benefits generally available to the executive before the Employment Period (or the benefits generally available to other executives at any time after the beginning of the Employment Period, whichever is more favorable).
Other Change-of-Control Benefits
Pursuant to the terms of the Stock Plan, in the event of a termination of employment, by CSX without cause or by the NEO for good reason, in either case, within three years following a change of control:
■performance-based equity awards are deemed earned at target levels and cancelled in exchange for a cash payment equal to the fair market value of a share multiplied by the shares subject to the awards at target levels;
■restricted stock units and unvested stock options are cancelled in exchange for a cash payment equal to the fair market value of a share, minus the exercise price, if applicable, multiplied by the number of shares subject to the award; and
■restricted stock vests in full.
Impact of a Change of Control on Deferred Compensation and Retirement Plan Benefits
In accordance with the terms of the EDCP, distribution of the entire account balance shall be made to participants upon a change of control (as defined in the EDCP). The Special Retirement Plan also contains certain change-of-control provisions.
No Tax Gross-Ups for Excess Parachute Payments
The Company does not provide gross-up payments for excess parachute excise taxes. Rather, the change-of-control agreements provide that the Company will give the best-net-benefit—meaning that, to the extent an NEO would have a higher net after-tax benefit if his payments were reduced so as to avoid excise taxes due to an excess parachute payment, the payments will be automatically adjusted downward to prevent an excess parachute payment. No amounts are reduced in any of the tables to give effect to any such reduction.

2024 Proxy Statement	98

Compensation Tables | Potential Payouts Under Change-of-Control Agreements
Post-Employment Compensation – Termination without Cause by the Company or by the Executive for Good Reason (Other than in connection with a Change of Control)
The following table presents the severance benefits to which each of the NEOs would be entitled as of December 31, 2023, under the applicable severance arrangement assuming the NEO was terminated “without cause” by the Company or by the executive for “good reason”. For Mr. Boychuk, the amounts in the table represent the total amounts which have been paid or will be paid in connection with his involuntary separation without cause from the Company.

Name	Severance ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Other Compensation ($)(5)	Total Compensation Payable ($)
Joseph R. Hinrichs	7,000,000	8,429,737	608,829	2,415,000	71,152	18,524,718
Sean R. Pelkey	1,320,000	3,348,833	585,010	759,000	80,128	6,092,971
Kevin S. Boone	1,450,000	5,338,822	5,889,629	833,750	80,128	13,592,329
Stephen Fortune	1,300,000	3,391,313	141,555	747,500	80,128	5,660,496
Nathan D. Goldman	1,083,000	3,928,446	8,621,953	589,950	71,152	14,294,501
Jamie J. Boychuk(1)	1,450,000	3,744,324	54,276	498,438	80,128	5,827,166
(1)Mr. Boychuk was involuntarily separated without cause under circumstances that made him eligible for severance benefits under the Company’s executive severance plan on August 4, 2023.
(2)Severance – Per his employment letter, Mr. Hinrichs would receive two times his annual salary plus two times his target annual bonus. All other NEOs would receive one times their base salary plus one times their target annual bonus, as determined by the executive severance plan established in September 2022 and amended and restated in July 2023. All severance payments made under the executive severance plan are paid out in installments over 12 months.
(3)Stock and Option Awards – This includes a prorated amount of all outstanding equity awards as of December 31, 2023. However, all equity would be settled according to each grant’s original vesting schedule. All performance unit calculations in the table assume a target performance; however, actual vesting would be based on Company performance. All equity awards have been valued using the closing stock price on December 29, 2023 (the last trading day of 2023) of $34.67. The option awards have been calculated using the difference between the respective grant’s exercise price and the closing stock price on December 29, 2023, multiplied by the prorated number of options held by the NEO. For Mr. Boychuk, his prorated awards are valued using the closing stock price on August 4, 2023 (his last day of employment) of $31.52. The prorated options would remain outstanding until the end of their originally scheduled term.
(4)Non-Equity Incentive Plan Compensation – Represents the annual bonus that would have been payable based upon the NEO’s Target Incentive Opportunity and the plan’s payout percentage (115% of target for 2023, as described above). Because the hypothetical termination is occurring on the last day of the year, the amount in the table is not prorated (other than for Mr. Boychuk, whose amount is prorated based on his actual termination date).
(5)Other Compensation – Each NEO would be eligible to receive outplacement and financial planning services of $40,000 and $12,000, respectively. In addition, each would also have the option to continue their medical and dental benefits if they elected to receive their severance as monthly installments over the period their monthly severance payments are made.

99

As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, the Company is providing the following information about the ratio of the annual total compensation of CSX’s median employee and the annual total compensation of Mr. Hinrichs. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2023, the last completed fiscal year:

■The annual total compensation of the individual identified as the Company’s median employee, other than the CEO, was $121,000. This represents an increase of $2,952 or 2% compared to 2023.
■The annual total compensation of the CEO was $14,095,787.
■Based on this information, the ratio for 2023 of the annual total compensation of Mr. Hinrichs to the annual total compensation of the median employee was 116 to 1.

The Company identified a new median employee as of year-end 2023. To identify the median employee, as well as to determine the annual total compensation of Mr. Hinrichs, the following analysis occurred:
1.As of December 31, 2023, the Company’s employee population consisted of more than 24,000 employees.
2.The median employee was identified by using 2023 Medicare Wages for all individuals, excluding Mr. Hinrichs, that were reflected in the Company’s payroll records as reported to the Internal Revenue Service on Forms W-2 for 2023.
3.All employees who were full-time, part-time or seasonal, including management and union, as well as furloughed employees who received any wages within the calendar year, were included in the analysis. Employees from the Company’s consolidated subsidiaries were also included. In accordance with SEC rules, all non-U.S. employees were excluded from the analysis. As of December 31, 2023, we employed 45 non-U.S. employees, all in Canada, which represented less than 1% of our overall employee population.
4.Annualized compensation was determined for any full or part-time employees who were employed at year-end but did not work for the Company the entire fiscal year, including those who were furloughed for part of the year. No cost of living or other adjustments were made to compensation.
5.The use of Medicare Wages is a consistently applied measure that includes all forms of taxable compensation, which we believe is most representative of the Company’s employee base since there are union and management workforces.
6.Once the median employee was identified, the Company determined the sum of all elements of such employee’s compensation for 2023, in accordance with Item 402(c)(2)(x) of Regulation S-K, which resulted in annual total compensation of $121,000. The difference between such employee’s base salary, wages and overtime pay ($94,704) and the employee’s total annual compensation ($121,000) was the value of the health care benefits for the employee and eligible dependents, which was $26,296.
7.The annual total compensation of $14,095,787 for Mr. Hinrichs includes the amount reported in the “Total” column of the “Summary Compensation Table” included in this Proxy Statement, which was determined in accordance with Item 402(c)(2)(x) of Regulation S-K.

2024 Proxy Statement	100

The following table sets forth the compensation for our Principal Executive Officer (the “PEO”) and the average compensation for our other NEOs, both as reported in the “Summary Compensation Table” and with certain adjustments to reflect the “compensation actually paid” to such individuals, as defined under SEC rules, for each of 2023, 2022, 2021 and 2020. The table also provides information on our cumulative total shareholder return (“TSR”), TSR for our peer group, Net Income and Economic Profit (CSX Cash Earnings or CCE).

Year (a)	Summary Compensation Table Total for Current PEO(1) (b)	Compensation Actually Paid to Current PEO(2) (c)	Summary Compensation Table Total for Former PEO(1) (b1)	Compensation Actually Paid to Former PEO(2) (c1)	Average Summary Compensation Table Total for Non-PEO NEOs(1) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) (e)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (in Millions) (h)	Economic Profit(5) (in Millions) (i)
							Total Shareholder Return (f)	Peer Group Total Shareholder Return(3) (g)
2023	$14,074,235	$15,733,686	N/A	N/A	$4,114,993	$4,663,286	$151	$150	$3,715	$2,658
2022	$8,348,517	$9,301,674	$19,536,434	$9,694,786	$4,856,562	$3,422,243	$133	$127	$4,166	$2,962
2021	N/A	N/A	$20,006,806	$32,556,244	$4,076,812	$6,737,795	$160	$134	$3,781	$2,472
2020	N/A	N/A	$15,306,715	$28,736,814	$3,586,272	$6,163,283	$127	$111	$2,765	$1,761
(1)This table reflects the amounts reported in the “Summary Compensation Table” for Joseph R. Hinrichs, our current PEO, and James M. Foote, our former PEO, for each of the years listed. The non-PEO NEOs for whom the average compensation is presented in this table are: (i) for fiscal 2023, Messrs. Pelkey, Boone, Fortune and Goldman; (ii) for fiscal 2022, Messrs. Pelkey, Boone, Boychuk and Fortune; (iii) for fiscal 2021, Messrs. Pelkey, Boone, Boychuk, Goldman and Wallace and Ms. Sorfleet; and (iv) for fiscal 2020, Messrs. Boone, Boychuk, Goldman and Wallace.

101

Pay Versus Performance
(2)Compensation “actually paid” for the PEO and average compensation “actually paid” for the non-PEO NEOs in 2023 reflect the respective amounts set forth in columns (b), (b1) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year.

	Calculation for Current PEO	Calculation for Former PEO	Calculation for Average of Non-PEO NEOs
Calculation of Compensation “Actually Paid”	Year 2023 ($)	Year 2023 ($)	Year 2023 ($)
Summary Compensation Table Total	14,074,235	N/A	4,114,993
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	(10,000,035)	N/A	(2,531,268)
Plus Fair Value for Awards Granted in the Covered Year	11,189,926	N/A	2,813,371
Change in Fair Value of Awards from Prior Years that Vested in the Covered Year	—	N/A	97,001
Change in Fair Value of Outstanding Unvested Awards from Prior Years	469,561	N/A	238,928
Less Fair Value of Awards Forfeited during the Covered Year	—	N/A	—
Plus Fair Value of Incremental Dividends of Earnings Paid on Stock Awards	—	N/A	—
Less Aggregate Change in Actuarial Present Value of Accumulated Benefit Under Pension Plans	—	N/A	(132,599)
Plus Aggregate Service Cost and Prior Service Cost for Pension Plans	—	N/A	62,860
Compensation “Actually Paid”	15,733,686	N/A	4,663,286
Fair values set forth in the table above are computed in accordance with ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date.
(3)Peer Group Total Shareholder Return is based on the S&P 500 Industrials Index, which is a peer group disclosed in the CD&A section of this Proxy Statement used by CSX to help determine executive pay.
(4)Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for each of the years ended December 31, 2023, 2022, 2021 and 2020.
(5)We determined Economic Profit (CSX Cash Earnings or CCE) to be the “most important” financial performance measure used to link performance to “Compensation Actually Paid” to our PEO and other NEOs in fiscal 2023, in accordance with Item 402(v) of Regulation S-K. Economic Profit is a non-GAAP financial measure designed to measure whether returns on new investments exceed an expected rate of return and to encourage investments in profitable growth projects. As we previously explained, Economic Profit is calculated as gross cash earnings minus the capital charge on gross operating assets. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 for reconciliation to the corresponding GAAP amounts.

2024 Proxy Statement	102

Pay Versus Performance | CEO Pay-for-Performance Alignment
CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs, the Company’s cumulative TSR and the peer group’s cumulative TSR over the three-year period from 2020 through 2023. The peer group TSR is based on the S&P 500 Industrials Index.

PEO and Average NEO Compensation Actually Paid
Versus Company TSR, 2020-2023
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Compensation Actually Paid ("CAP") ($000s)
$180
$160
$140
$120
$100
$80
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
$151
$150
$133
$127
$160
$134
$127
$111
$15,733
$4,663
$9,302
$9,695
$3,422
$32,556
$6,738
$28,737
$6,163
2023
2022
2021
2020
Fiscal Year
Compensation Actually Paid to current PEO
Average Compensation Actually Paid to Non-PEO NEOs
Compensation Actually Paid to former PEO
Total Shareholder Return (TSR) Value of Initial Fixed $100 Investment
Peer Group Total Shareholder Return

103

Pay Versus Performance | CEO Pay-for-Performance Alignment
The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and our net income during fiscal years 2020 through 2023.

PEO and Average NEO Compensation Actually Paid
Versus Company Net Income, 2020-2023
Compensation Actually Paid ("CAP") ($000s)
Net Income ($MM)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$15,733
$4,663
$3,715
$9,302
$9,695
$3,422
$4,166
$32,556
$6,738
$3,781
$28,737
$6,163
$2,765
2023
2022
2021
2020
Fiscal Year
Compensation Actually Paid to current PEO
Compensation Actually Paid to former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Net Income

The following chart sets forth the relationship between “Compensation Actually Paid” to our PEO, the average of “Compensation Actually Paid” to our other NEOs and Economic Profit (CSX Cash Earnings or CCE) during fiscal years 2020 through 2023.

PEO and Average NEO Compensation Actually Paid Versus Economic Profit, 2020-2023

Compensation Actually Paid ("CAP") ($000s)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
Economic Profit ($MM)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$15,733
$4,663
$2,658
$9,302
$9,695
$3,422
$2,962
$32,556
$6,738
$2,472
$28,737
$6,163
$1,761
2023
2022
2021
2020
Fiscal Year
Compensation Actually Paid to current PEO
Compensation Actually Paid to former PEO
Average Compensation Actually Paid to Non-PEO NEOs
Economic Profit (CCE)

2024 Proxy Statement	104

Pay Versus Performance | CEO Pay-for-Performance Alignment
Fiscal 2023 Tabular List of Most Important Financial Performance Measures
While Economic Profit (CSX Cash Earnings or CCE) is shown in the pay-versus-performance table above, the following seven (plus two supplemental, as noted below) performance measures are all important and key to the Company’s success. These measures are included in the short and long-term incentive plans to ensure alignment between the goals of the NEOs to the business strategies. The measures in this table are not ranked.

Most Important Performance Measures	Importance to the Company
Average Annual Operating Income Growth Rate Percentage	■Measures the average increase in operating income for each year of the LTIP cycle ■Aligns with the Company’s objective of profitable growth
Economic Profit (CSX Cash Earnings or CCE)
■Measures the Company’s ability to grow operating income while remaining focused on cost control and asset utilization
■Encourages investments in growth projects that earn more than an expected rate of return

Relative Total Shareholder Return (Relative TSR)	■Designed to appropriately align NEO payouts with share price performance relative to a transportation-related peer group
Operating Income	■Used to gauge the general health of the Company and to quantify operating profit margin ■Aligns with the Company’s objective of profitable growth
Operating Ratio	■Key indicator of the Company’s efficiency ■Encourages the Company to deliver results that grow the business while optimizing assets
Initiative-based Revenue Growth	■Measures the Company’s ability to gain additional business on the CSX network through growth with new and existing customers ■Directly supports profitable growth by driving operating income
Safety
■Reinforces the critical importance on ensuring employees’ personal safety and the safety of fellow railroaders and upholding our commitment to protect customers’ freight and the communities in which we operate

Trip Plan Compliance (supplemental)	■Ensures the Company successfully executes the service plan for customers’ shipments based on our commitments ■Focuses on reliable and accurate service for customers
Fuel Efficiency (supplemental)	■Indicates the Company’s fuel productivity over the distance traveled ■Supports environmental stewardship by reducing carbon emissions

105

The following table sets forth information about the Company’s equity compensation plans as of December 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (in thousands)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (in thousands)(1)
Equity compensation plans approved by security holders	12,094	$25.04	29,549
Equity compensation plans not approved by security holders	0	0	0
TOTAL	12,094	$25.04	29,549
(1)The number of shares remaining available for future issuance under plans approved by shareholders includes 29,549,316 shares available for grant in the form of stock options, performance units, restricted stock, restricted stock units, stock appreciation rights and stock awards pursuant to the Stock Plan.

2024 Proxy Statement	106

Security Ownership of Management and Certain Beneficial Owners
The following table sets forth, as of March 1, 2024, the beneficial ownership of CSX common stock by each director, director nominee and NEO, and the directors, director nominee and current executive officers of the Company as a group. The business address of each of the Company’s directors and executive officers is CSX Corporation, 500 Water Street, Jacksonville, Florida 32202.

Name of Beneficial Owner(1)	Amount of Beneficial Ownership	Shares for which Beneficial Ownership can be Acquired within 60 Days	Total Beneficial Ownership	Percent of Class(2)
Donna M. Alvarado	386,582	0	386,582	*
Thomas P. Bostick	21,331	0	21,331	*
Anne H. Chow	20	0	20	*
Steven T. Halverson	316,291	0	316,291	*
Paul C. Hilal(3)	1,506,688	0	1,506,688	*
Joseph R. Hinrichs	245,545	67,648	312,863	*
David M. Moffett	58,545	0	58,545	*
Linda H. Riefler	71,173	0	71,173	*
Suzanne M. Vautrinot	28,591	0	28,591	*
James L. Wainscott	31,123	0	31,123	*
J. Steven Whisler	199,075	0	199,075	*
John J. Zillmer	346,061	0	346,061	*
Kevin S. Boone(4)	178,297	673,862	852,159	*
Stephen Fortune	73,958	15,728	89,686	*
Nathan D. Goldman	251,579	644,157	895,736	*
Sean R. Pelkey	119,142	165,710	284,852	*
Jamie J. Boychuk	878	70,190	71,068	*
All directors, director nominees and current executive officers as a group (a total of 19)	4,161,483	2,072,303	6,233,786	*
(1)Except as otherwise noted, the persons listed have sole voting power as to all shares reported, including shares held in trust under certain deferred compensation plans, and also have investment power except with respect to certain shares held in trust under deferred compensation plans, investment of which is governed by the terms of the trust.
(2)Based on 1,957,828,555 outstanding shares on March 1, 2024. An asterisk (*) indicates that ownership is less than 1% of class.
(3)By virtue of ultimately controlling various entities that hold shares of common stock in the Company, Mr. Hilal may be deemed to have the power to vote or direct the vote of the shares held by those entities.
(4)Includes 1,500 shares held in an IRA account as to which Mr. Boone’s spouse has sole voting power.

107

Ownership of Our Stock | Security Ownership of Management and Certain Beneficial Owners
The following table sets forth information regarding the beneficial ownership of CSX common stock as of March 1, 2024 for each person known to us to be the beneficial owner of more than 5% of the outstanding shares of CSX common stock.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	174,948,647	8.85%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	142,632,196	7.2%
(1)As disclosed in its Schedule 13G/A filed on February 13, 2024.
(2)As disclosed in its Schedule 13G/A filed on January 26, 2024.

2024 Proxy Statement	108

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons owning more than 10% of CSX common stock, to file certain reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of Forms 3, 4 and 5, and amendments thereto received by us, the Company believes that all reports required to be filed under Section 16(a) were made on a timely basis with respect to transactions that occurred during fiscal year 2023.

109

ITEM 4	Shareholder Proposal Requesting a Railroad Safety Committee

This proposal was submitted by Segal Marco Advisors on behalf of AFL-CIO Equity Index Funds. The address and shareholdings of AFL-CIO Equity Index Funds will be provided promptly upon receipt of a written or oral request.
Shareholder Proposal and Supporting Statement
RESOLVED, that shareholders of CSX Corporation (the “Company”) urge the Board of Directors (the “Board”) to take the steps necessary to form a Railroad Safety Committee of independent directors with the power and duty to review staffing levels and their impact on safety at our Company’s railroad operations, and to meet and confer on safety issues with relevant stakeholders such as customers, communities, employees, and labor unions.
SUPPORTING STATEMENT
Ensuring the safety of our Company’s railroad operations is not only a collective legal and ethical responsibility, but also a vital component of maintaining the financial health and reputation of our Company. Recent derailments in the railroad industry, including those involving our Company, have drawn attention to the potential risks associated with these operations, necessitating a proactive approach to enhance safety measures.1 There are over 1,000 known train derailments a year in the United States -- averaging three a day.2
As common carriers, railroads are required by federal law to transport hazardous materials that can result in the loss of life and environmental contamination in the event of a train derailment. In 2023, the Norfolk Southern (“NS”) train derailment in East Palestine, Ohio resulted in the release of vinyl chloride that captured national media attention and publicized the need for improved railroad safety.3 The 2023 East Palestine derailment has cost NS almost $1 billion and a similar derailment at our Company could pose a significant financial risk.4
The East Palestine train derailment has also increased scrutiny of the role of the Precision-Scheduled Railroading (“PSR”) operating model used by our Company and other Class I freight railroads to increase operating efficiency and reduce costs.5 In our view, PSR has resulted in greatly reduced staffing levels, less equipment, and longer trains, all of which have contributed to the safety issues. In 2022, Surface Transportation Board Chairman Martin Oberman stated that:
“Over the last 6 years, the Class Is collectively have reduced their work force by 29% – that is about 45,000 employees cut from the payrolls. In my view, all of this has directly contributed to where we are today – rail users experiencing serious deteriorations in rail service because, on too many parts of their networks, the railroads simply do not have a sufficient number of employees.”6
While PSR may reduce staffing costs in the short-run, we believe that the long-term cost of increased derailments will outweigh any short-term financial gain. By establishing a Railroad Safety Committee, our Company can reduce the likelihood of derailments, protect its workforce, safeguard communities along its routes, provide better service to customers, demonstrate its commitment to ethical business practices, and enhance our Company’s long-term value.
(1)https://www.propublica.org/article/railroad-safety-union-pacific-csx-bnsf-trains-freight;
https://www.washingtonpost.com/transportation/2023/07/17/pennsylvania-train-derailment-evacuations/;
https://www.timesunion.com/news/article/investigation-cleanup-continue-following-18280195.php
(2)https://www.npr.org/2023/03/09/1161921856/there-are-about-3-u-s-train-derailments-per-day-they-arent-usually-major-disaste
(3)https://www.nytimes.com/2023/02/15/us/ohio-train-derailment-anxiety.html;
https://www.nytimes.com/2023/02/17/opinion/ohio-train-derailment-safety-regulation.html
(4)https://www.cnn.com/2023/07/27/investing/norfolk-southern-east-palestine-derailment-costs/index.html
(5)https://www.wsj.com/articles/norfolk-southern-derailment-spurs-questioning-of-turnaround-kings-strategy-5403464c
(6)https://www.stb.gov/news-communications/latest-news/pr-22-21/

2024 Proxy Statement	110

Item 4 Shareholder Proposal Requesting a Railroad Safety Committee
Opposition Statement of the Board
The Board carefully considered this proposal and recommends that you vote AGAINST it for the following reasons:
Our current Board and committee structure already provides for a robust level of safety oversight
The Board believes oversight of safety at CSX is a critical responsibility of the entire Board. The Board’s commitment is evidenced by the practice of reviewing and discussing safety as the first topic at all Board meetings. When major safety-related incidents occur, the full Board is informed immediately and engages in deep dives and after action reviews. As described in detail on page 46, examples of the recent safety-related topics reviewed by the Board include:
■CSX’s policies and practices on safety;
■Employee training on our safety efforts and programs;
■Retention of outside, independent consultants and other third parties to assess our safety programs; and
■Regulatory oversight of CSX’s safety programs.
Safety is a core component of CSX’s business and the Company’s commitment to safety is a key pillar of our strategic objectives. As a part of the annual strategy and business plan discussions, the Board reviews the initiatives and measures to make management accountable at the Company on improving safety processes through employee training and enhanced technology, focused on strengthening safety and overall compliance. Senior management’s compensation is expressly tied to safety metrics among other performance measures.
In addition, the Audit Committee oversees CSX’s risk management strategy and ERM program, such as activities related to the prevention, monitoring, measurement, reporting and management of enterprise-level core risks. Operations risk, one of our core risk areas that management reviews, includes safety risks. Each core risk has a Risk Leader who reports to a member of the Executive Risk Committee, and the Committee ultimately reports and discusses those risks with the Audit Committee.
We believe that oversight of safety should remain with the Board at this time, with the topic receiving the attention of all of the directors at every meeting, and that governance structure is optimal for maintaining the requisite priority that safety warrants for the Company. Delegating the review and discussion of a crucial area like safety to a committee instead would, in our view, fail to represent the crucial importance of safety to our operations.
Safety is integral to everything we do at CSX
At CSX, safety encompasses every aspect of our operations, for our employees and customers and the communities in which we operate.
CSX has achieved record safety performance in recent years through a rigorous and comprehensive approach that includes investments in infrastructure and technology, a growing workforce, fluid network operations and a safety culture that emphasizes employee training and coaching. As described further on page 9, CSX’s rise as an industry leader on safety and service has been driven by multiple factors, including, for example: CSX will invest $1.8 billion out of a $2.5 billion capital budget in 2024 on core infrastructure, ensuring the safety and integrity of our operations; we leverage advanced safety technology like autonomous train inspection portals, autonomous track inspection cars and drones; we employ industry-leading best practices for monitoring the condition of hot bearings and are actively collaborating with other major carriers on standards for tracking and analyzing trends in bearing condition; and we use advanced risk assessment technology annually to determine the shortest and safest routes to transport goods categorized as hazardous.
All CSX employees, regardless of job function or level, are part of the CSX safety team. By putting health and safety at the center of our day-to-day operations, we strive to foster a safety culture grounded in ownership and well-being. Safety briefings precede all of our daily activities, during which employees receive information on the sequence of a task or job, the potential hazards involved, the appropriate equipment to use and the personal protective equipment needed. CSX employees receive on-going safety training, including job-based training on safety and operating rules provided for all employees across the network annually, monthly training sessions led by local supervisors for employees, supported by updated video tutorials, and regularly scheduled train accident prevention and safety skills training and continuing education. As part of our ongoing efforts to grow our workforce to meet increasing demand for rail services and improve safety of our railroad operations, in 2023, we hired more than 1,600 rail conductors and more than 900 mechanical and engineering employees.
The CSX commitment to safety also extends into the communities served by our rail network. For example, CSX works to improve highway-rail grade crossings equipped with passive warning signs, with a program to clear-cut trees and vegetation to give motorists a better view as they approach the tracks. We were the first railroad in the United States to adopt a system-wide highway-rail grade crossing emergency notification sign program. Moreover, we use highly visible safety campaigns to raise public awareness of the potential hazards of highway-rail grade crossings and of trespassing on railroad property. In addition, we strongly believe in public-safety outreach and work closely with Operation Lifesaver, an education and awareness organization dedicated to ending collisions, fatalities and injuries at highway-rail grade crossings and along railroad rights-of-way.

111

Item 4 Shareholder Proposal Requesting a Railroad Safety Committee
Our CSX Responder Incident Training (RIT) program leverages a combination of effective virtual and hands-on training to successfully train first responders on how to safely respond to potential rail emergencies, including those involving hazardous materials. In 2023, CSX teams trained over 6,700 first responders. This includes classroom training and hands-on demonstrations on our Responder Incident Training train.
As CSX continues to prioritize the safe transport of critical freight across the nation, we are committed to maintaining our focus on proactively taking measures to protect our employees, customers and communities.
We measure safety across our operations
CSX sets a high bar for operational safety. To verify that we are meeting our standards, we continually monitor our performance against internal and external requirements. This ensures that we are able to safeguard our employees, the communities in which we operate and our customers’ freight. Periodic certifications ensure operational safety compliance in our terminals and mechanical shops. CSX management also conducts continuous, federally-mandated operational testing of CSX employee compliance with operational and safety standards.
We recently enhanced our railroad safety measures
Despite overall safety improvement at CSX and over two years without an employee workplace fatality, we lost three railroaders in 2023. We have vowed that these tragic incidents and the lives lost will have a lasting impact at CSX. To accomplish our goal of zero incidents, where every CSX employee returns home safely every day, we implemented additional safety measures in 2023. Specifically, we have:
■Conducted a safety stand-down, where we returned all new trainees back to their home terminals to review recent safety incidents and applicable rules and provided field training on these rules;
■Increased the length of training classes for new conductors, with greater focus on outdoor, hands-on training;
■Assigned additional new hire mentors and implemented mentoring programs that emphasize a ONE CSX approach to safety teamwork; and
■Introduced new tools for employees aimed at identifying and eliminating work environment risks.
We are committed to addressing hazards to improve railroad safety, and have multiple, well-established Company initiatives to encourage anonymous reporting of safety issues through various means, without fear of reprisal. In addition, to complement our employee safety reporting programs, in 2023, we announced that CSX would join the FRA’s Confidential Close Call Reporting System.
CSX’s entire Board takes seriously the Company’s commitment to safety, by reviewing and discussing safety—including many of the initiatives and topics mentioned above—at every Board meeting. In light of our well-documented commitment to railroad safety at all levels of CSX, including the full Board, the Board recommends that shareholders vote against this proposal.

The Board unanimously recommends that the shareholders vote AGAINST this proposal.

2024 Proxy Statement	112

Notice of Electronic Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 8, 2024. This Proxy Statement and the 2023 Annual Report are available at www.proxyvote.com.
As permitted by rules adopted by the SEC, we are making our proxy materials available to our shareholders electronically via the Internet. We have mailed many of our shareholders a Notice containing instructions on how to access this Proxy Statement and the 2023 Annual Report, and how to vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and the 2023 Annual Report. The Notice also instructs you on how you may submit your voting instructions. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.
Annual Report on Form 10-K
The 2023 Annual Report (without exhibits) is available on www.csx.com. The 2023 Annual Report (with exhibits) is also available on the website maintained by the SEC (www.sec.gov). The information on or accessible through our website is not part of this Proxy Statement. You may submit a request for a printed version of the 2023 Annual Report in one of the following manners:
■send your request by mail to CSX Corporation, Shareholder Relations, 500 Water Street, Jacksonville, Florida 32202; or
■call CSX Shareholder Relations at (904) 359-3256.
March 25, 2024
By Order of the Board of Directors
Nathan D. Goldman
Executive Vice President – Chief Legal Officer
and Corporate Secretary

113

Additional Information | Other Matters
Other Matters
Except as described below, management and the Board of Directors are not aware of any matters that may properly be brought before the Annual Meeting other than the matters referred to in the Notice of the Annual Meeting and this Proxy Statement. If any other matters are properly brought before the Annual Meeting, or any adjournment thereof, the persons appointed in the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.
Householding of Proxy Materials
The SEC’s rules permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as householding, potentially means extra convenience for security holders and cost savings for companies.
As in prior years, a number of brokers with account holders who are CSX shareholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to CSX shareholders, a single copy of the proxy materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Shareholders who participate in householding continue to receive separate proxy cards, voting instructions or notices of availability, as applicable, which will allow each individual to vote independently.
If you are a registered shareholder currently participating in householding and wish to receive a separate copy of the proxy materials, or if you would like to opt out of householding for future deliveries of your annual proxy materials, please contact us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256. If a separate copy of this Proxy Statement and the 2023 Annual Report is requested for the Annual Meeting, it will be mailed promptly following receipt of the request.
A street name shareholder who received a copy of the proxy materials at a shared address may also request a separate copy of the Proxy Statement and the 2023 Annual Report by contacting us at CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202, or by telephone at (904) 359-3256.
Street name shareholders sharing an address who received multiple copies of the proxy materials and wish to receive a single copy of these materials in the future should contact their broker, bank or other nominee to make this request. If you would like to opt out of householding for future deliveries of your proxy materials, please contact your broker, bank or other nominee.
Note about the CSX Website, ESG Reports and Forward-Looking Statements
Web addresses to the CSX website throughout this document are provided for convenience only. Please note that information on or accessible through the CSX website is not part of, or incorporated by reference into, this Proxy Statement. The ESG Reports mentioned in this Proxy Statement, or any other information from the CSX website, are not part of, or incorporated by reference into, this Proxy Statement. Some of the statements on our website and these reports contain cautionary statements regarding forward-looking information that should be carefully considered. Our statements and reports about our objectives may include statistics or metrics that are estimates, make assumptions based on developing standards that may change and provide aspirational goals that are not intended to be promises or guarantees. Inclusion of metrics or other information in such statements or reports is not intended to imply that such information is material to CSX. The statements and reports may also change at any time and we undertake no obligation to update them, except as required by law.
This Proxy Statement contains forward-looking statements. Generally, any statement contained in this Proxy Statement not based upon historical fact is a forward-looking statement. The use of forward-looking or conditional words such as “believe,” “continue,” “estimate,” “intend,” “may,” “will,” “anticipate,” “expect,” “plan,” “remain,” “confident” and “commit” or similar expressions are intended to identify forward-looking statements. In particular, statements regarding our plans, strategies, objectives and expectations regarding our business and operating performance, as well as ESG initiatives and similar commitments, are forward-looking statements. They reflect expectations, are not guarantees of results and speak only as of the date of this Proxy Statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include those that are described in our 2023 Annual Report on Form 10-K and elsewhere in our filings with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Caution should be taken not to place undue reliance on any such forward-looking statements.

2024 Proxy Statement	114

Q: What is the purpose of the Annual Meeting?
A:At the Annual Meeting, shareholders will act upon the matters outlined in the “Notice of 2024 Virtual Annual Meeting of Shareholders” above, including the election of the 12 director nominees named in this Proxy Statement, the ratification of the appointment of EY as the Independent Registered Public Accounting Firm of CSX for 2024, the consideration of an advisory (non-binding) vote on compensation for our NEOs and the consideration of a shareholder proposal.
Q: How can I participate in the Annual Meeting?
A:This year, CSX will host our virtual Annual Meeting at 10:00 a.m. (EDT) on Wednesday, May 8, 2024. There will be no physical location for shareholders to attend. Shareholders may participate online at www.virtualshareholdermeeting.com/CSX2024. The Annual Meeting will begin promptly at 10:00 a.m. (EDT). We encourage you to access the Annual Meeting prior to the start time. Online access will be available beginning at 9:45 a.m. (EDT).
To participate in the Annual Meeting, including voting your shares electronically and submitting questions during the Annual Meeting, you will need the 16-digit control number included on your proxy card or on your voting instruction form, or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting.
Q: How can I submit a question?
A:If you would like to submit a question, you may do so before or during the Annual Meeting.

If you would like to submit your question 48 hours before the start of the meeting:	If you would like to submit your question during the Annual Meeting:
1.You may log in to www.proxyvote.com and enter your 16-digit control number. 2.Once past the login screen, click on “Question for Management.” 3.Type in your question. 4.Click “Submit.”	1.You may log in to the virtual meeting website at www.virtualshareholdermeeting.com/CSX2024 using your 16-digit control number. 2.Type your question into the “Ask a Question” field. 3.Click “Submit.”

We do not place restrictions on the type or form of questions that may be asked; however, we reserve the right to edit or reject redundant questions or questions that we deem profane or otherwise inappropriate. We also refrain from providing material non-public information in our responses. During the live Q&A session of the Annual Meeting, we will answer questions as they come in and address those asked in advance, as time permits. Shareholders will be limited to one question each unless time otherwise permits.

115

Annual Meeting Questions & Answers
Q: What is the benefit of a virtual meeting?
A:The Board of Directors believes that a virtual meeting format will provide the opportunity for full and equal participation by all shareholders, from any location around the world, while substantially reducing the costs associated with hosting an in-person meeting.
In order to encourage shareholder participation and transparency, CSX will:
■provide shareholders with the ability to submit appropriate questions in advance of the Annual Meeting to ensure thoughtful responses from management and the Board;
■provide shareholders with the ability to submit appropriate questions in real time during the Annual Meeting through the virtual meeting website;
■provide management with the ability to answer as many questions as possible in accordance with the meeting rules of conduct in the time allotted without discrimination; and
■publish all appropriate questions submitted in accordance with the Annual Meeting rules of conduct with answers following the Annual Meeting, including those not addressed directly during the Annual Meeting.
CSX has considered concerns raised by investor advisory groups and other shareholder rights advocates that virtual meetings may diminish shareholder voice or reduce accountability. Accordingly, we have designed our virtual meeting format to enhance, rather than constrain, shareholder access, participation and communication. CSX believes that our virtual meeting will afford a greater number of our shareholders the opportunity to participate in the Annual Meeting while still affording participants the same rights they would have had at an in-person meeting and substantially reducing the time and expense associated with holding an in-person meeting.
Q: What if I have technical difficulties or trouble accessing the virtual meeting?
A:We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting login page or at www.proxyvote.com. Technical support will be available starting at 9:00 a.m. EDT on May 8, 2024.
Q: Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A:In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our 2023 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless requested. Instead, the Notice, which was mailed to most of our shareholders, instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
Q: How do I get electronic access to the proxy materials?
A:The Notice provides you with instructions on how to:
■view CSX’s proxy materials for the Annual Meeting on the Internet; and
■instruct CSX to send future proxy materials to you electronically by email.
Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of the printing and mailing of these materials on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until terminated.
Q: Who is soliciting my vote?
A:Our Board of Directors is soliciting your vote on the matters being submitted for shareholder approval at the Annual Meeting. The Company will pay the costs of preparing proxy materials and soliciting proxies, including the reimbursement, upon request, of trustees, brokerage firms, banks and other nominee record holders for the reasonable expenses they incur to forward proxy materials to beneficial owners. In addition to using mail, proxies may be solicited in person, by telephone or by electronic communication by officers and employees of the Company acting without special compensation.
The Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee of approximately $15,000, plus reimbursement expenses.
Q: Who is entitled to vote?
A:Only shareholders of record at the close of business on March 11, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof, unless a new record date is set in connection with any such adjournments or postponements. On March 11, 2024, there were issued and outstanding 1,957,593,312 shares of CSX common stock, the only outstanding class of voting securities of the Company.

2024 Proxy Statement	116

Annual Meeting Questions & Answers
Q: How many votes do I have?
A:You will have one vote for every share of CSX common stock you owned at the close of business on the Record Date.
Q: How many shares must be present to hold the Annual Meeting?
A:The Company’s bylaws provide that a majority of the outstanding shares of stock entitled to vote constitutes a quorum at any meeting of shareholders. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for the transaction of all business. Abstentions and shares held of record by a broker, bank or other nominee that are voted on any matter are included in determining the number of shares present.
Your vote is important and we urge you to vote by proxy even if you plan to participate in the Annual Meeting.
Q: What are the vote requirements for each proposal?
A:Election of Directors. In an uncontested election, a director is elected by a majority of votes cast for his or her election by the shares entitled to vote at a meeting at which a quorum is present. In accordance with the Company’s Corporate Governance Guidelines, in an uncontested election, any incumbent director nominated for re-election as a director who is not re-elected in accordance with the Company’s bylaws is required to promptly tender his or her resignation for consideration following certification of the shareholder vote. The Governance and Sustainability Committee shall consider the resignation offer and recommend to the Board whether to accept or reject it. The Board will act on the Governance and Sustainability Committee’s recommendation within 90 days following certification of the shareholder vote. Thereafter, the Board will promptly disclose its decision whether to accept or reject the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a press release to be disseminated in the manner that the Company’s press releases typically are distributed.
Other Proposals. The proposal to ratify the appointment of EY as the Company’s Independent Registered Public Accounting Firm for 2024 (Item 2), the proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s NEOs (Item 3) and the shareholder proposal requesting a railroad safety committee (Item 4) will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal.
Abstentions are not considered votes cast on any proposal and will have no effect on the outcome of the vote for Items 1, 2 3 or 4. Shares held by a broker, bank or other nominee for which the beneficial owner has not provided voting instructions cannot be voted by such bank, broker or other nominee on non-routine matters (“broker non-votes”), as described in greater detail below under “Will my shares be voted if I do not provide voting instructions to my broker?” As a result, “broker non-votes” are not considered votes cast on Items 1, 3 or 4 and will have no effect on the outcome of the vote. Brokers will have discretionary voting power regarding Item 2 in the event that beneficial owners, who own their shares in “street name”, do not provide voting instructions regarding Item 2.
Q: How do I vote?
A:To vote by proxy, you must do one of the following:

Internet	Telephone	Mail

If you are a shareholder of record, you can vote your shares via the Internet 24 hours a day by following the instructions on your proxy card or in the Notice. The website address for Internet voting is indicated on your proxy card or in the Notice.
If you are a beneficial owner, or you hold your shares in “street name” (that is, through a bank, broker or other nominee), please check your voting instruction form or contact your bank, broker or nominee to determine whether you will be able to vote via the Internet.

If you are a shareholder of record, you can vote your shares by telephone 24 hours a day by calling 1-800-690-6903 on a touch-tone telephone. Easy-to-follow voice prompts enable you to vote your shares and confirm that your instructions have been properly recorded
If you are a beneficial owner, or you hold your shares in “street name”, please check your voting instruction form or contact your bank, broker or nominee to determine whether you will be able to vote by telephone.

If you requested printed proxy materials and choose to vote by mail, complete, sign, date and return your proxy card in the postage-paid envelope provided if you are a shareholder of record or your voting instruction form if you hold your shares in “street name”.
Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the Annual Meeting.

To vote during the Annual Meeting, you must visit www.virtualshareholdermeeting.com/CSX2024 at the time of the Annual Meeting and enter the 16-digit control number included on your proxy card, voting instruction form or on your Notice. Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described above prior to the Annual Meeting so that your vote will be counted if you later decide not to participate in the Annual Meeting.

117

Annual Meeting Questions & Answers
Q: Can I change my vote?
A:Yes. If you are a shareholder of record, you may change your vote or revoke your proxy any time before it is voted by:
■delivering written notice to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida 32202;
■timely delivering a later-dated signed proxy card or written revocation; or
■a later vote via the Internet, by telephone or by voting at the Annual Meeting using the 16-digit control number included on your proxy card or on your Notice.
If you hold your shares in “street name”, you should follow the instructions provided by your bank, broker or other nominee if you wish to change or revoke your vote.
Q: Will my shares be voted if I do not provide voting instructions to my broker?
A:If you hold your shares in “street name” through a bank, broker or other nominee, the bank, broker or other nominee is required to vote those shares in accordance with your instructions. If you do not give instructions to the banker, broker or other nominee, the bank, broker or other nominee will be entitled to vote your shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to “non-discretionary” items (those shares are treated as “broker non-votes”).
The proposal to ratify the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2024 is considered a routine matter for which a bank, broker or other nominee will have discretionary voting power if you do not give instructions with respect to this proposal. The proposals to (i) elect directors (ii) vote on an advisory (non-binding) resolution on executive compensation and (iii) vote on the shareholder proposal are non-routine matters for which a bank, broker or other nominee will not have discretionary voting power and for which specific instructions from owners who hold their shares in “street name” are required in order for a broker to vote your shares.
Q: What happens if I return my proxy card but do not give voting instructions?
A:If you are a shareholder of record and sign, date and return the proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
The Board unanimously recommends a vote:
1.FOR the election of the 12 director nominees named in this Proxy Statement;
2.FOR the ratification of the appointment of EY as CSX’s Independent Registered Public Accounting Firm for 2024; and
3.FOR the approval, on an advisory (non-binding) basis, of the compensation of the named executive officers as disclosed in these materials; and
4.AGAINST the shareholder proposal requesting a railroad safety committee.
Q: What happens if other matters are properly presented at the Annual Meeting?
A:If any other matters are properly presented for consideration at the Annual Meeting, the persons named as proxies on the enclosed proxy card will have discretion to vote on those matters for you. Management and the Board are not aware of any matters that may properly be brought before the Annual Meeting other than the matters disclosed in this Proxy Statement. If any other matters not disclosed in this Proxy Statement are properly presented at the Annual Meeting for consideration, the persons voting the proxies solicited by the Board for the Annual Meeting will vote them in accordance with their best judgment.
Q: How are votes counted?
A:Votes are counted by an independent inspector of elections appointed by the Company.
Q: What happens if the Annual Meeting is postponed or adjourned?
A:Unless a new record date has been fixed, your proxy will still be in effect and may be voted at the reconvened meeting. You will still be able to change your vote or revoke your proxy with respect to any item until the polls have closed for voting on such item.

2024 Proxy Statement	118

Annual Meeting Questions & Answers
Q: What is the deadline for consideration of shareholder proposals for the 2025 Annual Meeting of Shareholders?
A:Shareholder Proposals for Inclusion in Next Year’s Proxy Statement. A shareholder who wants to submit a proposal pursuant to Rule 14a-8 to be included in the proxy statement for the 2025 Annual Meeting must send the proposal to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received on or before November 25, 2024, unless the date of the 2025 Annual Meeting is changed by more than 30 days from May 8, 2025, in which case the proposal must be received a reasonable time before the Company begins to print and mail its proxy materials for the 2025 Annual Meeting.
Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access). The Company’s bylaws provide “proxy access” by allowing a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to submit director nominees (up to the greater of two directors or the number of directors representing 20% of the Board) for inclusion in the Company’s proxy statement, subject to the other requirements set forth in the bylaws. To include a director nominee in the Company’s proxy statement for the 2025 Annual Meeting, the proposing shareholder(s) must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, Florida, 32202, so that it is received by November 25, 2024.
Other Shareholder Proposals or Director Nominees. A shareholder who wants to nominate a director other than through proxy access or submit a proposal outside of Rule 14a-8 for consideration at the 2025 Annual Meeting, pursuant to the CSX bylaws, must send notice and the required information to CSX Corporation, Office of the Corporate Secretary, 500 Water Street, C160, Jacksonville, FL 32202, so that it is received no earlier than the close of business on January 8, 2025, nor later than the close of business on February 7, 2025, unless the date of the 2025 Annual Meeting is more than 30 days before or more than 70 days after May 8, 2025, in which case the nomination or proposal must be received no earlier than the 120th day prior to the date of the 2025 Annual Meeting and no later than the close of business on the later of the 90th day prior to the date of the 2025 Annual Meeting or the 10th day following the day on which the Company first publicly announces the date of the 2025 Annual Meeting.
Q: Does the Board consider director nominees recommended by shareholders?
A:Yes. The Governance and Sustainability Committee of the Board will review recommendations as to possible nominees received from shareholders and other qualified sources. The Governance and Sustainability Committee will evaluate these recommendations about nominees using the same criteria it uses for other director nominees. Shareholder recommendations should be submitted in writing addressed to the Chair of the Governance and Sustainability Committee, CSX Corporation, 500 Water Street, C160, Jacksonville, Florida 32202, and should include a statement about the qualifications and experience of the proposed nominee.
Shareholders who wish to nominate a director instead should do so in accordance with the nomination provisions of the Company’s bylaws. A shareholder nomination for the 2025 Annual Meeting must be delivered to the Company within the time periods described above and set forth in the Company’s bylaws.

119

Helpful Links

Annual Meeting

2024 Annual Meeting Webpage	www.virtualshareholdermeeting.com/CSX2024

2023 Annual Report	https://s2.q4cdn.com/859568992/files/doc_financials/2023/ q4/913a6f6f-7cbe-4481-9873-39ab722ebec0.pdf

Committee Charters and Governance Documents	https://investors.csx.com/esg/governance/governance-documents/default.aspx

2022 ESG Report	https://s2.q4cdn.com/859568992/files/doc_financials/2023/ar/12/2022-csx-esg- report.pdf

Quarterly Results	https://investors.csx.com/financials/quarterly-results/default.aspx

About CSX Corporation

Website	https://www.csx.com/

Management	https://investors.csx.com/esg/governance/management/default.aspx

ESG	https://investors.csx.com/esg/default.aspx

Investor Resources	https://investors.csx.com/resources/investor-faqs/default.aspx

2024 Proxy Statement	120

CSX

CSX CORPORATION
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 7, 2024. Follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CSX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 7, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V34986-P02306 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CSX CORPORATION

The Board of Directors recommends you vote FOR Proposals 1, 2 and 3 and AGAINST Proposal 4.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Donna M. Alvarado	☐	☐	☐
1b. Thomas P. Bostick	☐	☐	☐
1c. Anne H. Chow	☐	☐	☐
1d. Steven T. Halverson	☐	☐	☐
1e. Paul C. Hilal	☐	☐	☐
1f. Joseph R. Hinrichs	☐	☐	☐
1g. David M. Moffett	☐	☐	☐
1h. Linda H. Riefler	☐	☐	☐
1i. Suzanne M. Vautrinot	☐	☐	☐
1j. James L. Wainscott	☐	☐	☐
1k. J. Steven Whisler	☐	☐	☐
1l. John J. Zillmer	☐	☐	☐

	For	**Against**	**Abstain**
2. The ratification of the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2024.	☐	☐	☐
3. Advisory (non-binding) resolution to approve compensation for the Company's named executive officers.	☐	☐	☐
	For	**Against**	**Abstain**
4. A shareholder proposal requesting a railroad safety committee.	☐	☐	☐

In appreciation for submitting your vote for the CSX Annual Meeting and to further our commitment to environmental stewardship, a tree will be planted on your behalf in a protected park or wildlife refuge.

Thank You!

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V34987-P02306

CSX CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders to be held on May 8, 2024

The undersigned hereby appoints NATHAN D. GOLDMAN and MICHAEL S. BURNS, as proxies, with full power of substitution, to act and vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be hosted online at www.virtualshareholdermeeting.com/CSX2024 on May 8, 2024, at 10:00 a.m. (EDT), and at all adjournments or postponements thereof, and authorizes each of them to represent and to vote all stock of the undersigned on the proposals listed on the reverse side of this card as directed and, in their discretion, upon such other matters as may properly come before the meeting, all as more fully described in the Proxy Statement.

The proxy will be voted as directed. If no direction is made, the proxy will be voted: "FOR" Proposals 1, 2 and 3 and "AGAINST" for Proposal 4. Your Internet or telephone vote authorizes the named proxy to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy via the Internet or by telephone, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 11:59 p.m. Eastern Time on Tuesday, May 7, 2024.

Continued and to be signed on reverse side